Execution Version AMENDMENT NO. 2 This AMENDMENT NO. 2 (this “Amendment”), dated as of August 8, 2025, is by and between TCO INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), TOTAL COMMUNITY OPTIONS, INC., a Colorado corporation (the “Borrower”), the 2025 Replacement Term A Lenders party hereto, the 2025 Replacement Revolving Lenders party hereto, the Issuing Banks party hereto, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as the Swingline Lender. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Amended Credit Agreement referred to below. W I T N E S S E T H: WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders from time to time party thereto and Issuing Banks from time to time party thereto have entered into the Credit Agreement, dated as of March 8, 2021 (as amended by that certain Amendment No. 1, dated as of June 14, 2023 and as further amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”); WHEREAS, the Borrower has requested (i) to refinance all of its Initial Term Loans pursuant to Section 9.02(c) of the Credit Agreement with Replacement Term Loans in an aggregate principal amount of $50,714,200 (the “2025 Replacement Term A Loans”) and the proceeds of certain 2025 Replacement Revolving Loans (as defined below) made on the Amendment No. 2 Effective Date, (ii) to refinance all of its Revolving Commitments established on the Closing Date and any Revolving Loans outstanding immediately prior to the Amendment No. 2 Effective Date pursuant to Section 2.20 of the Credit Agreement with Refinancing Revolving Commitments (the “2025 Replacement Revolving Commitments”) and the Revolving Loans made thereunder (the “2025 Replacement Revolving Loans”), respectively, in an aggregate principal amount of $100,000,000 and (iii) to make other amendments to certain provisions of the Credit Agreement, in each case, upon the terms and subject to the conditions set forth below and in the Amended Credit Agreement; WHEREAS, the Borrower has requested and each Lender party hereto agrees, on the terms and conditions set forth herein and in the Amended Credit Agreement, to (i) provide a 2025 Replacement Term A Loan (each such Lender, a “2025 Replacement Term A Lender”) and (ii) provide Refinancing Revolving Commitments (each such Lender, a “2025 Replacement Revolving Lender” and together with the 2025 Replacement Term A Lenders, the “2025 Replacement Lenders”) on the Amendment No. 2 Effective Date; WHEREAS, pursuant to Section 9.02(c) of the Credit Agreement, the Credit Agreement may be amended by the Borrower, the Administrative Agent and the 2025 Replacement Term A Lenders pursuant to an Additional Credit Extension Amendment to effectuate the transactions with respect to the 2025 Replacement Term A Loans contemplated herein, and the Borrower, the Administrative Agent and the 2025 Replacement Term A Lenders have agreed to amend the Credit Agreement as set forth in Section 2 hereof; WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Credit Agreement may be amended by the Borrower, the Administrative Agent and the 2025 Replacement Revolving Lenders pursuant to an Additional Credit Extension Amendment to effectuate the transactions with respect to the

2 2025 Replacement Revolving Loans contemplated herein, and the Borrower, the Administrative Agent and the 2025 Replacement Revolving Lenders have agreed to amend the Credit Agreement as set forth in Section 2 hereof; and WHEREAS, in accordance with the provisions of Section 9.02(b) and Section 9.02 (c) of the Credit Agreement, the Borrower and Holdings have requested, and the 2025 Replacement Lenders party hereto, which, (i) immediately prior to the Amendment No. 2 Effective Date, constitute the Required Lenders and (ii) on the Amendment No. 2 Effective Date, constitute all affected Lenders, the Issuing Banks and the Swingline Lender, have agreed, to amend the Credit Agreement as set forth in Section 2 hereof. NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows: SECTION 1. 2025 Replacement Term A Loans and 2025 Replacement Revolving Commitments. Subject to the terms set forth herein and the conditions set forth in Section 3 hereof: (i) Each 2025 Replacement Term A Lender agrees to make a 2025 Replacement Term A Loan to the Borrower on the Amendment No. 2 Effective Date in a principal amount equal to the amount set forth under the heading “2025 Replacement Term A Loan Commitment” opposite such 2025 Replacement Term A Lender’s name on Schedule I hereto; (ii) From and after the Amendment No. 2 Effective Date, each party hereto agrees that, for all purposes of the Amended Credit Agreement and the other Loan Documents, (a) each 2025 Replacement Term A Lender shall be deemed to be a “Term Lender” and a “Lender” under the Amended Credit Agreement, and each 2025 Replacement Term A Lender shall be a party to the Amended Credit Agreement as a Lender and shall have the rights and obligations of a Lender under the Amended Credit Agreement, (b) each 2025 Replacement Term A Loan, when funded, shall be deemed a “Term Loan”, an “Initial Term Loan” and a “Loan” and (c) this Amendment is an Additional Credit Extension Amendment; (iii) Notwithstanding anything in the Existing Credit Agreement including but not limited to the language set forth in Section 9.02(c), the Borrower and the Lenders party hereto, constituting all affected lenders, agree that the 2025 Replacement Term A Loans shall be deemed Replacement Term Loans incurred in accordance with and validly permitted under the Credit Agreement; (iv) Each 2025 Replacement Revolving Lender agrees to provide 2025 Replacement Revolving Commitments to the Borrower on the Amendment No. 2 Effective Date in a principal amount equal to the amount set forth under the heading “2025 Replacement Revolving Commitment” opposite such 2025 Replacement Revolving Lender’s name on Schedule I hereto; (v) From and after the Amendment No. 2 Effective Date, each party hereto agrees that, for all purposes of the Amended Credit Agreement and the other Loan Documents, (a) each 2025 Replacement Revolving Lender shall be deemed to be a “Revolving Lender” and a “Lender” under the Amended Credit Agreement, and each 2025 Replacement Revolving Lender shall be a party to the Amended Credit Agreement as a Lender and shall have the rights and obligations of a Lender under the Amended Credit Agreement, (b) each 2025 Replacement Revolving Loan, when funded, shall be deemed a “Revolving Loan” and a “Loan”, (c) each 2025 Replacement Revolving Commitment is an “Incremental Revolving Commitment” designated by a Responsible Officer of the Borrower as “Refinancing Revolving Commitments” pursuant to this Amendment and (d) each 2025 Replacement Revolving Commitment shall be deemed to be a “Refinancing Revolving Commitment”, a “Revolving Commitment” and a “Commitment” under the Amended Credit Agreement. The 2025 Replacement Revolving Commitments and the 2025 Replacement Revolving Loans will refinance in full the Revolving Commitments established

3 on the Closing Date, which such Revolving Commitments will be terminated in full and replaced with the 2025 Revolving Credit Commitments; (vi) Notwithstanding anything in the Existing Credit Agreement or this Agreement to the contrary, the Borrower and the Lenders party hereto, constituting the Required Lenders, validly permit the establishment and incurrence of the 2025 Replacement Revolving Commitments and 2025 Replacement Revolving Loans without usage of any portion of the cap on Incremental Facilities set forth in the Credit Agreement. (vii) From and after the Amendment No. 2 Effective Date, each 2025 Replacement Revolving Lender agrees it shall have an obligation to issue Letters of Credit in an aggregate principal amount up to the amount set forth under the heading “Issuing Bank Sublimit” opposite such 2025 Replacement Revolving Lender’s name on Schedule I hereto; (viii) From and after the Amendment No. 2 Effective Date, each party hereto agrees that, for all purposes of the Amended Credit Agreement and the other Loan Documents, (a) each 2025 Replacement Revolving Lender shall be deemed to be an “Issuing Bank” under the Amended Credit Agreement, and each such 2025 Replacement Revolving Lender shall be a party to the Amended Credit Agreement and shall have the rights and obligations of an Issuing Bank under the Amended Credit Agreement; (ix) Notwithstanding anything in the Existing Credit Agreement or this Agreement to the contrary, (i) the refinancing of the Revolving Commitments established on the Closing Date and any outstanding Revolving Loans with the 2025 Replacement Revolving Commitments and the 2025 Replacement Revolving Loans shall not terminate any Letter of Credit set forth on Schedule II hereto (each such Letter of Credit, an “Existing Letter of Credit”) and (ii) each Existing Letter of Credit shall be deemed to constitute a Letter of Credit issued under the Revolving Credit Facility consisting of the 2025 Replacement Revolving Credit Commitments; and (x) Each 2025 Replacement Lender party hereto hereby waives any breakage costs pursuant to Section 2.16 of the Credit Agreement in connection with the prepayment or replacement of the existing Loans on the Amendment No. 2 Effective Date. SECTION 2. Amendments to Credit Agreement. The Borrower, Holdings, the 2025 Replacement Lenders party hereto, the Issuing Banks, the Swingline Lender, and the Administrative Agent hereby agree that, subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement (other than the Exhibits and Schedules thereto) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double- underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto. SECTION 3. Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the first date on which such conditions shall have been so satisfied or waived, the “Amendment No. 2 Effective Date”): (i) The Administrative Agent (or its counsel) shall have received a counterpart of this Amendment from (a) each 2025 Replacement Term A Lender and each 2025 Replacement Revolving Lender (which, immediately prior to the Amendment No. 2 Effective Date, constitute the Required Lenders and on the Amendment No. 2 Effective Date, constitute all affected Lenders), (b) the Administrative Agent, (c) the Issuing Banks, (d) the Swingline Lender, (e) Holdings and (f) the Borrower, signed on behalf of each such party.

4 (ii) The Administrative Agent shall have received a certificate, dated as of the Amendment No. 2 Effective Date, and signed by a Responsible Officer of the Borrower certifying that (a) immediately after giving effect to the 2025 Replacement Term A Loans, no Default or Event of Default shall have occurred and be continuing, and (b) immediately after giving pro forma effect to this Amendment, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the Amendment No. 2 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct (or true and correct in all material respects, as the case may be) as of such earlier date). (iii) The Administrative Agent shall have received a solvency certificate, dated as of the Amendment No. 2 Effective Date, and signed by a Financial Officer of the Borrower (immediately after giving effect to the consummation of the transactions contemplated by this Amendment) substantially in the form of Exhibit G to the Credit Agreement. (iv) The Administrative Agent shall have received an opinion of (i) Kirkland & Ellis LLP, counsel to the Loan Parties and (ii) Polsinelli, Colorado counsel to the Loan Parties, in each case, addressed to the Administrative Agent, each 2025 Replacement Term A Lender and each 2025 Replacement Revolving Lender, in form and substance reasonably satisfactory to the Administrative Agent. (v) The Administrative Agent shall have received a Borrowing Request in respect of the 2025 Replacement Term A Loans in accordance with the requirements set forth in the Amended Credit Agreement one (1) Business Day prior to the Amendment No. 2 Effective Date. (vi) The Administrative Agent shall have received a certificate of each of Holdings and the Borrower (such entities collectively, the “Amendment Loan Parties”), dated the Amendment No. 2 Effective Date, executed by any Responsible Officer of each of the Amendment Loan Parties, and including or attaching: (a) either a copy of each Organizational Document of each Amendment Loan Party, certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, or a certification from each of the Amendment Loan Parties that there has been no change thereto since the Closing Date, (b) an incumbency certificate of the Responsible Officers of each of the Amendment Loan Parties executing the Loan Documents being entered into on the Amendment No. 2 Effective Date, to which it is a party, (c) copies of resolutions of the board of directors or managers, shareholders, partners, and/or similar governing bodies of each of the Amendment Loan Parties, approving and authorizing the execution, delivery and performance of the Loan Documents being entered into on the Amendment No. 2 Effective Date, to which it is a party, certified as of the Amendment No. 2 Effective Date by a secretary, an assistant secretary or a Responsible Officer of each of Holdings and the Borrower as being in full force and effect without modification or amendment and (d) a good standing certificate (or equivalent) from the applicable Governmental Authority of each of the Amendment Loan Parties jurisdiction of incorporation, organization or formation. (vii) The Borrower shall have paid to the Administrative Agent, (i) for the ratable account of the Revolving Lenders immediately prior to the Amendment No. 2 Effective Date, all accrued and unpaid interest (if any), commitment fees and letter of credit fees with respect to the Revolving Commitments in existence immediately prior to the Amendment No. 2 Effective Date and (ii) for the ratable account of the Term Lenders immediately prior to the Amendment No. 2 Effective Date, all accrued and unpaid interest with respect to the Initial Term Loans in existence immediately prior to the Amendment No. 2 Effective Date.

5 (viii) The Administrative Agent shall have received (or shall receive concurrently with the Borrowing(s) hereunder, which may be in the form of an offset against the proceeds of such Borrowing(s)) (i) all fees and reasonable and documented out-of-pocket expenses due and payable on or prior to the Amendment No. 2 Effective Date to the extent provided for in the Engagement Letter dated as of May 13, 2025 by and between the Borrower or in the certain Fee Letter, dated as of May 13, 2025, by and between the Borrower and the Administrative Agent and (ii) reimbursement or payment of all other reasonable and documented out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by either the Borrower or Holdings under the Credit Agreement, in each case, to the extent invoiced at least three (3) Business Days prior to the Amendment No. 2 Effective Date. (ix) The Administrative Agent shall have received all documentation and other information required by regulatory authorities concerning the Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and, with respect to the Borrower to the extent that it qualifies as a “legal entity customer” thereunder, the Beneficial Ownership Regulation, in each case, to the extent requested by the Administrative Agent in writing at least five (5) Business Days prior to the Amendment No. 2 Effective Date. SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that, immediately after giving pro forma effect to this Amendment, (a) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty are true and correct in all respects) on and as of the Amendment No. 2 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct (or true and correct in all material respects, as the case may be) as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing. SECTION 5. Acknowledgement and Reaffirmation. Each of Holdings and the Borrower hereby (a) consents to all provisions of this Amendment and agrees to be bound by the terms hereof, (b) acknowledges on behalf of itself and the other Loan Parties that each Loan Document to which a Loan Party is a party, in each case, remains in full force and effect and is hereby ratified and reaffirmed, subject to the guarantee and security limitations as set out therein, and the obligations, liabilities and indebtedness of each of the Loan Parties under the Loan Documents and their respective guarantee, if any, of the obligations, liabilities and indebtedness of the other Loan Parties under the Loan Documents shall extend to and cover (i) the 2025 Replacement Term A Loans and (ii) the 2025 Replacement Revolving Loans, in each case, provided pursuant to the Amendment and (c) reaffirms as of the date hereof any grant of security interests in and Liens on the Collateral and confirms as of the date hereof that such Liens and security interests remain in full force and effect on a continuous basis, and the perfection status and priority of each such Lien and security interest shall not be impaired, interrupted or discharged as a result of this Amendment, subject to the security limitations applicable thereto. SECTION 6. Loan Documents. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. SECTION 7. Reference to and Effect on the Credit Agreement and the Loan Documents. (i) From and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

6 (ii) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender (including, for the avoidance of doubt, any 2025 Replacement Lender) or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents. (iii) Nothing contained herein shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, the Security Documents or the other Loan Documents or instruments securing the same, which shall remain in full force and effect, except to any extent expressly modified hereby or by instruments executed concurrently herewith. Nothing implied in this Amendment, the Credit Agreement, the Security Documents, the other Loan Documents or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any of Borrower or any other Loan Party from any of its respective obligations and liabilities as a “Borrower,” “Guarantor,” or “Loan Party,” hereunder and under the Credit Agreement, the Security Documents or any other Loan Document. SECTION 8. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York. SECTION 9. Counterparts; Electronic Execution. Section 9.06 of the Credit Agreement shall apply to the execution of this Amendment mutatis mutandis. SECTION 10. Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment. SECTION 11. Entire Agreement. This Amendment, the Amended Credit Agreement and the other Loan Documents executed in connection with the transactions contemplated herein represent the entire agreement of the Amendment Loan Parties, the Administrative Agent, the Issuing Banks, the Swingline Lender and the 2025 Replacement Lenders, as applicable, with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Loan Parties, the Administrative Agent, the Issuing Banks, the Swingline Lender or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Amended Credit Agreement or the other Loan Documents executed in connection with the transactions contemplated herein. SECTION 12. Successor and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, Holdings, the Administrative Agent, the Issuing Banks, the Swingline Lender and the 2025 Replacement Lenders, and each of their respective successors and assigns, and shall not inure to the benefit of any third parties. The execution and delivery of this Amendment by any 2025 Replacement Lender or Issuing Bank prior to the Amendment No. 2 Effective Date shall be binding upon its successors and assigns and shall be effective as to any Loans or Commitments assigned to it after such execution and delivery. [Signature Pages Follow]

[Amendment No. 2] IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written. HOLDINGS: TCO INTERMEDIATE HOLDINGS, INC, By: /s/ Benjamin C. Adams Name: Benjamin C. Adams Title: Chief Financial Officer and Treasurer BORROWER: TOTAL COMMUNITY OPTIONS, INC., By: /s/ Benjamin C. Adams Name: Benjamin C. Adams Title: Chief Financial Officer and Treasurer

[Amendment No. 2] JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank, Swingline Lender, 2025 Replacement Term A Lender and 2025 Replacement Revolving Lender By: /s/ Nicholas J. Watts Name: Nicholas J. Watts Title: Authorized Officer

[Amendment No. 2] CAPITAL ONE, NATIONAL ASSOCIATION, as an Issuing Bank, 2025 Replacement Term A Lender and 2025 Replacement Revolving Lender By: /s/ Lindsay Neuberger Name: Lindsay Neuberger Title: Duly Authorized Signatory

[Amendment No. 2] BARCLAYS BANK PLC, as an Issuing Bank, 2025 Replacement Term A Lender and 2025 Replacement Revolving Lender By: /s/ Ronnie Glenn Name: Ronnie Glenn Title: Authorized Signatory

[Amendment No. 2] GOLDMAN SACHS BANK USA, as an Issuing Bank and 2025 Replacement Revolving Lender By: /s/ Nicholas Merino Name: Nicholas Merino Title: Authorized Signatory

EXHIBIT A Amended Credit Agreement (attached)

Execution Version Exhibit A CREDIT AGREEMENT consisting of a $75,000,000 Term Loan Facility, and a $100,000,000 Revolving Credit Facility effective as of March 8, 2021 (as amended by Amendment No. 1, dated as of June 14, 2023 and as amended by Amendment No. 2, dated as of August 8, 2025) by and among TCO INTERMEDIATE HOLDINGS, INC., as Holdings TOTAL COMMUNITY OPTIONS, INC., as the Borrower The Lenders Party Hereto from Time to Time JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Revolver Agent, THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO and JPMORGAN CHASE BANK, N.A., BARCLAYS BANK PLC and CAPITAL ONE, NATIONAL ASSOCIATION as Joint Lead Arrangers and Joint Bookrunners

-i- TABLE OF CONTENTS Page ARTICLE I Definitions SECTION 1.01 Defined Terms .................................................................................................... 1 SECTION 1.02 Classification of Loans and Borrowings .......................................................... 54 SECTION 1.03 Terms Generally ............................................................................................... 54 SECTION 1.04 Accounting Terms; GAAP. .............................................................................. 55 SECTION 1.05 [Reserved] ........................................................................................................ 55 SECTION 1.06 Available Amount Transactions ....................................................................... 55 SECTION 1.07 Pro Forma Calculations .................................................................................... 56 SECTION 1.08 Interest Rates; Benchmark Notification. .......................................................... 58 SECTION 1.09 Divisions. .......................................................................................................... 59 ARTICLE II The Credits SECTION 2.01 Commitments ................................................................................................... 59 SECTION 2.02 Loans and Borrowings ...................................................................................... 59 SECTION 2.03 Requests for Borrowings .................................................................................. 60 SECTION 2.04 Swingline Loans ............................................................................................... 61 SECTION 2.05 Letters of Credit ................................................................................................ 62 SECTION 2.06 Funding of Borrowings .................................................................................... 67 SECTION 2.07 Interest Elections .............................................................................................. 67 SECTION 2.08 Termination and Reduction of Commitments .................................................. 68 SECTION 2.09 Repayment of Loans; Evidence of Debt ........................................................... 69 SECTION 2.10 Amortization of Term Loans ............................................................................ 70 SECTION 2.11 Prepayment of Loans ........................................................................................ 71 SECTION 2.12 Fees ................................................................................................................... 74 SECTION 2.13 Interest .............................................................................................................. 75 SECTION 2.14 Alternate Rate of Interest; Illegality ................................................................. 76 SECTION 2.15 Increased Costs ................................................................................................. 79 SECTION 2.16 Break Funding Payments .................................................................................. 80 SECTION 2.17 Taxes. ............................................................................................................... 81 SECTION 2.18 Payments Generally; Pro Rata Treatment; Sharing of Setoffs ......................... 85 SECTION 2.19 Mitigation Obligations; Replacement of Lenders ............................................ 87 SECTION 2.20 Incremental Extensions of Credit ..................................................................... 88 SECTION 2.21 Extended Term Loans and Extended Revolving Commitments ...................... 94 SECTION 2.22 Defaulting Lenders. .......................................................................................... 96

Page -ii- ARTICLE III Representations and Warranties SECTION 3.01 Organization; Power ......................................................................................... 98 SECTION 3.02 Authorization; Enforceability ........................................................................... 98 SECTION 3.03 Governmental Approvals; No Conflicts ........................................................... 99 SECTION 3.04 Financial Condition; No Material Adverse Effect ........................................... 99 SECTION 3.05 Properties ........................................................................................................ 100 SECTION 3.06 Litigation and Environmental Matters ........................................................... 100 SECTION 3.07 Compliance with Laws and Agreements ........................................................ 100 SECTION 3.08 Investment Company Status ........................................................................... 101 SECTION 3.09 Taxes .............................................................................................................. 101 SECTION 3.10 ERISA ............................................................................................................ 101 SECTION 3.11 Disclosure ....................................................................................................... 101 SECTION 3.12 Subsidiaries .................................................................................................... 101 SECTION 3.13 [Reserved]. ..................................................................................................... 102 SECTION 3.14 102 SECTION 3.15 Labor Matters ................................................................................................. 102 SECTION 3.16 Solvency ......................................................................................................... 102 SECTION 3.17 Federal Reserve Regulations .......................................................................... 102 SECTION 3.18 Reimbursement from Third Party Payors ....................................................... 102 SECTION 3.19 Fraud and Abuse ............................................................................................. 103 SECTION 3.20 Patriot Act, Etc. .............................................................................................. 103 SECTION 3.21 Security Documents ....................................................................................... 104 SECTION 3.22 Compliance with Healthcare Laws. ................................................................ 104 SECTION 3.23 Privacy and Security Law Compliance .......................................................... 107 SECTION 3.24 EEA Financial Institution ............................................................................... 108 ARTICLE IV Conditions SECTION 4.01 Closing Date ................................................................................................... 108 SECTION 4.02 Each Credit Event ........................................................................................... 109 ARTICLE V Affirmative Covenants SECTION 5.01 Financial Statements and Other Information .................................................. 110 SECTION 5.02 Notices of Material Events ............................................................................. 112 SECTION 5.03 Information Regarding Collateral .................................................................. 112 SECTION 5.04 Existence; Conduct of Business ..................................................................... 113 SECTION 5.05 Payment of Obligations .................................................................................. 113 SECTION 5.06 Maintenance of Properties .............................................................................. 113 SECTION 5.07 Insurance ........................................................................................................ 113

Page -iii- SECTION 5.08 [Reserved] ...................................................................................................... 113 SECTION 5.09 Books and Records; Inspection and Audit Rights .......................................... 113 SECTION 5.10 Compliance with Laws ................................................................................... 114 SECTION 5.11 Use of Proceeds and Letters of Credit ............................................................ 114 SECTION 5.12 Additional Subsidiaries; Succeeding Holdings .............................................. 114 SECTION 5.13 Further Assurances ......................................................................................... 115 SECTION 5.14 Designation of Subsidiaries ............................................................................ 115 SECTION 5.15 Post-Closing Matters ...................................................................................... 116 ARTICLE VI Negative Covenants SECTION 6.01 Indebtedness; Certain Equity Interests ........................................................... 116 SECTION 6.02 Liens ............................................................................................................... 119 SECTION 6.03 Fundamental Changes .................................................................................... 121 SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions ....................... 121 SECTION 6.05 Asset Sales ...................................................................................................... 124 SECTION 6.06 [Reserved] ...................................................................................................... 127 SECTION 6.07 [Reserved]. ..................................................................................................... 127 SECTION 6.08 Restricted Payments; Certain Payments of Indebtedness ............................... 127 SECTION 6.09 Transactions with Affiliates ........................................................................... 131 SECTION 6.10 Restrictive Agreements .................................................................................. 133 SECTION 6.11 Amendment of Material Documents .............................................................. 134 SECTION 6.12 Maximum Secured Net Leverage Ratio ......................................................... 134 SECTION 6.13 Fiscal Year ...................................................................................................... 134 ARTICLE VII Events of Default SECTION 7.01 Events of Default ............................................................................................ 134 SECTION 7.02 Borrower’s Right to Cure ............................................................................... 137 SECTION 7.03 Exclusion of Immaterial Subsidiaries ............................................................. 139 ARTICLE VIII The Administrative Agent ARTICLE IX Miscellaneous SECTION 9.01 Notices ............................................................................................................ 151 SECTION 9.02 Waivers; Amendments ................................................................................... 152 SECTION 9.03 Expenses; Indemnity; Damage Waiver .......................................................... 156 SECTION 9.04 Successors and Assigns .................................................................................. 158 SECTION 9.05 Survival .......................................................................................................... 165

Page -iv- SECTION 9.06 Counterparts; Integration; Effectiveness ........................................................ 165 SECTION 9.07 Severability ..................................................................................................... 167 SECTION 9.08 Right of Setoff ................................................................................................ 167 SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process ........................ 167 SECTION 9.10 WAIVER OF JURY TRIAL .......................................................................... 168 SECTION 9.11 Headings ......................................................................................................... 168 SECTION 9.12 Confidentiality ................................................................................................ 168 SECTION 9.13 Interest Rate Limitation .................................................................................. 169 SECTION 9.14 USA Patriot Act .............................................................................................. 169 SECTION 9.15 Release of Collateral ...................................................................................... 170 SECTION 9.16 No Fiduciary Duty .......................................................................................... 170 SECTION 9.17 [Reserved] ...................................................................................................... 170 SECTION 9.18 Material Non-Public Information ................................................................... 171 SECTION 9.19 Acknowledgment and Consent to Bail-In of Affected Financial Institutions 171 SECTION 9.20 [Reserved] ...................................................................................................... 172 SECTION 9.21 Separate Obligations ....................................................................................... 172 SECTION 9.22 Acknowledgement Regarding Any Supported QFCs. ................................... 172 ARTICLE I Definitions SECTION 1.01 Defined Terms .................................................................................................... 9 SECTION 1.02 Classification of Loans and Borrowings .......................................................... 65 SECTION 1.03 Terms Generally ............................................................................................... 65 SECTION 1.04 Accounting Terms; GAAP. .............................................................................. 66 SECTION 1.05 [Reserved] ........................................................................................................ 66 SECTION 1.06 Available Amount Transactions ....................................................................... 67 SECTION 1.07 Pro Forma Calculations .................................................................................... 67 SECTION 1.08 Interest Rates; Benchmark Notification. .......................................................... 69 SECTION 1.09 Divisions. .......................................................................................................... 70 ARTICLE II The Credits SECTION 2.01 Commitments ................................................................................................... 70 SECTION 2.02 Loans and Borrowings ...................................................................................... 71 SECTION 2.03 Requests for Borrowings .................................................................................. 71 SECTION 2.04 Swingline Loans ............................................................................................... 72 SECTION 2.05 Letters of Credit ................................................................................................ 74 SECTION 2.06 Funding of Borrowings .................................................................................... 78 SECTION 2.07 Interest Elections .............................................................................................. 79 SECTION 2.08 Termination and Reduction of Commitments .................................................. 80 SECTION 2.09 Repayment of Loans; Evidence of Debt ........................................................... 81 SECTION 2.10 Amortization of Term Loans ............................................................................ 82 SECTION 2.11 Prepayment of Loans ........................................................................................ 83

Page -v- SECTION 2.12 Fees ................................................................................................................... 86 SECTION 2.13 Interest .............................................................................................................. 87 SECTION 2.14 Alternate Rate of Interest; Illegality ................................................................. 88 SECTION 2.15 Increased Costs ................................................................................................. 91 SECTION 2.16 [Reserved] ........................................................................................................ 93 SECTION 2.17 Taxes. ............................................................................................................... 93 SECTION 2.18 Payments Generally; Pro Rata Treatment; Sharing of Setoffs ......................... 97 SECTION 2.19 Mitigation Obligations; Replacement of Lenders .......................................... 100 SECTION 2.20 Incremental Extensions of Credit ................................................................... 100 SECTION 2.21 Extended Term Loans and Extended Revolving Commitments .................... 107 SECTION 2.22 Defaulting Lenders ......................................................................................... 108 ARTICLE III Representations and Warranties SECTION 3.01 Organization; Power ....................................................................................... 111 SECTION 3.02 Authorization; Enforceability ......................................................................... 111 SECTION 3.03 Governmental Approvals; No Conflicts ......................................................... 111 SECTION 3.04 Financial Condition; No Material Adverse Effect ......................................... 112 SECTION 3.05 Properties ........................................................................................................ 112 SECTION 3.06 Litigation and Environmental Matters ........................................................... 113 SECTION 3.07 Compliance with Laws and Agreements ........................................................ 113 SECTION 3.08 Investment Company Status ........................................................................... 113 SECTION 3.09 Taxes .............................................................................................................. 113 SECTION 3.10 ERISA ............................................................................................................ 113 SECTION 3.11 Disclosure ....................................................................................................... 114 SECTION 3.12 Subsidiaries .................................................................................................... 114 SECTION 3.13 [Reserved]. ..................................................................................................... 114 SECTION 3.14 [Reserved]. ..................................................................................................... 114 SECTION 3.15 Labor Matters ................................................................................................. 114 SECTION 3.16 Solvency ......................................................................................................... 115 SECTION 3.17 Federal Reserve Regulations .......................................................................... 115 SECTION 3.18 Reimbursement from Third Party Payors ....................................................... 115 SECTION 3.19 Fraud and Abuse ............................................................................................. 115 SECTION 3.20 Patriot Act, Etc. .............................................................................................. 116 SECTION 3.21 Security Documents ....................................................................................... 117 SECTION 3.22 Compliance with Healthcare Laws. ................................................................ 117 SECTION 3.23 Privacy and Security Law Compliance .......................................................... 120 SECTION 3.24 EEA Financial Institution ............................................................................... 120 ARTICLE IV Conditions SECTION 4.01 Closing Date ................................................................................................... 121 SECTION 4.02 Each Credit Event ........................................................................................... 122

Page -vi- ARTICLE V Affirmative Covenants SECTION 5.01 Financial Statements and Other Information .................................................. 123 SECTION 5.02 Notices of Material Events ............................................................................. 125 SECTION 5.03 Information Regarding Collateral .................................................................. 125 SECTION 5.04 Existence; Conduct of Business ..................................................................... 126 SECTION 5.05 Payment of Obligations .................................................................................. 126 SECTION 5.06 Maintenance of Properties .............................................................................. 126 SECTION 5.07 Insurance ........................................................................................................ 126 SECTION 5.08 [Reserved] ...................................................................................................... 126 SECTION 5.09 Books and Records; Inspection and Audit Rights .......................................... 126 SECTION 5.10 Compliance with Laws ................................................................................... 127 SECTION 5.11 Use of Proceeds and Letters of Credit ............................................................ 127 SECTION 5.12 Additional Subsidiaries; Succeeding Holdings .............................................. 127 SECTION 5.13 Further Assurances ......................................................................................... 128 SECTION 5.14 Designation of Subsidiaries ............................................................................ 128 SECTION 5.15 Post-Closing Matters ...................................................................................... 129 ARTICLE VI Negative Covenants SECTION 6.01 Indebtedness; Certain Equity Interests ........................................................... 129 SECTION 6.02 Liens ............................................................................................................... 132 SECTION 6.03 Fundamental Changes .................................................................................... 134 SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions ....................... 135 SECTION 6.05 Asset Sales ...................................................................................................... 138 SECTION 6.06 [Reserved] ...................................................................................................... 141 SECTION 6.07 [Reserved]. ..................................................................................................... 141 SECTION 6.08 Restricted Payments; Certain Payments of Indebtedness ............................... 141 SECTION 6.09 Transactions with Affiliates ........................................................................... 145 SECTION 6.10 Restrictive Agreements .................................................................................. 147 SECTION 6.11 Amendment of Material Documents .............................................................. 148 SECTION 6.12 Maximum Secured Net Leverage Ratio ......................................................... 148 SECTION 6.13 Fiscal Year ...................................................................................................... 149 ARTICLE VII Events of Default SECTION 7.01 Events of Default ............................................................................................ 149 SECTION 7.02 Borrower’s Right to Cure ............................................................................... 152 SECTION 7.03 Exclusion of Immaterial Subsidiaries ............................................................. 153

Page -vii- ARTICLE VIII The Administrative Agent SECTION 8.01 Authorization and Action ............................................................................... 153 SECTION 8.02 Administrative Agent’s Reliance, Limitation of Liability, Etc. ..................... 156 SECTION 8.03 Posting of Communications ........................................................................... 158 SECTION 8.04 The Administrative Agent Individually ......................................................... 159 SECTION 8.05 Successor Administrative Agent .................................................................... 159 SECTION 8.06 Acknowledgements of Lenders and Issuing Banks ........................................ 161 SECTION 8.07 Collateral Matters ........................................................................................... 163 SECTION 8.08 Credit Bidding ................................................................................................ 163 SECTION 8.09 Certain ERISA Matters .................................................................................. 164 ARTICLE IX Miscellaneous SECTION 9.01 Notices ............................................................................................................ 166 SECTION 9.02 Waivers; Amendments ................................................................................... 168 SECTION 9.03 Expenses; Indemnity; Damage Waiver .......................................................... 172 SECTION 9.04 Successors and Assigns .................................................................................. 174 SECTION 9.05 Survival .......................................................................................................... 181 SECTION 9.06 Counterparts; Integration; Effectiveness ........................................................ 181 SECTION 9.07 Severability ..................................................................................................... 183 SECTION 9.08 Right of Setoff ................................................................................................ 183 SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process ........................ 183 SECTION 9.10 WAIVER OF JURY TRIAL .......................................................................... 184 SECTION 9.11 Headings ......................................................................................................... 184 SECTION 9.12 Confidentiality ................................................................................................ 185 SECTION 9.13 Interest Rate Limitation .................................................................................. 186 SECTION 9.14 USA Patriot Act .............................................................................................. 186 SECTION 9.15 Release of Collateral ...................................................................................... 186 SECTION 9.16 No Fiduciary Duty .......................................................................................... 187 SECTION 9.17 [Reserved] ...................................................................................................... 187 SECTION 9.18 Material Non-Public Information ................................................................... 187 SECTION 9.19 Acknowledgment and Consent to Bail-In of Affected Financial Institutions 188 SECTION 9.20 [Reserved] ...................................................................................................... 188 SECTION 9.21 Separate Obligations ....................................................................................... 189 SECTION 9.22 Acknowledgement Regarding Any Supported QFCs .................................... 189

-viii- SCHEDULES: Schedule 2.01 Commitments Schedule 3.06 Litigation and Environmental Matters Schedule 3.12 Subsidiaries Schedule 3.17 Third Party Payor Overpayments/Refunds Schedule 3.22 Privacy and Security Law Compliance Schedule 5.15 Post-Closing Matters Schedule 6.01 Existing Indebtedness Schedule 6.02 Existing Liens Schedule 6.04 Existing Investments Schedule 6.05 Asset Sales Schedule 6.09 Existing Transactions with Affiliates Schedule 6.10 Existing Restrictions EXHIBITS: Exhibit A Form of Assignment and Assumption Exhibit B Form of Collateral Agreement Exhibit C Closing Checklist Exhibit D Form of Borrowing Request Exhibit E Form of Interest Election Request Exhibit F Form of Compliance Certificate Exhibit G Form of Solvency Certificate Exhibit H [Reserved] Exhibit I [Reserved] Exhibit J Form of Affiliated Lender Assignment and Assumption Exhibits K-1 to K-4 Forms of U.S. Tax Compliance Certificates

CREDIT AGREEMENT effective as of the March 8, 2021, by and among TCO Intermediate Holdings, Inc., a Delaware corporation, TOTAL COMMUNITY OPTIONS, INC., a Colorado corporation (“TCO” and the “Borrower”), the LENDERS party hereto from time to time, JPMORGAN CHASE BANK, N.A., a national banking association (in its individual capacity, “JPMorgan”), as Administrative Agent, Revolver Agent, Collateral Agent, Swingline Lender, a Joint Bookrunner and a Joint Lead Arranger. Borrower and Holdings desire to, effective upon the occurrence of the Closing Date, (i) obtain commitments from the Lenders to make term loans on the Closing Date in an aggregate principal amount, together with the aggregate principal amount of the Initial Term Loans outstanding on such date, not to exceed $75,000,000 (the “Initial Term Loan Facility”) and (iv) make commitments under the Revolving Credit Facility of $100,000,000 (the “Revolving Credit Facility”). The proceeds of Revolving Loans, Swingline Loans and Letters of Credit will be used by the Borrower for working capital and general corporate purposes (including Permitted Acquisitions). The proceeds of the Initial Term Loans, will be made on the Closing Date, were used by the Borrower on the Closing Date (i) to pay the Transaction Expenses, working capital and other general corporate purposes and (ii) to consummate the Closing Date Refinancing and (iii) for working capital and other general corporate purposes. Effective upon the occurrence of the Closing Date, the Lenders have agreed to effect the foregoing transactions on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows: ARTICLE I Definitions SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “2025 Replacement Term A Lender” means, at any time, any Lender that has a 2025 Replacement Term A Loan and/or a 2025 Replacement Term A Loan Commitment at such time. “2025 Replacement Term A Loan Commitments” has the meaning set forth in Section 2.01. The aggregate amount of the 2025 Replacement Term A Loan Commitments on the Amendment No. 2 Effective Date is $50,714,200. “2025 Replacement Term A Loans” has the meaning set forth in Section 2.01. “ABR” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

10 “Acquired Indebtedness” means, with respect to any specified Person, (a) Indebtedness of any other Person existing at the time such other Person is merged, consolidated or amalgamated with or into or became a Restricted Subsidiary of such specified Person, and (b) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person. “Additional Credit Extension Amendment” means anAmendment No. 2 and any other amendment to this Agreement (which may, at the option of the Administrative Agent and the Revolver Agent, be in the form of an amendment and restatement of this Agreement) and any other applicable Loan Document providing for any Incremental Term Loans, loans under any Incremental Revolving Commitments, Replacement Term Loans, Extended Term Loans or loans under any Extended Revolving Commitments which shall be consistent with the applicable provisions of this Agreement relating to Incremental Term Loans, loans under any Incremental Revolving Commitments, Replacement Term Loans, Extended Term Loans or loans under any Extended Revolving Commitments and otherwise satisfactory to the Administrative Agent and the Revolver Agent. “Additional Lender” means any Person that is not an existing Lender and has agreed to provide Incremental Commitments pursuant to Section 2.20. “Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR for the applicable Class of Loans, plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted Term SOFR Rate” means, for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for the applicable Class of Loans for such Interest Period, plus (b) 0.10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “.“Administrative Agent” means JPMorgan, in its capacity as administrative agent for the Lenders under the Loan Documents. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with the Person specified. “Affiliated Lender” means a Non-Debt Fund Affiliate or a Debt Fund Affiliate.

11 “Affiliated Lender Assignment and Assumption” has the meaning provided in Section 9.04(d). “Affiliated Lender Register” shall have the meaning provided in Section 9.04(f). “Agents” means the Administrative Agent, the Collateral Agent, the Revolver Agent and the Arranger. “Agreement” means this Credit Agreement, as the same may be renewed, extended, modified, supplemented, amended or amended and restated from time to time. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.14(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 01%, such rate shall be deemed to be 01% for purposes of this Agreement. “Amendment No. 2” means that certain Amendment No. 2, dated as of the Amendment No. 2 Effective Date by and among the Borrower, Holdings, the Administrative Agent, the 2025 Replacement Term A Lenders party thereto, the Revolving Lenders party thereto, the Issuing Banks and the Swingline Lender. “Amendment No. 2 Effective Date” means August 8, 2025. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption by virtue of such Person being organized or operating in such jurisdiction. “Apax” means each of Apax Partners, L.L.P. and its Affiliates and funds or partnerships managed by, or under the sole control of and exclusively advised by, it or any of its Affiliates, but not including, however, any of their portfolio companies.

12 “Applicable Agent” means with respect to Term Lenders and Term Loans and all payments and matters relating thereto, the Administrative Agent, and with respect to the Revolving Credit Facility, Revolving Lenders, Revolving Loans, Swingline Loans, Letters of Credit and L/C Reimbursement Obligations and all payments and matters relating thereto, the Revolver Agent. “Applicable Percentage” means, with respect to any Revolving Lender, the percentage of the aggregate Revolving Commitments represented by such Lender’s Revolving Commitment; provided that in the case of Section 2.22 when a Defaulting Lender shall exist, “Applicable Percentage” shall mean, with respect to any Revolving Lender, the percentage of the total Revolving Commitments (disregarding any Defaulting Lender’s Revolving Commitment) represented by such Revolving Lender’s Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentage of the Revolving Commitments shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments that occur thereafter and to any Revolving Lender’s status as a Defaulting Lender at the time of determination. “Applicable Rate” means for any day with respect to (a) (i) Initial Term Loans and Revolving Credit Loans, the applicable rate per annum set forth below under the caption “Term SOFR Margin” or “ABR Margin” or, as applicable, “RFR Margin”, as the case may be and (ii) with respect to the commitment fees payable pursuant to Section 2.12(a), the applicable rate per annum set forth below under the caption “Commitment Fee”, in each case, based upon the Secured Net Leverage Ratio as of the end of the fiscal quarter of Holdings for which consolidated financial statements have theretofore been most recently delivered pursuant to subsection 7.15.01(a) or 7.15.01(b), (b) with respect to Incremental Term Loans that are not Tranche B Term Loans, the margin to be added to ABR or Term SOFR Rate, or as applicable, RFR, as the case may be, as agreed upon by Borrower and the Lender or Lenders providing the Incremental Term Commitment relating thereto as provided in subsection 2.2, (c) with respect to Extended Term Loans, such percentage as shall be agreed to by Borrower and the applicable Extending Term Lenders as shown in the applicable Loan Modification Offer and (d) with respect to any Extended Revolving Credit Commitment, such percentage as shall be agreed to by Borrower and the applicable Revolving Credit Lenders pursuant to the applicable Revolving Extension Notice; provided that (i) for purposes of clause (a) above, until the date of the delivery of the consolidated financial statements pursuant to subsection 7.1(b5.01(a) as of and for the fiscal quarteryear ended MarchDecember 31, 20215, the Applicable Rate shall be based on the rates per annum set forth in Level II and (ii) the Applicable Rate set forth in Level III below shall not be available to apply until the delivery of the consolidated financial statements pursuant to subsection 5.01(a) or 5.01(b) as of and for the first fiscal quarter of the Borrower ending on or after the date that is 18 months from the Amendment No. 2 Effective Date. Level Secured Net Leverage Ratio Term SOFR Margin/RFR Margin RFR Margin ABR Margin Commitment Fee Deleted Cells

13 I If the Secured Net Leverage Ratio is greater than 2.50:1.00 2.75% 1.75% 0.50% III If the Secured Net Leverage Ratio is less than or equal to 2.50:1.00 but greater than 2.50: 1.00 to 1.00 2.0050% 2.00% 1.0050% 0.350% III If the Secured Net Leverage Ratio is less than or equal to 2.50:1.00 to 1.00 1.752.50% 1.7550% 0.7535% 0.25% The Applicable Rate shall be re-determined quarterly on a prospective basis on the first dayBusiness Day following the date of delivery to Administrative Agent of the certified calculation of the Secured Net Leverage Ratio pursuant to the applicable Compliance Certificate delivered pursuant to subsection 5.01(d); provided, that if the Borrower fails to provide such certification within thirty (30) days from the date such certification is due pursuant to subsection 5.01(d), the Applicable Rate shall be set at the margins in the row immediately preceding the row providing the then current Applicable Rate to be effective until the date on which such certification is delivered (on which date (but not retroactively), without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such certification, the Applicable Rate shall be set at the margin based upon the calculations disclosed by such certification). “Approved Fund” has the meaning assigned to such term in Section 9.04(b). “Arranger” means each Joint Lead Arranger in its capacity as a joint lead arranger and joint bookrunner under this Agreement. “ASC” means the Financial Accounting Standards Board Accounting Standards Codification. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04) and accepted by the Applicable Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent and, in the case of any assignment with respect to a Revolving Loan, Letter of Credit or Revolving Commitment, the Revolver Agent. Deleted Cells Deleted Cells

14 “Assumption” has the meaning specified in Section 9.17. “Attributable Indebtedness” means, on any date, in respect of any Capital Lease Obligation of any Person, the capitalized amount thereof that would appear as a liability on a balance sheet of such Person prepared as of such date in accordance with GAAP. “Available Amount” means, at any date, an amount, not less than zero in the aggregate, determined on a cumulative basis equal to, without duplication: (a) (i) greater of (x) $25,000,000 and (y) 35% of TTM Consolidated EBITDA as of the applicable date of determination plus (ii) 50% of the aggregate amount of the Consolidated Net Income (or, if the Consolidated Net Income is a negative number, such amount shall be deemed to be $0) accrued on a cumulative basis during the period, taken as one accounting period, beginning on January 1, 2021 and ending on the last day of the Borrower’s most recently completed fiscal quarter for which internal financial statements are available immediately preceding the date of determination (such amount attributable to thise clause (a)(ii), the “Retained Net Income Basket”), plus (b) the cumulative amount of Net Proceeds of issuance of Equity Interests (other than Disqualified Stock, Equity Interests issued in connection with the exercise of a Cure Right and Equity Interests issued in connection with Section 6.08(c)(B) hereof) received by the Borrower after the Closing Date and prior to the date of determination, plus (c) an amount equal to the net reduction in Investments made pursuant to Section 6.04(r) by the Borrower and its Restricted Subsidiaries after the Closing Date resulting from (A) the sale or other disposition (other than to the Borrower or a Restricted Subsidiary) of any such Investment and (B) repurchases, redemptions and repayments of such Investments and the receipt of any dividends or distributions from such Investments, plus (d) to the extent that any Unrestricted Subsidiary of the Borrower is redesignated as a Restricted Subsidiary after the Closing Date, an amount equal to the lesser of (A) the Fair Market Value of the Borrower’s interest in such Subsidiary immediately following such redesignation and (B) the aggregate amount of the Borrower’s Investments in such Subsidiary pursuant to Section 6.04(r), plus (e) in the event the Borrower and/or any Restricted Subsidiary of the Borrower makes any Investment pursuant to Section 6.04(r) after the Closing Date in a Person that, as a result of or in connection with such Investment, becomes a Restricted Subsidiary of the Borrower (and, if such Investment was made by a Loan Party, such Person becomes a Guarantor), an amount equal to the existing Investment of the Borrower and/or any of its Restricted Subsidiaries in such Person that was previously treated as a Restricted Payment, plus (f) Borrower Retained Prepayment Amounts arising after the Closing Date, minus

15 (g) any amount of the Available Amount used to make Investments pursuant to Section 6.04(r) after the Closing Date and prior to such time, minus (h) any amount of the Available Amount used to make Restricted Payments and prepayments of Specified Indebtedness pursuant to Section 6.08(a)(x) and Section 6.08(b)(iii) after the Closing Date and prior to such time. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 2.14. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Event” means, with respect to any Person, such Person (i) becomes the subject of a bankruptcy or insolvency proceeding, (ii) has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, (iii) becomes the subject of a Bail-In Action or (iv) in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof; provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Benchmark” means, initially, the Term SOFR Rate; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the Term SOFR Rate, or the then-current Benchmark, then “Benchmark” means the applicable

16 Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of Section 2.14. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the Adjusted Daily Simple SOFR; (2) the sum of: (a) the alternate benchmark rate that has been selected and mutually agreed upon by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar- denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected and mutually agreed upon by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially

17 consistent with market practice (or, if the Administrative Agent decides (in consultation with the Borrower) that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent decides (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non- representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date; For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution

18 authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then- current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced such then- current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.14. “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Securities Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “BHC Act Affiliate” of a party means an “affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Board” means the Board of Governors of the Federal Reserve System of the United States of America.

19 “Board of Directors” means: (a) with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board, (b) with respect to a partnership, the board of directors of the general partner of the partnership, (c) with respect to a limited liability company, the board of managers or the managing member or members or any controlling committee of managing members thereof, and (d) with respect to any other Person, the board or committee of such Person serving a similar function. “Borrower” has the meaning set forth in the preamble to this Agreement. “Borrower Retained Prepayment Amounts” has the meaning specified in Section 2.11(g). “Borrowing” means (a) Loans of the same Class and Type made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan. “Borrowing Request” means a written request by the Borrower for a Borrowing in accordance with Section 2.03 substantially in the form of Exhibit D, or such other form as shall be approved by the Applicable Agent. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed ; provided that, in addition to the foregoing, a Business Day shall be (a) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR Loan, or any other dealings of such RFR Loan and (b) in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate, any such day that is only a U.S. Government Securities Business Day. “Capital Lease Obligations” of any Person means, at the time the determination is to be made, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Captive Insurance Subsidiary” means a Subsidiary established by the Borrower or any of its Subsidiaries for the sole purpose of insuring the business, facilities and/or employees of the Borrower and its Subsidiaries.

20 “Cash Management Agreement” means any agreement relating to Cash Management Obligations that is entered into between into by and between the Borrower or any Restricted Subsidiary and any Qualified Counterparty. “Cash Management Obligations” means (1) obligations owed by the Borrower or any Restricted Subsidiary to any Qualified Counterparty in respect of any overdraft and related liabilities arising from treasury, depository and cash management services or any automated clearing house transfers of funds entered into in the ordinary course of business and (2) the Borrower’s or any Subsidiary’s participation in commercial (or purchasing) card programs at any Qualified Counterparty in the ordinary course of business (“card obligations”). “CFC” means a “controlled foreign corporation” within the meaning of Section 957(a) of the Code. “CFC Holdco” means any Domestic Subsidiary or Foreign Subsidiary that is a “disregarded entity” for U.S. federal income tax purposes that owns (directly or indirectly) no material assets other than cash or cash accounts and equity interests (or equity interests and indebtedness), each as determined for U.S. federal income tax purposes, of one or more (a) Foreign Subsidiaries that are CFCs or (b) subsidiaries that themselves are CFC Holdcos. “Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act and Basel III and all requests, rules, guidelines or directives thereunder or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted, or issued. “Change of Control” means: (a) any “Person” or “group” (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), other than the Permitted Holders, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have “beneficial ownership” of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the voting stock of Holdings (for purposes of calculating the voting stock held by a group, the voting stock beneficially owned by a Permitted Holder shall be excluded to the extent such Permitted Holder is part of such group), (b) Holdings shall cease to own, directly or indirectly, one hundred percent (100%) of the outstanding Equity Interests of the Borrower, or

21 (c) a “change of control” (or similar event) shall occur under any other instrument governing Material Indebtedness. “Charges” has the meaning set forth in Section 9.13. “Class”,” means (i) when used in reference to any Loan or Borrowing, whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Initial Term Loans, Incremental Term Loans of any series, Extended Term Loans of any series, Replacement Term Loans of any series or Swingline Loans, (ii) when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, an Initiala 2025 Replacement Term Loan A Commitment or an Incremental Commitment relating to an additional Class of Loans and (iii) when used in reference to any Lender, refers to whether such Lender has Loans, Borrowings or Commitments of a particular Class. “CLO” has the meaning assigned to such term in Section 9.04(b). “Closing Date” means March 8, 2021. “Closing Date Refinancing” means the refinancing of all of the outstanding obligations under the Existing Credit Agreement, other than contingent indemnification obligations not yet asserted and the cash collateralization of letters of credit, cash management obligations or other similar secured obligations thereunder. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “CMS” means the United States Department of Health and Human Services, Centers for Medicare and Medicaid Services. “Code” means the United States Internal Revenue Code of 1986, as amended. “Collateral” means any and all “Collateral”, as defined in any applicable Security Document and all other property that is from time to time pledged to secure the Obligations pursuant to any Security Document. “Collateral Agent” means JPMorgan, in its capacity as collateral agent for the Secured Parties under this Agreement and any Security Document. “Collateral Agreement” means the Guarantee and Collateral Agreement among the Loan Parties and the Collateral Agent, substantially in the form of Exhibit B. “Collateral and Guarantee Requirement” means the requirement that: (a) the Collateral Agent shall have received from each Loan Party either (i) a counterpart of the Collateral Agreement duly executed and delivered on behalf of such Loan Party or (ii) in the case of any Person that becomes a Loan Party after the Closing

22 Date, a supplement to the Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Loan Party, subject, in each case, to the limitations and exceptions set forth in this Agreement and the Security Documents, (b) all Obligations (other than, with respect to any Loan Party, any Excluded Swap Obligations of such Loan Party) shall have been unconditionally guaranteed by Holdings, the Borrower (other than with respect to its direct Obligations as a primary obligor) and each Subsidiary Loan Party (each, a “Guarantor”), (c) the Obligations and the Guarantee shall have been secured by a perfected first-priority security interest (subject to prior Liens to the extent permitted by Section 6.02) in (i) all the Equity Interests of the Borrower and (ii) all Equity Interests of each Restricted Subsidiary directly owned by the Borrower or a Subsidiary Loan Party; provided that in the case of any such directly-owned Restricted Subsidiary that is a CFC or a CFC Holdco, such pledge shall be limited to 65% of the issued and outstanding equity interests as determined for U.S. federal income tax purposes, (d) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create the Liens intended to be created by the Collateral Agreement and perfect such Liens to the extent required by the Collateral Agreement, shall have been executed, filed, registered or recorded or delivered to the Collateral Agent for filing, registration or recording, and (e) each Loan Party shall have obtained all material consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder. Notwithstanding anything to the contrary in this Agreement or any Security Document, no Loan Party shall be required to pledge or grant security interests (i) in particular assets if, in the reasonable judgment of the Collateral Agent, the costs, burden or consequences (including any adverse tax consequences) of obtaining or perfecting such pledges or security interests in such assets (including any title insurance or surveys) are excessive in relation to the practical benefits to the Lenders therefrom, (ii) in any owned real property, (iii) in any leasehold interests, and (iv) with respect to any Excluded Assets. The Collateral Agent may grant extensions of time for the perfection of security interests in particular assets and the delivery of assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it determines, in consultation with the Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Security Documents. No actions in any non-U.S. jurisdiction or required by the laws of any non-U.S. jurisdiction shall be required in order to create any security interests in assets located or titled outside of the

23 U.S. or to perfect such security interests, including any intellectual property registered in any non- U.S. jurisdiction (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction). Except as set forth in the next sentence, perfection by possession with respect to any item of Collateral shall not be required. Control agreements and perfection by control shall not be required with respect to Collateral requiring perfection through control agreements or perfection by “control” (as defined in the Uniform Commercial Code), other than in respect of certificated Equity Interests of the Borrower and wholly owned Restricted Subsidiaries that are Material Subsidiaries directly owned by the Loan Parties otherwise required to be pledged pursuant to the provisions of clause (c) of this definition of “Collateral and Guarantee Requirement” and not otherwise constituting an Excluded Asset. “Commitment” means a Revolving Commitment, an Initiala 2025 Replacement Term A Loan Commitment, any Commitment in respect of an Incremental Extension of Credit or any combination thereof (as the context requires). “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Competitors” means any Person who is not an Affiliate of a Loan Party and who engages (or whose Affiliate engages) as a material business in the same or similar business as a material business of the Loan Parties. “Compliance Certificate” means a certificate substantially in the form of Exhibit F. “Consolidated EBITDA” means, for any period, Consolidated Net Income for such period, plus (a) without duplication and to the extent deducted (and not added back or excluded) in determining such Consolidated Net Income for such period (except in the case of clause (xiv), (xvi)(B) and (xvi)(C)), the sum of: (i) consolidated interest expense of the Borrower and its Restricted Subsidiaries for such period determined in accordance with GAAP, (ii) consolidated income tax expense of the Borrower and its Restricted Subsidiaries for such period, (iii) all amounts attributable to depreciation and amortization expense of the Borrower and its Restricted Subsidiaries for such period, (iv) any non-cash charges for such period (but excluding (A) any non-cash charge in respect of amortization of a prepaid cash item that was included in Consolidated Net Income in a prior period and (B) any non-cash charge that relates to the write-down or write-off of inventory or accounts receivable); provided that if any non-cash charges represent an accrual or reserve for potential cash items in any future period (x) the Borrower may determine not to add back such non-cash charge in the current period or (y) to the extent the Borrower decides to add back such non-cash charge, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent, (v) any net after-tax gains or losses realized upon the disposition of assets outside the ordinary course of business (including any gain or loss realized upon the disposition of any Equity Interests of any Person) and any net gains or losses on disposed, abandoned and discontinued operations

24 (including in connection with any disposal thereof) and any accretion or accrual of discounted liabilities, (vi) any non-recurring out-of-pocket expenses or charges for the period (including, without limitation, any premiums, make-whole or penalty payments) relating to any offering of Equity Interests by the Borrower or any other direct or indirect parent company of the Borrower (other than any such offering the proceeds of which are utilized to effectuate a Cure Right or in connection with Section 6.08(c)(B) hereof) or merger, recapitalization or acquisition transactions made by the Borrower or any of its Restricted Subsidiaries, or any Indebtedness incurred or repaid by the Borrower or any of its Restricted Subsidiaries (in each case, whether or not successful), (vii) any Transaction Expenses made or incurred by the Borrower and its subsidiaries in connection with the Transactions that are paid or accrued within 180 days of the consummation of the Transactions (provided that any retention or severance payments paid to employees in connection with the Transactions may be paid or accrued within 12 months of the consummation of the Transactions), (viii) other cash expenses incurred during such period in connection with a Permitted Acquisition to the extent that such expenses are reimbursed in cash during such period pursuant to indemnification provisions of any agreement relating to such transaction, (ix) (A) the amount of management, monitoring, consulting, transaction and advisory fees and related indemnities and expenses paid or accrued during such period to a Permitted Investor to the extent permitted to be paid or accrued under Section 6.09(h) and (B) the amortization of any management, monitoring, consulting, transaction and advisory fees paid on the Closing Date pursuant to the Management Agreement, (x) any non-cash costs or expenses incurred pursuant to any management equity plan, stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, (xi) (A) fees and expenses paid or incurred by the Borrower and its Subsidiaries in connection with the Amendment and Restatement of the Existing Credit Agreement that are paid or accrued within 180 days of the Closing Date and (B) fees, costs and expenses paid or incurred by the Borrower in connection with the making of the Permitted Distributions, (xii) earn-out and contingent consideration obligations (including to the extent accounted for as bonuses, compensation or otherwise) and adjustments thereof and purchase price adjustments, in each case in connection with any acquisitions, (xiii) any costs, charges, accruals, reserves or expenses attributable to the undertaking and/or implementation of cost savings initiatives and operating expense reductions, restructuring and similar charges, severance, relocation costs, integration and facilities opening costs and other business optimization expenses, signing costs, retention or completion bonuses, transition costs, costs related to closure/consolidation of facilities and curtailments or modifications to pension and post- retirement employee benefit plans (including any settlement of pension liabilities); provided that the aggregate amount of synergies added back pursuant to clauses (xiii), (xiv) and (xv) shall not exceed, for any Test Period, 35% of Consolidated EBITDA (after giving effect to such addbacks) are (a) (i) reasonably identifiable and certified by a Financial Officer and (ii) do not exceed for any Test Period, together the aggregate amount of synergies added back pursuant to clauses (xiii), (xiv) and (xv), 35% of Consolidated EBITDA (after giving effect to such addbacks), or (b) funded or reimbursed in cash by any governmental aid, relief payments, grants, loans (to the extent eligible for forgiveness) or similar payments from any Governmental Authority or pursuant to any Government

25 Program (including, without limitation, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”)) and, in each case, such governmental aid, relief payments, grants, loans or similar payments are not included in the calculation of Consolidated Net Income or Consolidated EBITDA (for the avoidance of doubt, amounts added back pursuant to this proviso (b) are not subject to and do not count towards the foregoing 35% of Consolidated EBITDA limitation), (xiv) pro forma “run rate” cost savings, operating expense reductions and synergies related to the Transactions that are reasonably identifiable and projected by the Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) within 24 months after the Closing Date; provided that the aggregate amount of synergies added back pursuant to clauses (xiii), (xiv) and (xv) shall not exceed, for any Test Period, 35% of Consolidated EBITDA (after to giving effect to such addbacks), (xv) pro forma “run rate” cost savings, operating expense reductions and synergies (including post-acquisition price or administration fee increases) related to acquisitions, dispositions and other specified transactions following the Closing Date, restructurings, cost savings initiatives and other initiatives that are reasonably identifiable and projected by the Borrower in good faith to from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) within 24 months after such acquisition, disposition or other specified transaction, restructuring, cost savings initiative or other initiative; provided that the aggregate amount of synergies added back pursuant to clauses (xiii), (xiv) and (xv) shall not exceed, for any Test Period, 35% of Consolidated EBITDA (after giving effect to such addbacks), (xvi) without duplication (A) the aggregate reduction (if any) in Consolidated Net Income for such period attributable to all facilities opened or acquired and operating for a period of 24 months or less by the Borrower and its Restricted Subsidiaries as of the end of the relevant Test Period, (B) for newly opened facilities opened for a period of 24 months or less as of the end of the relevant Test Period, a “run-rate” maturity adjustment that reflects the expected mature earnings profile of newly opened facilities, as determined by the Borrower in good faith subject to a cap of (1) $14,000,000 with respect to the facility located at 3870 Rosin Court, Sacramento, California and (2) with respect to each other such facility, $11,500,000 per facility, in each case for any Test Period added back pursuant to this clause (B) and (C and (B) a “run-rate” annualization adjustment to reflect a full 12 months of earnings for facilities acquired within the relevant Test Period, (xvii) any net unrealized gain or loss (after any offset) resulting from currency transaction or translation gains or losses and any net gains or losses related to currency remeasurements of Indebtedness (including intercompany indebtedness and foreign currency hedges for currency exchange risk), (xviii) cash expenses incurred during such period in connection with extraordinary casualty events to the extent such expenses are reimbursed in cash by insurance during such period, (xix) any extraordinary, unusual or non recurring charges, expenses or losses and (xx) Public Company Costs, minus (b) without duplication, other non-cash items (other than the accrual of revenue in accordance with GAAP consistently applied in the ordinary course of business) increasing Consolidated Net Income for the period (excluding any such non-cash item to

26 the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period), (c) without duplication, plus unrealized losses and minus unrealized gains in each case in respect of Swap Agreements, as determined in accordance with GAAP, and (d) minus amounts distributed by Borrower or its Subsidiaries to Holdings pursuant to Sections 6.08(a)(iv) and 6.08(a)(xi) during such period. Notwithstanding the foregoing, (a) with respect to any Qualified Joint Venture or Subsidiary which is consolidated for purposes of GAAP, Consolidated EBITDA shall include 100% of such Person’s Consolidated EBITDA calculated as set forth above with respect to such Person, (b) with respect to any other Person accounted for by the equity method of accounting, Consolidated EBITDA shall include the Borrower’s pro rata share of Net Income of such Person and (c) Consolidated EBITDA for the fiscal quarters ended March 31, 2020, June 30, 2020, September 30, 2020 and December 31, 2020 shall be $21,803,632.32, $31,662,507.56, $29,048,803.11 and $30,097,566.95, respectively. For the avoidance of doubt, Consolidated EBITDA shall be calculated (i) including pro forma adjustments, in accordance with Section 1.07 with respect to events occurring following the Closing Date and (ii) with respect any Test Period that includes any of the fiscal quarters ended March 31, 2020, June 30, 2020, September 30, 2020 and December 31, 2020, based on the amounts specified in clause (c) of the immediately preceding sentence, as adjusted to reflect the addback permitted under clause (a)(xvi) of the definition of “Consolidated EBITDA” above for such Test Period. “Consolidated First Lien Net Indebtedness” means, as of any date of determination, (a) the principal amount of Indebtedness described in clause (a) of the definition of “Consolidated Total Net Indebtedness” outstanding on such date that is secured by a Lien on Collateral of the Loan Parties on a pari passu or senior basis to the Obligations (excluding any Indebtedness to the extent subordinated in right of payment to the Obligations) minus (b) unrestricted cash and Permitted Investments of the Borrower and its Restricted Subsidiaries, in each case, included on the consolidated balance sheet of the Borrower and its Restricted Subsidiaries as of such date. “Consolidated Net Income” means, for any period, the net income or loss of the Borrower and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP and before any reduction in respect of preferred stock dividends; provided that there shall be excluded from Consolidated Net Income (a) the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income, (b) any gains or losses (less all fees, expenses and charges relating thereto) attributable to any sale of assets outside the ordinary course of business, the disposition of any Equity Interests of any Person or any of its Restricted Subsidiaries, or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries, in each case, other than in the ordinary course of business, (c) any extraordinary, unusual or non-recurring gain or loss, together with any related provision for taxes on such extraordinary, unusual or non-recurring gain or loss for such period, (d) income or losses attributable to discontinued operations (including, without limitation, operations disposed

27 during such period whether or not such operations were classified as discontinued), (e) any non- cash charges (i) attributable to applying the purchase method of accounting in accordance with GAAP, (ii) resulting from the application of ASC Topic 350 or ASC Topic 360, and (iii) relating to the amortization of intangibles resulting from the application of ASC Topic 805, (f) all non- cash charges relating to employee benefit or other management or stock compensation plans of the Borrower or a Restricted Subsidiary (excluding any such non-cash charge to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense incurred in a prior period) to the extent that such non-cash charges are deducted in computing Consolidated Net Income; provided, that if the Borrower or any Restricted Subsidiary of the Borrower makes a cash payment in respect of such non-cash charge in any period, such cash payment will (without duplication) be deducted from the Consolidated Net Income of the Borrower for such period, (g) all unrealized gains and losses relating to hedging transactions and mark-to-market of Indebtedness denominated in foreign currencies resulting from the application of ASC Topic 830 and, (h) any unrealized foreign currency translation gains or losses, including in respect of Indebtedness of any Person denominated in a currency other than the functional currency of such Person. and (i) any costs, charges, fees, expenses and settlement payments in respect of litigation, arbitration, mediation or similar legal proceedings (the aforementioned legal actions, collectively, the “Legal Proceedings”) to the extent such Legal Proceedings were in existence on or prior to the Amendment No. 2 Effective Date. Notwithstanding the foregoing, for purposes of calculating the “Available Amount”, Consolidated Net Income of any Restricted Subsidiary of the Borrower will be excluded to the extent that the declaration or payment of dividends or other distributions by that Restricted Subsidiary of that net income is not at the date of determination permitted by a Requirement of Law (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders; provided that Consolidated Net Income of the Borrower shall be increased by the amount of dividends or distributions that are actually paid in cash or Permitted Investments to (or to the extent subsequently converted into cash or Permitted Investments by) the Borrower or a Restricted Subsidiary (subject to provisions of this sentence) during such period, to the extent not previously included therein. “Consolidated Secured Net Indebtedness” means, as of any date of determination, (a) the principal amount of Indebtedness described in clause (a) of the definition of “Consolidated Total Net Indebtedness” outstanding on such date that is secured by a Lien on any assets of the Loan Parties minus (b) unrestricted cash and Permitted Investments of the Borrower and its Restricted Subsidiaries, in each case, included on the consolidated balance sheet of the Borrower and its Restricted Subsidiaries as of such date. “Consolidated Total Net Indebtedness” means, as of any date of determination, (a) the aggregate principal amount of Indebtedness of the Borrower and its Restricted Subsidiaries outstanding on such date consisting of Indebtedness for borrowed money, Attributable Indebtedness, purchase money debt, unreimbursed amounts under letters of credit (subject to the proviso below), obligations represented by promissory notes and all Guarantees of the foregoing, in each case (except in the case of Guarantees) in an amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP (but excluding

28 the effects of any discounting of Indebtedness resulting from the application of acquisition accounting in connection with the Transactions or any acquisition constituting an Investment permitted under this Agreement) minus (b) unrestricted cash and Permitted Investments of the Borrower and its Restricted Subsidiaries included on the consolidated balance sheet of the Borrower and its Restricted Subsidiaries as of such date plus (c) with respect to each Qualified Joint Venture, the Borrower’s pro rata share of the positive difference (if any) of (x) the aggregate principal amount of Indebtedness of such Qualified Joint Venture outstanding on such date consisting of Indebtedness for borrowed money, Attributable Indebtedness, purchase money debt, unreimbursed amounts under letters of credit (subject to the proviso below), obligations represented by promissory notes and all Guarantees of the foregoing, in each case (except in the case of Guarantees) in an amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP minus (y) unrestricted cash and Permitted Investments of such Qualified Joint Venture; provided that Consolidated Total Net Indebtedness shall not include Indebtedness in respect of (i) letters of credit, except to the extent of unreimbursed amounts under commercial letters of credit that are not reimbursed within three (3) Business Days after such amount is drawn and (ii) Unrestricted Subsidiaries. For the avoidance of doubt, obligations under Swap Agreements permitted by Section 6.01(x) do not constitute Consolidated Total Net Indebtedness. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Corporate Practice of Medicine Laws” means all laws, regulations, common law, and attorney general opinions in whatever form, that prohibit any Person other than a licensed physician or professional corporation or professional association whose shareholders are exclusively licensed physicians from employing licensed physicians to provide professional medical services. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” means any of the following: a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning assigned to it in Section 9.18.

29 “Cure Amount” has the meaning specified in Section 7.02(a). “Cure Right” has the meaning specified in Section 7.02(a). “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Day prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website.; provided that if the Daily Simple SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Debt Fund Affiliate” means any Affiliate of the Borrower that is a bona fide debt fund or an investment vehicle that is engaged in or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course and with respect to which any Permitted Investor does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such Affiliate. “Declined Proceeds” has the meaning specified in Section 2.11(g). “Default” means any event or condition that constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Defaulting Lender” means any Revolving Lender that (a) has failed, within three (3) Business Days of the date required to be funded or paid, to (i) fund any portion of its Revolving Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to the Administrative Agent, Revolver Agent, any Issuing Bank, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Revolving Lender notifies the Administrative Agent and Revolver Agent in writing that such failure is the result of such Revolving Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower, the Administrative Agent, the Revolver Agent, any Issuing Bank, the Swingline Lender or any other Lender in writing, or has made a public statement to the effect, that it does not intend or expect to comply with (i) any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Revolving Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a loan under this Agreement cannot be satisfied) or (ii) its funding obligations generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Revolver Agent, acting in good faith, to provide a certification in writing from an authorized officer of such Revolving Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Revolving Loans and

30 participations in then outstanding Letters of Credit and Swingline Loans under this Agreement; provided that such Revolving Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Loan Party’s receipt of such certification in form and substance reasonably satisfactory to it, the Administrative Agent and the Revolver Agent, (d) has become the subject of a Bankruptcy Event, or (e) has failed at any time to comply with the provisions of Section 2.18(c) with respect to purchasing participations from the other Lenders, whereby such Lender’s share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Disqualified Institutions” means (a) the Persons identified in writing as such by the Borrower to the Administrative Agent prior to the Closing Date, (b) any Competitors of the Borrower and their Subsidiaries (other than any person that is a bona fide debt fund or investment fund that is engaged in making, purchasing, holding or otherwise investing in commercial loans or similar extensions of credit in the ordinary course of business) that (i) are identified in the list of Disqualified Institutions pursuant to clause (a) hereof and (ii) on or after the Closing Date, have been specified in writing by the Borrower to the Administrative Agent from time to time in the form of an update to the list of Disqualified Institutions and (c) Affiliates of such Persons set forth in clauses (a) and (b) above (in the case of Affiliates of such Persons set forth in clause (b) above other than any person that is a bona fide debt fund or investment fund that is engaged in making, purchasing, holding or otherwise investing in commercial loans or similar extensions of credit in the ordinary course of business) that (i)(A) are identified in the list of Disqualified Institutions pursuant to clause (a) hereof and (B) on or after the Closing Date, have been specified in writing by the Borrower to the Administrative Agent from time to time in the form of an update to the list of Disqualified Institutions or (ii) are clearly identifiable as an Affiliate of such Persons on the basis of such Affiliate’s name; provided, that, until the disclosure of the identity of a Disqualified Institution or Affiliate of a Disqualified Institution to the Lenders generally by the Administrative Agent, such Person shall not constitute a Disqualified Institution; provided, further that, to the extent Persons are identified as Disqualified Institutions in writing by the Borrower to the Administrative Agent after the Closing Date pursuant to clauses (b)(ii) or (c)(i)(B), the inclusion of such Persons as Disqualified Institutions shall not retroactively apply to prior assignments or participations in respect of any Loan under this Agreement. Any updates, modifications or supplements to the list of Disqualified Institutions must be delivered by e-mail to JPMDQ_Contact@jpmorgan.com and shall become effective three (3) Business Days after such delivery. The identity of Disqualified Institutions may be communicated (i) by the Administrative Agent to a Lender upon request and (ii) by any Lender to any prospective Lender, Participant or Assignee, subject to the acknowledgment and acceptance by such prospective Lender, Participant or Assignee that the identity of Disqualified Institutions is being disseminated on a confidential basis and that such prospective Lender, Participant or Assignee shall be bound by the same confidentiality restrictions as those applicable to the Lender making such communication, but will not be otherwise posted or distributed to any Person. Notwithstanding the foregoing, the Borrower, by written notice to the Administrative Agent, may from time to time in its sole discretion remove any entity from the list of Disqualified Institutions (or otherwise modify such list to exclude any

31 particular entity), and such entity removed or excluded from the list of Disqualified Institutions shall no longer be a Disqualified Institution for any purpose under this Agreement or any other Loan Document. “Disqualified Stock” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Preferred Stock), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations (other than (i) contingent indemnification obligations as to which no claim has been asserted and (ii) obligations under treasury services agreements or obligations under secured hedge agreements not then due and payable) that are accrued and payable and the termination of the Commitments and the termination of all outstanding Letters of Credit (unless the outstanding amount of the LC Exposure related thereto has been cash collateralized, back-stopped by a letter of credit in form and substance, and issued by a letter of credit issuer, reasonably satisfactory to the applicable Issuing Bank and in a face amount equal to 103% of the outstanding amount of the applicable LC Exposure in respect thereof), or deemed reissued under another agreement reasonably acceptable to the applicable Issuing Bank), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Preferred Stock and other than as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations (other than (i) contingent indemnification obligations as to which no claim has been asserted and (ii) obligations under treasury services agreements or obligations under secured hedge agreements not then due and payable) that are accrued and payable and the termination of the Commitments and the termination of all outstanding Letters of Credit (unless the outstanding amount of the LC Exposure related thereto has been cash collateralized, back-stopped by a letter of credit in form and substance, and issued by a letter of credit issuer, reasonably satisfactory to the applicable Issuing Bank and in a face amount equal to 103% of the outstanding amount of the applicable LC Exposure in respect thereof, or deemed reissued under another agreement reasonably acceptable to the applicable Issuing Bank)), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Stock, in each case, prior to the date that is 91 days after the Latest Maturity Date at the time of issuance of such Equity Interests; provided, that if such Equity Interests are issued pursuant to a plan for the benefit of future, current or former employees, directors, officers, members of management or consultants of Holdings (or a parent), the Borrower or the Restricted Subsidiaries or by any such plan to such employees, directors, officers, members of management or consultants, such Equity Interests shall not constitute Disqualified Stock solely because they may be permitted to be repurchased by Holdings, the Borrower or its Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s, director’s, officer’s, management member’s or consultant’s termination of employment or service, as applicable, death or disability. “dollars” or “$” refers to lawful money of the United States of America.

32 “Domestic Subsidiary” means any Subsidiary incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, land surface, sediments, and subsurface strata & natural resources such as wetlands, flora and fauna. “Environmental Laws” means all laws (including the common law), rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the Environment, the preservation or reclamation of or damage to natural resources, the presence, management, storage, treatment, transports, exposure to, Release or threatened Release of any Hazardous Material, or to health and safety matters. “Environmental Liability” means liabilities, obligations, damages, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and medical monitoring, investigation or remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage or treatment of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to

33 purchase or acquire any such equity interest from the issuer thereof (but excluding any debt security that is convertible into, or exchangeable for, any of the foregoing). “ERISA” means the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, and including Section 414(m) and (o) of the Code solely for purposes of Section 412 of the Code and Section 302 of ERISA. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30 day notice period is waived), (b) a failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan or Multiemployer Plan, (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan, (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any written notice relating to an intention to terminate any Plan or Multiemployer Plan or to appoint a trustee to administer any Plan or Multiemployer Plan, (f) the receipt by the Borrower or any ERISA Affiliate of any written notice relating to the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan, (g) the withdrawal of the Borrower or any of its ERISA Affiliates from a Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, (h) the receipt by the Borrower or any ERISA Affiliate of any written notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any written notice, concerning a determination that a Multiemployer Plan is, or is expected to be insolvent within the meaning of Title IV of ERISA or that a Multiemployer Plan is in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA), (i) the receipt by the Borrower or any ERISA Affiliate of any written notice concerning a determination that a Plan is, or is expected to be, in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA) or (j) the occurrence of a non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning assigned to such term in Section 7.01. “Excluded Assets” has the meaning assigned to such term in the Collateral Agreement. “Excluded Domestic Subsidiary” means any Domestic Subsidiary that is (i) a direct or indirect Subsidiary of a Subsidiary of the Borrower that is a CFC or (ii) a CFC Holdco.

34 “Excluded Subsidiary” means (i) any Subsidiary to the extent (and for so long as) a Guarantee by such Subsidiary would be prohibited or restricted by applicable law or by any restriction in any contract existing on the Closing Date or, so long as any such restriction in any contract is not entered into in contemplation of such Subsidiary becoming a Subsidiary, at the time such Subsidiary becomes a Subsidiary (including any requirement to obtain the consent of any governmental authority or third party), (ii) Excluded Domestic Subsidiaries, (iii) any Subsidiary that is a CFC or a CFC Holdco, (iv) Unrestricted Subsidiaries, (v) Captive Insurance Subsidiaries, (vi) not-for-profit Subsidiaries, (vii) special purpose entities reasonably satisfactory to the Administrative Agent, (viii) any Subsidiary that is not a Material Subsidiary and (ix) any subsidiary where the Administrative Agent and the Borrower agree that the cost (including any adverse tax consequences) of obtaining a Guarantee by such Subsidiary would be excessive in light of the practical benefit to the Lenders afforded thereby. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to any keepwell, support or other agreement for the benefit of such Loan Party and any and all guarantees of such Loan Party’s Swap Obligations by other Loan Parties) at the time the Guarantee of such Loan Party or the grant of such security interest becomes effective with respect to such Swap Obligation but for such Loan Party’s failure to constitute an “eligible contract participant” at such time. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal in accordance with the first sentence of this definition. “Excluded Taxes” means, with respect to the Administrative Agent, Revolver Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower or any Loan Party hereunder, (a) Taxes imposed on (or measured by) its net income (however denominated) (including any backup withholding with respect thereto) and franchise Taxes imposed on it (in lieu of net income Taxes), in each case as a result of (i) such recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office, located in the jurisdiction imposing such Tax, or (ii)such recipient being subject to Other Connection Taxes, (b) any branch profits Taxes, or any similar Tax, imposed by any jurisdiction described in clause (a) above, (c) in the case of a Lender, any U.S. federal withholding Taxes that are (or would be) required to be withheld from amounts payable to or for the account of such Lender pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Commitment (or, to the extent a Lender acquires an interest in a Term Loan without acquiring an interest in the corresponding Commitment, the Term Loan) (in each case other than pursuant to an assignment request by the Borrower under Section 2.19(b)), or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.17(a), amounts with respect to such Taxes were payable either to such

35 Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (d) any withholding Tax that is attributable to a Lender’s failure to comply with Section 2.17(e) or withholding Tax that is attributable to an Applicable Agent’s failure to comply with Section 2.17(f),) and (e) any withholding Taxes imposed under FATCA. “Existing Credit Agreement” means that certain Third Amended and Restated Credit Agreement, dated June 15, 2020, by and among the Borrower, Holdings, the other Loan Parties party thereto, Capital One, National Association, as administrative agent and collateral agent, and each of the financial institutions party thereto as lenders. “Existing Letter of Credit” shall mean each Letter of Credit set forth on Schedule II to Amendment No. 2. “Existing Revolving Loans” has the meaning set forth in Section 2.01. “Existing Term Loan Class” has the meaning set forth in Section 2.21(a). “Extended Revolving Commitments” means revolving credit commitments established pursuant to Section 2.21 that are substantially identical to the Revolving Commitments except that such extended revolving commitments may have a later maturity date and different provisions with respect to interest rates and fees than those applicable to the Revolving Commitments. “Extended Term Loans” has the meaning set forth in Section 2.21(a). “Extending Term Lender” has the meaning set forth in Section 2.21(c). “Extension Election” has the meaning set forth in Section 2.21(c). “Extension Request” has the meaning set forth in Section 2.21(a). “Facility” means a given Class of Term Loans or Revolving Commitments, as the context may require. “Fair Market Value” means the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by the Board of Directors, chief executive officer or chief financial officer of the Borrower. “FATCA” means Sections 1471 through 1474 of the Code as of the date hereof (and any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the current Code (or any amended or successor version described above) and any applicable law or regulation pursuant to an intergovernmental agreement, treaty or convention among Governmental Authorities entered into to implement the foregoing (together with any law implementing such agreement and any U.S. or non-U.S. regulations or official guidance).

36 “FCPA” means the United States Foreign Corrupt Practices Act of 1977, as amended. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as shall be set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate. “Fee Letter” means the Fee Letter, dated as of the date hereof, by and among the Administrative Agent and the Borrower. “Financial Covenant” means the covenant of the Borrower set forth in Section 6.12. “Financial Covenant Default” has the meaning specified in Section 7.02. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower, in each case in his or her capacity as such. “First Lien Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated First Lien Net Indebtedness as of the last day of such Test Period to (b) Consolidated EBITDA for such Test Period. “Flood Insurance Laws” means, collectively, (i) National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt, the initial Floor for each of Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR shall be 0%. “Foreign Casualty Event” has the meaning specified in Section 2.11(h). “Foreign Disposition” has the meaning specified in Section 2.11(h). “Foreign Lender” means any Lender that is not a United States person within the meaning of Section 7701(a)(30) of the Code. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “GAAP” means generally accepted accounting principles in the United States of America, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have

37 been approved by a significant segment of the accounting profession, which are in effect from time to time. If at any time the SEC permits or requires domestic companies subject to the reporting requirements of the Securities Exchange Act to use IFRS in lieu of GAAP for financial reporting purposes, the Borrower may elect by written notice to the Administrative Agent to so use IFRS in lieu of GAAP and, upon any such notice, references herein to GAAP shall thereafter be construed to mean (a) for periods beginning on and after the date specified in such notice, IFRS as in effect on the date specified in such notice and as in effect from time to time (for all other purposes of this Agreement) and (b) for prior periods, GAAP as defined in the first sentence of this definition. Notwithstanding any change to IFRS, all ratios and computations contained in this Agreement shall be computed in conformity with GAAP. “Government Programs” means (i) the Medicare and Medicaid Programs, (ii) any state health plan adopted pursuant to Title XIX of the Social Security Act, and (iii) any other foreign or domestic federal, state or local reimbursement or governmental health care programs. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. Governmental Authority shall include any agency, branch or other governmental body charged with the responsibility and/or vested with the authority to administer and/or enforce any Healthcare Laws, including any Medicare, Medicaid or other Government Program contractors, intermediaries or carriers. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party or applicant in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which the Guarantee is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee. “Guarantors” has the meaning set forth in the definition of “Collateral and Guarantee Requirement” and shall include each Subsidiary Loan Party that shall have become a Guarantor pursuant to Section 5.12(a).

38 “Hazardous Materials” means all explosive, radioactive, infectious, chemical, biological, medical, hazardous or toxic materials, substances, wastes or other pollutants or contaminants, including petroleum or petroleum byproducts, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas and all other materials, substances or wastes of any nature regulated pursuant to any Environmental Law. “Healthcare Laws” means all applicable statutes, laws, ordinances, rules and regulations of any Governmental Authority with respect to the regulation of patient health care, PACE and the provision of medical and social services to PACE participants and the submission of claims for reimbursement including: (a) federal fraud and abuse laws and regulations, including, the federal patient referral law, 42 U.S.C. § 1395nn, commonly known as the Stark Law, the federal anti- kickback law, 42 U.S.C. § 1320a-7b, the federal civil monetary penalty statute 42 U.S.C. § 1320a- 7a, the False Claims Act, 31 U.S.C. § 3729 et seq., the exclusion laws, 42 U.S.C. § 1320a-7, all criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. Sections 286 and 287, and the health care fraud criminal provisions under HIPAA, federal laws regarding the submission of false claims, false billing, false coding, collection of accounts receivable or refund of overpayments and similar state laws and regulations, (b) federal and state laws and regulations applicable to reimbursement and reassignment, (c) HIPAA and any state and local laws and regulations regulating the privacy and/or security of individually identifiable information of patients and PACE participants, including state laws providing for notification of breach of privacy or security of individually identifiable information of patients and PACE participants (collectively, “Privacy and Security Laws”), (d) Medicare and Medicaid, (e) statutes and regulations affecting any other health care program financed with United States, state or any other government funds or any other Government Programs, (f) all federal statutes and regulations affecting the medical assistance program established by Titles V, XIX, XX, and XXI of the Social Security Act and any statutes succeeding thereto, and all state statutes and plans for medical assistance enacted in connection with the federal statutes and regulations, (g) the Federal Controlled Substances Act, 21 U.S.C. § 801, et seq., as amended, and implementing regulations, (h) Federal Food, Drug and Cosmetic Act, 21 U.S.C. § 321 et seq., as amended, and implementing regulations, (i) Clinical Laboratory Improvement Amendments of 1988, as amended, 42 U.S.C. § 263a et seq., implementing regulations, and any related state laws and regulations governing laboratories, (j) the licensure or regulation of healthcare providers, suppliers, professionals, facilities or payors, (k) Corporate Practice of Medicine Laws, (l) the provision of, or payment for, health care services, items or supplies, (m) quality, safety certification and accreditation standards and requirements, and (n) any other federal or state law or regulation governing health care or PACE providers. “Healthcare Permits” has the meaning specified in Section 3.21(g). “HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as the same may be amended, modified or supplemented from time to time (including, without limitation, the provisions of the Health Information Technology for Economic and Clinical Health Act contained in the American Recovery and Reinvestment Act), and any successor statute thereto, and any and all rules or regulations promulgated from time to time thereunder.

39 “Holdings” means (A) TCO Intermediate Holdings, Inc., a Delaware corporation, or (B) any other entity (such entity, a “Succeeding Holdings”) that becomes the immediate parent of the Borrower. “HPS” has the meaning set forth in the preamble to this Agreement. “IFRS” means International Financial Reporting Standards and applicable accounting requirements set by the International Accounting Standards Board or any successor thereto (or the Financial Accounting Standards Board, the Accounting Principles Board of the American Institute of Certified Public Accountants, or any successor to either such board, or the SEC, as the case may be), as in effect from time to time. “Incremental Commitments” has the meaning set forth in Section 2.20(a). “Incremental Extensions of Credit” has the meaning set forth in Section 2.20(b). “Incremental Facility Closing Date” has the meaning set forth in Section 2.20(b). “Incremental Loan Request” has the meaning set forth in Section 2.20(a). “Incremental Revolving Commitments” has the meaning set forth in Section 2.20(a). “Incremental Revolving Lender” has the meaning set forth in Section 2.20(c). “Incremental Revolving Loan” has the meaning set forth in Section 2.20(b). “Incremental Term Commitments” has the meaning set forth in Section 2.20(a). “Incremental Term Lender” has the meaning set forth in Section 2.20(c). “Incremental Term Loan” has the meaning set forth in Section 2.20(b). “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) trade accounts payable and accrued obligations incurred in the ordinary course of business and (ii) earn-outs and other contingent consideration obligations to the extent the amount thereof has not yet been determined based on the achievement of the applicable financial performance or other contingency for payment), (f) all obligations of others secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, but limited, in the event such secured obligations are nonrecourse to such Person, to the fair value of such property, (g) all Guarantees by such Person of the obligations of any other Person, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent

40 or otherwise, of such Person as an account party or applicant in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding the foregoing, the term “Indebtedness” shall not include (a) contingent obligations, including Guarantees, incurred in the ordinary course of business or in respect of operating leases, and not in respect of borrowed money, (b) deferred or prepaid revenues, (c) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, (d) any amounts that any member of management, the employees or consultants of Holdings, the Borrower or any of the Subsidiaries may become entitled to under any cash incentive, deferred compensation or employee benefit plan in existence from time to time or (e) earn-outs and similar contingent payment obligations, non-compete arrangements, indemnification obligations and purchase price adjustments in connection with any Permitted Acquisition or permitted Investment. “Indemnified Taxes” means (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indemnitee” has the meaning set forth in Section 9.03(b). “Information” has the meaning set forth in Section 9.12. “Initial Term Loan” means (a) prior to the Amendment No. 2 Effective Date, the Term Loans funded on the Closing Date. and (b) on and after the Amendment No. 2 Effective Date, the 2025 Replacement Term A Loans funded on the Amendment No. 2 Effective Date. “Initial Term Loan Maturity Date” means the fifththird anniversary of the ClosingAmendment No. 2 Effective Date. “Intellectual Property” has the meaning assigned to such term in the Collateral Agreement. “Intellectual Property Security Agreement” has the meaning assigned to such term in the Collateral Agreement. “Interest Election Request” means a written request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07 substantially in the form of Exhibit E, or such other form as shall be approved by the Administrative Agent and, in the case of any conversion or continuance with respect to a Revolving Loan, the Revolver Agent. “Interest Payment Date” means (a) with respect to any ABR Loan (including a Swingline Loan), the last day of each March, June, September and December, (b) with respect to any RFR Loan, each date that is on the numerically corresponding day in each calendar month that is one month after the borrowing of such Loan (or, if there is no such numerically corresponding day in

41 such month) and (c) with respect to any Term Benchmark, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period. “Interest Period” means, with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (or twelve months or a shorter period as may be agreed by the Borrower, the Applicable Agent and all Lenders participating therein) and, in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment), as the Borrower may elect in the Borrowing Request; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) no tenor that has been removed from this definition to pursuant to Section 2.14(e) shall be available for specification in such Borrowing Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Investments” has the meaning set forth in Section 6.04. “IPO” means the initial public offering of the common stock of TCO Group Holdings, Inc., a Delaware corporation, pursuant to the Registration Statement on Form S-1, filed with the SEC on March 3, 2021, as amended. “IRS” means the United States Internal Revenue Service. “Issuing Bank” means JPMorgan, Capital One, National Association, Barclays Bank PLC, Citibank N.A., Goldman Sachs Bank USA and any Person that becomes an Issuing Bank with the approval of, and pursuant to an agreement with and in form and substance satisfactory to, the Administrative Agent and the Borrower in such Person’s capacity as Issuing Bank hereunder and together with its successors. For the avoidance of doubt, Barclays Bank PLC shall only be required to provide standby Letters of Credit. “Issuing Bank Sublimit” means, with respect to JPMorgan, $8,571,000, with respect to Capital One, National Association, $7,500,000, with respect to Barclays Bank PLC, $6,000,000, with respect to Citibank N.A., $3,429,000, with respect to Goldman Sachs Bank USA, $4,500,000the amount set forth opposite such Issuing Bank’s name in Schedule I of Amendment No. 2 under the heading “Issuing Bank Sublimit”, and with respect to any other Issuing Bank, such amount as agreed between such Issuing Bank and the Borrower. For the avoidance of doubt, as of the Amendment No. 2 Effective Date, the “Issuing Bank Sublimit” shall mean, with respect to JPMorgan, $10,500,000, with respect to Capital One, National Association, $9,000,000, with

42 respect to Barclays Bank PLC, $6,000,000 and with respect to Goldman Sachs Bank USA, $4,500,000. “Joint Lead Arrangers” means“Joint Lead Arrangers” means (a) with respect to the Agreement entered into on the Closing Date, JPMorgan, Barclays Bank PLC and Capital One, National Association and (b) with respect to Amendment No. 2, JPMorgan, Barclays Bank PLC and Capital One, National Association. “JPMorgan” has the meaning set forth in the preamble to this Agreement. “Junior Lien Intercreditor Agreement” means an intercreditor agreement or another agreement in form and substance reasonably acceptable to the Administrative Agent and the Borrower. “Latest Maturity Date” means, at any date of determination and with respect to the specified Loans or Commitments (or in the absence of any such specification, all outstanding Loans and Commitments hereunder), the latest Maturity Datematurity date applicable to any such Loans or Commitments hereunder at such time, including the latest maturity date of any Extended Term Loan, any Extended Revolving Commitment, any Incremental Term Loans and any Incremental Revolving Commitments, in each case as extended in accordance with this Agreement from time to time. “LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the aggregate LC Exposure at such time. “LCT Election” has the meaning set forth in Section 1.07(f). “LCT Test Date” has the meaning set forth in Section 1.07(f). “Legal Proceedings” has the meaning set forth within the definition of “Consolidated Net Income”. “Lenders” means each Person that was a lender on the Closing Date and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or an Additional Credit Extension Amendment, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender. “Letter of Credit” means any(i) any Existing Letter of Credit and (ii) any other letter of credit issued or deemed issued on or after the Amendment No. 2 Effective Date pursuant to this Agreement.

43 “Letter of Credit Sublimit” has the meaning set forth in Section 2.05(b). “Licensed Personnel” has the meaning set forth in Section 3.21(b). “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset or other arrangement to provide priority or preference with respect to such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party (other than customary rights of first refusal and tag, drag and similar rights in joint venture agreements (other than any such agreement in respect of any Subsidiary)) with respect to such securities. “Limitation” means a revocation, suspension, termination, impairment, probation, limitation, nonrenewal, forfeiture, declaration of ineligibility, loss of status as a participating provider in any Third Party Payor Arrangement, and the loss of any other rights. “Limited Condition Transaction” means (i) any acquisition by one or more of the Borrower or its Restricted Subsidiaries of any assets, business or Person whose consummation is not conditioned on the availability of, or on obtaining, third party financing, (ii) any permitted Investment whose consummation is not conditioned on the availability of, or on obtaining, third party financing and (iii) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness requiring irrevocable notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment. “LLC” means any Person that is a limited liability company under the laws of its jurisdiction of formation. “Loan Document Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on, the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral (“L/C Reimbursement Obligations”), and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under this Agreement and each other Loan Document, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to this Agreement and each other Loan Document, and (c) the due and punctual

44 payment and performance in full of all the obligations of each other Loan Party under or pursuant to the Collateral Agreement and each other Loan Document. “Loan Documents” means, collectively, (i) this Agreement, (ii) the promissory notes, if any, executed and delivered pursuant to Section 2.09(e), (iii) any Additional Credit Extension Amendment, (iv) the Security Documents, (v) the Fee Letter and (vi) any other amendment or joinder to the foregoing. “Loan Parties” means Holdings, the Borrower, and the Subsidiary Loan Parties. “Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement or an Additional Credit Extension Amendment. “Long-Term Indebtedness” means any Indebtedness that, in accordance with GAAP, constitutes (or, when incurred, constituted) a long-term liability (excluding Revolving Loans and Swingline Loans or extensions of credit under any other revolving credit or similar facility). “Management Special Bonuses” has the meaning set forth in Section 6.08(a)(ix). “Market Capitalization” means an amount equal to (i) the total number of issued and outstanding shares of common Equity Interests of TCO Group Holdings, Inc. on the date of the declaration of a Restricted Payment multiplied by (ii) the arithmetic mean of the closing prices per share of such common Equity Interests on the principal securities exchange on which such common Equity Interests are traded for the 30 consecutive trading days immediately preceding the date of declaration of such Restricted Payment. “Material Adverse Effect” means a material adverse effect on (a) the business, operations, assets, liabilities, financial condition or results of operations of Holdings, the Borrower and the Subsidiaries, taken as a whole, (b) the ability of the Loan Parties (taken as a whole) to perform their payment obligations under the Loan Documents or (c) the rights of, or benefits available to, the Administrative Agent, Collateral Agent or one or more Lenders under any Loan Document. “Material Disposition” means the sale by the Borrower or any Subsidiary of assets (including the capital stock of a Subsidiary or a business unit) (whether effected pursuant to a division or otherwise) for aggregate consideration (including amounts received in connection with post-closing payment adjustments, earn-outs and noncompete payments) of at least $25,000,000. “Material Intellectual Property” means any Intellectual Property that is material to the operations of the Borrower and its Restricted Subsidiaries such that the Borrower and its Restricted Subsidiaries would not be able to operate their business at such time without such material Intellectual Property (in the good faith determination of the Borrower). “Material Indebtedness” means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of Holdings, the Borrower and the Subsidiaries in an aggregate principal amount exceeding the greater of (x) $25,000,000 and (y) 35% of TTM Consolidated EBITDA as of the date of such of

45 determination. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time. “Material Subsidiary” means, at any date of determination, each wholly owned Restricted Subsidiary (when combined with the assets of such Subsidiary’s Restricted Subsidiaries after eliminating intercompany obligations) (i) whose total assets at the last day of the Test Period ending on the last day of the most recent fiscal period for which financial statements pursuant to Section 5.01(a) or (b) have been delivered were equal to or greater than 5.0% of the Total Assets of the Borrower and the Restricted Subsidiaries at such date or (ii) whose revenues during such Test Period were equal to or greater than 5.0% of the consolidated revenues of the Borrower and the Restricted Subsidiaries for such period (in the case of any determination relating to any Specified Transaction, on a Pro Forma Basis including the revenues of any Person being acquired in connection therewith), in each case determined in accordance with GAAP; provided that if, at any time and from time to time after the Closing Date, Restricted Subsidiaries that are not Material Subsidiaries (other than Excluded Subsidiaries (except pursuant to clause (viii) of the definition thereof)) have, in the aggregate, (a) total assets at the last day of such Test Period equal to or greater than 10.0% of the Total Assets of the Borrower and the Restricted Subsidiaries at such date or (b) revenues during such Test Period equal to or greater than 10.0% of the consolidated revenues of the Borrower and the Restricted Subsidiaries for such period, in each case determined in accordance with GAAP, then the Borrower shall, on or prior to the date on which financial statements for the last quarter of such Test Period are delivered pursuant to this Agreement, designate in writing to the Administrative Agent one or more of such Restricted Subsidiaries as Material Subsidiaries for each fiscal period until this proviso is no longer applicable. “Maturity Date” means (i) with respect to the Initial Term Loans, the Initial Term Loan Maturity Date, (ii) with respect to the Revolving Commitments, the Revolving Maturity Date, (iii) with respect to any Incremental Term Loans or Incremental Revolving Commitments, the final maturity date as specified in the applicable Additional Credit Extension Amendment and (iv) with respect to any Class of Extended Term Loans or Extended Revolving Commitments, the final maturity date as specified in the applicable Additional Credit Extension Amendment with respect thereto accepted by the respective Lender or Lenders; provided that, in each case, if such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day. “Maximum Rate” has the meaning set forth in Section 9.13. “Medical Services” means medical and health care services provided to a Person by Licensed Personnel provided by a Loan Party and other respective employees, independent contractors and leased personnel whether or not covered by a policy of insurance issued by an insurer, and includes physician services, nurse practitioner services and physician’s assistant services provided by Licensed Personnel supplied by a Loan Party, its respective employees, independent contractors and leased personnel to a Person for a valid and proper medical or health purpose.

46 “Medicare and Medicaid Programs” means the programs established under Title XVIII and XIX of the Social Security Act and any successor programs performing similar functions. “MNPI” has the meaning set forth in Section 8.07(b). “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans and other Indebtedness secured by Liens ranking pari passu or junior to the Liens securing the Obligations) secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (iii) the amount of all taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer); provided that, no net proceeds calculated in accordance with the foregoing of less than $10,000,000 realized in a single transaction or series of related transactions shall constitute Net Proceeds. “Net Working Capital” means, at any date, (a) the consolidated current assets of Holdings, the Borrower and its subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the consolidated current liabilities of Holdings, the Borrower and its subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative. “Non-Consenting Lender” has the meaning set forth in Section 9.02(b). “Non-Core Assets” means, in connection with any acquisition (including any Permitted Acquisition) permitted hereunder, non-core assets acquired as part of such acquisition. “Non-Debt Fund Affiliate” means any Affiliate of Holdings (other than Holdings, the Borrower or any Subsidiary of the Borrower) that is not a Debt Fund Affiliate. “Non-Loan Party” means any Restricted Subsidiary of the Borrower that is not a Loan Party.

47 “Note” has the meaning set forth in Section 2.09(e). “NYFRB” means the Federal Reserve Bank of New York. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds broker of recognized standing selected by it. “Obligations” means (a) Loan Document Obligations, (b) obligations of any Loan Party arising under any Secured Hedge Agreement (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and (c) Cash Management Obligations (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding); provided that the “Obligations” shall in no event include any Excluded Swap Obligations. “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “OID” means original issue discount. “Organizational Documents” means, with respect to any Person, collectively, (a) such Person’s articles or certificate of incorporation, articles or certificate of organization, certificate of limited partnership, certificate of formation, or comparable documents filed or recorded with the applicable Governmental Authority of such Person’s jurisdiction of formation and (b) such Person’s, bylaws, limited liability company agreement, partnership agreement or other comparable organizational or governing documents. “Other Connection Taxes” means, with respect to any Lender, Taxes imposed as a result of any present or former connection between such Person and the jurisdiction imposing such Tax (other than a connection arising from such Person having executed, delivered, become a party to, performed its obligations or received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means any and all present or future recording, stamp, mortgage, court or documentary, intangible filing, transfer, or similar levies arising from any payment made under this Agreement or any Loan Document or from the execution, delivery, enforcement, registration, filing or recording of, from the receipt or perfection of a security interest under, or otherwise with

48 respect to, this Agreement or any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment or designation of a new office made pursuant to Section 2.19). “Otherwise Applied” means, with respect to any Net Proceeds, the amount of such Net Proceeds that was (i) required to prepay the Loans pursuant to Section 2.11 or (ii) otherwise previously applied under the Loan Documents. “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “PACE” means the Program of All-Inclusive Care for the Elderly. “Pari Passu Debt” means, at any time, the Loans, all unfunded Commitments, and all other Indebtedness (including, without limitation, all Refinancing Indebtedness) outstanding, and unfunded commitments to fund other Indebtedness, that is secured by all or a portion of the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations. “Participant” has the meaning set forth in Section 9.04(c). “Participant Register” has the meaning set forth in Section 9.04(c). “Patriot Act” has the meaning set forth in Section 9.14. “Payment” has the meaning assigned to it in SECTION 8.06(d). “Payment Notice” has the meaning assigned to it in SECTION 8.06(d). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Permits” means, with respect to any Person, any permit, supplier or provider number, accreditation, approval, authorization, license, registration, certificate, concession, grant, franchise, waiver, variance or permission from, and any other contractual obligations with, any Governmental Authority, in each case whether or not having the force of law and applicable to or binding upon such Person or any of its property or operations or to which such Person or any of its property or operations is subject. “Permitted Acquisition” means any transaction or series of related transactions by Borrower or any Restricted Subsidiary for the direct or indirect (a) acquisition of all or substantially all of the property of any person, or all or substantially all of the assets constituting a business unit, division, product line or line of business of any person, (b) acquisition of in excess of 50% of the Equity Interests (or such lesser amount in an existing Investment the acquisition of which would result in the Borrower and its Restricted Subsidiaries Investment holding at least 50%

49 of such Equity Interests) of any person, and otherwise causing such person to become a Subsidiary of such person, or (c) subject to Section 7.04, merger, amalgamation or consolidation or any other combination with any person, if each of the following conditions is met, or if the Required Lenders have otherwise consented in writing thereto: (i) no Specified Default has occurred and is continuing at the time the definitive agreement for such acquisition is executed; (ii) the persons or business to be acquired (other than Non-Core Assets, if any, with respect to such acquisition) shall be, or shall be engaged in, a line of business other than a Permitted Business; (iii) (a) in the case of an acquisition of all or substantially all of the property of any person or all or substantially all of the assets constituting a business unit, division, product line or line of business of any person, the person making such acquisition is Borrower or a Restricted Subsidiary (or a newly formed entity created to consummate the acquisition and directly or indirectly controlled by Borrower), or upon consummation of such acquisition becomes, a Restricted Subsidiary, (b) in the case of an acquisition of in excess of 50% of the Equity Interests (or such lesser amount in an existing Investment the acquisition of which would result in the Borrower and its Restricted Subsidiaries Investment holding at least 50% of such Equity Interests) of any person, both the person making such acquisition and the person directly so acquired is Borrower or a Restricted Subsidiary, or upon consummation of such acquisition becomes, a Restricted Subsidiary, and (c) in the case of a merger, amalgamation or consolidation or any other combination with any person, the person surviving such merger, amalgamation consolidation or other combination is Borrower or a Restricted Subsidiary, or upon consummation of such acquisition becomes, a Restricted Subsidiary, subject, in each case, of the right of the Borrower to designate Unrestricted Subsidiaries so long as the requirements in Section 5.14 are complied with; and (iv) solely with respect to the acquisition of persons organized in the United States or property or assets located in the United States, the actions set forth in the definition of “Collateral and Guarantee Requirement,” to the extent applicable, shall have been taken (or arrangements for the taking of such actions after the consummation of such acquisition shall have been made that are reasonably satisfactory to the Administrative Agent), unless such newly created or acquired Subsidiary is designated as an Unrestricted Subsidiary pursuant to Section 5.14 or is otherwise an Excluded Subsidiary. “Permitted Acquisition Agreement” means any agreement of merger, purchase or acquisition relating to a Permitted Acquisition. “Permitted Acquisition Company Representations” means, with respect to the representations and warranties contained in any Permitted Acquisition Agreement with respect to a Permitted Acquisition subject to customary “funds certain provisions”, such representations and warranties regarding the target of such Permitted Acquisition in the Permitted Acquisition Agreement as are material to the interests of the Lenders financing such Permitted Acquisition,

50 but only to the extent that Borrower or any of its Restricted Subsidiaries or any of their respective Affiliates has the right to terminate its or its affiliates’ obligations under the Permitted Acquisition Agreement (or the right not to consummate the acquisition pursuant to the Permitted Acquisition Agreement) or to not close thereunder as a result of a breach of such representations and warranties in such Permitted Acquisition Agreement. “Permitted Business” means (i) any business engaged in by the Borrower or any of its Restricted Subsidiaries on the Closing Date and (ii) any business or other activities that are reasonably similar, ancillary, complementary or related to, or a reasonable extension, development or expansion of, the businesses in which the Borrower and its Restricted Subsidiaries are engaged on the Closing Date. “Permitted Distributions” has the meaning set forth in Section 6.08(a)(ix). “Permitted Encumbrances” means: (a) Liens imposed by law for Taxes that are not yet due and payable or are being contested in compliance with Section 5.05, (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or if more than 30 days overdue, are unfiled and no other action has been taken to enforce such Liens or that are being contested in good faith and by appropriate actions, in each case if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP or the equivalent accounting principles in the relevant local jurisdiction; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance, other social security benefits or other insurance-related obligations (including, but not limited to, in respect of deductibles, self-insured retention amounts and premiums and adjustments thereto), (d) deposits and pledges to secure the performance of bids, trade contracts, leases, public or statutory obligations, progress payments, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, (e) judgment liens in respect of judgments that do not constitute an Event of Default under paragraph (i) of Section 7.01, (f) minor survey exceptions, easements or reservations of rights for others for, licenses, zoning restrictions, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, minor defects or irregularities of title and other similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not either detract from the value of the

51 affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary, in each case in any material respect, taken as a whole, (g) landlords’ and lessors’ and other like Liens in respect of rent not in default, (h) [reserved], (i) leases or subleases, and (j) Liens arising from precautionary Uniform Commercial Code financing statement or similar filings; provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness. “Permitted Holder” means any of the following: (i) any of the Permitted Investors or their respective Affiliates, (ii) any investment fund or vehicle managed, sponsored or advised by a Permitted Investor or any Affiliate thereof, and any Affiliate of or successor to any such investment fund or vehicle and (iii) each partner, officer, director, principal or member of the Permitted Investors or any Affiliate of the Permitted Investors. “Permitted Initial Revolving Loan Borrowing Purposes” means one or more Borrowings of Revolving Loans that, do not in the aggregate, exceed the amount sufficient to fund certain OID or upfront fees in connection with the Initial Term Loans and Revolving Commitments as agreed with the Arranger. “Permitted Investments” means: (a) United States dollars or, in the case of any Restricted Subsidiary which is not a Domestic Subsidiary, any other currencies held from time to time in the ordinary course of business, (b) direct obligations of, or obligations of the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof, (c) direct obligations issued by any state of the United States of America or any political subdivision of any such state, or any public instrumentality thereof, in each case having maturities of not more than 12 months from the date of acquisition, (d) investments in commercial paper maturing within 365 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating from S&P or Moody’s of at least A2 or P2, respectively, (e) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 365 days from the date of acquisition thereof issued or guaranteed

52 by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000, (f) Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from Standard & Poor’s Rating Services or “A2” or higher from Moody’s Investors Service, Inc. with maturities of 12 months or less from the date of acquisition, (g) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (b) above and entered into with a financial institution satisfying the criteria described in clause (e) above, and (h) investments in money market funds that comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (a) through (g) above. “Permitted Investors” means each of (i) Welsh, Carson, Anderson & Stowe XII, L.P., a Delaware limited partnership, (ii) Welsh, Carson, Anderson & Stowe XII Delaware, L.P., a Delaware limited partnership, (iii) Welsh, Carson, Anderson & Stowe XII Delaware II, L.P., a Delaware limited partnership, (iv) Welsh, Carson, Anderson & Stowe XII Cayman, L.P., a Cayman exempted limited partnership, (v) WCAS XII Co-Investors LLC, a Delaware limited liability company, (vi) WCAS Management Corporation, a Delaware corporation and (vii) Apax. “Permitted Liens” has the meaning set forth in Section 6.02. “Permitted Payment Restriction” shall mean any encumbrance or restriction (each, a “restriction”) on the ability of any Qualified Joint Venture to pay dividends or make any other distributions on its Equity Interests to the Borrower or a Restricted Subsidiary, which restriction would not materially impair the Borrower’s ability to make scheduled payments of cash interest and to make required principal payments on the Loans, as reasonably determined by the Borrower. “Permitted Refinancing” means any Indebtedness of the Borrower or any of its Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, renew, refund, refinance, replace, defease or discharge other Indebtedness of the Borrower or any of its Restricted Subsidiaries (other than intercompany Indebtedness); provided that: (a) the principal amount (or accreted value, if applicable) of such Permitted Refinancing does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness extended, renewed, refunded, refinanced, replaced, defeased or discharged (plus all accrued interest on the Indebtedness and the amount of all fees, commissions, discounts and expenses, including premiums, incurred in connection therewith), (b) either (a) such Permitted Refinancing has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than

53 the Weighted Average Life to Maturity of, the Indebtedness being extended, renewed, refunded, refinanced, replaced, defeased or discharged or (b) all scheduled payments on or in respect of such Permitted Refinancing (other than interest payments) shall be at least 91 days following the final scheduled maturity of the Loans, (c) if the Indebtedness being extended, renewed, refunded, refinanced, replaced, defeased or discharged is Subordinated Indebtedness, such Permitted Refinancing is subordinated in right of payment to the Obligations on terms at least as favorable to the holders of the Obligations as those contained in the documentation governing the Subordinated Indebtedness being extended, renewed, refunded, refinanced, replaced, defeased or discharged, (d) such Indebtedness is incurred (i) by the Borrower or by any Restricted Subsidiary who is the obligor on the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged, (ii) by any Loan Party if the obligor on the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged is a Loan Party; or by any Non-Loan Party if the obligor on the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged is a Non-Loan Party, and (e) such Indebtedness is not secured by any assets other than the assets that secured the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged and if the Liens securing such Indebtedness were subject to a Junior Lien Intercreditor Agreement with the Collateral Agent, the Liens securing such new Indebtedness shall be subject to a Junior Lien Intercreditor Agreement, as applicable, with the Collateral Agent on terms not less favorable to the Secured Parties than the terms of such existing Junior Lien Intercreditor Agreement, as applicable. “Permitted Security” means (a) common stock of Holdings or (b) Qualified Preferred Stock, in each case (i) (x) issued to the Permitted Investors for cash or (y) issued to any other Person that makes an equity investment in Holdings in connection with the Transactions and (ii) the proceeds of which are contributed by Holdings to the Borrower in exchange for common stock or as a capital contribution. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee pension benefit plan” (as defined in Section 3(2) of ERISA) that is subject to the provisions of Title IV or Section 302 of ERISA or Section 412 of the Code, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Prepayment Event” means: (a) any sale, transfer or other disposition of any property or asset of Holdings, the Borrower or any Restricted Subsidiary in excess of $$$10,000,000 per transaction (or

54 series of related transactions), other than (i) dispositions described in clauses (a), (b), (c) and (d) of Section 6.05 or (ii) dispositions pursuant to clause (e) of Section 6.05 to the extent the property subject to such transaction was acquired after the Closing Date and such acquisition was funded by the issuance of Equity Interests by Holdings (or capital contributions in respect thereof) substantially simultaneously with such acquisition, or (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of Holdings, the Borrower or any Restricted Subsidiary with a fair value immediately prior to such event equal to or greater than $10,000,000, or (c) the incurrence by Holdings or any Restricted Subsidiary of (x) any Refinancing Indebtedness or (y) any Indebtedness not permitted under Section 6.01. “Prime Rate” means, for any day, a rate per annum equal to the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as reasonably determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as reasonably determined by the Administrative Agent). Any change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Pro Forma Basis” and “Pro Forma Effect” mean, with respect to compliance with any test or covenant or calculation of any ratio hereunder, the determination or calculation of such test, covenant or ratio (including in connection with Specified Transactions) in accordance with Section 1.07. “Pro Forma Compliance” means, with respect to the Financial Covenant, compliance on a Pro Forma Basis in accordance with Section 1.07. “Proposed Change” has the meaning set forth in Section 9.02(b). “Public Company Costs” means, as to any Person, costs relating to compliance with the provisions of the Securities Act and the Exchange Act (or similar regulations applicable in other listing jurisdictions), as applicable to companies with equity securities held by the public, costs associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes Oxley Act of 2002 (or similar non-U.S. regulations) and the rules and regulations promulgated in connection therewith (or similar regulations applicable in other listing jurisdictions), the rules of national securities exchange companies with listed equity, directors’ or managers’ compensation, fees and expense reimbursement, costs relating to investor relations, shareholder meetings and reports to shareholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees, and listing fees, whether arising by virtue of the initial listing of such Person’s equity securities on a national securities exchange (or similar non- U.S. exchange) or in respect of the ongoing operation of such Person as a listed equity or its listed

55 debt securities following the initial listing of such Person’s equity securities or debt securities, respectively, on a national securities exchange (or similar non-U.S. exchange). “Public-Sider” means a Lender whose representatives may trade in securities of the Borrower or its controlling person or any of its Subsidiaries while in possession of the financial statements provided by the Borrower under the terms of this Agreement. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to it in Section 9.22. “Qualified Counterparty” means any Person which is a party to a Swap Agreement or a Cash Management Agreement with the Borrower or any Restricted Subsidiary and that is or was a Revolving Lender or an Affiliate of a Revolving Lender on the Closing Date or at the time it enters into such Swap Agreement or Cash Management Agreement, as applicable, or that is designated as a “Qualified Counterparty” by the Borrower to the Collateral Agent, in each case in its capacity as a party thereto. “Qualified Joint Venture” shall mean any joint venture that satisfies each of the following requirements: (1) except for Permitted Payment Restrictions, there are no consensual restrictions, directly or indirectly, on the ability of such joint venture to pay dividends or make distributions to the holders of its Equity Interests; (2) the Equity Interests of such joint venture consist solely of (a) Equity Interests owned by the Borrower or one or more Loan Parties, and (b) Equity Interests owned by Strategic Investors and (3) the primary business of such Qualified Joint Venture is a Permitted Business. “Qualified Preferred Stock” means common stock or preferred stock of Holdings that (a) does not require the payment of cash dividends (it being understood that cumulative dividends shall be permitted), (b) is not mandatorily redeemable pursuant to a sinking fund obligation or otherwise prior to the date that is 180 days after the Latest Maturity Date at the time of incurrence thereof (other than upon an event of default or change of control; provided that any such payment is subordinated (whether by contract or pursuant to Holdings’ charter or the certificate of designations of such preferred stock) in right of payment to the Obligations on the terms set forth in the certificate of incorporation of Holdings in existence on the Closing Date or such other terms reasonably satisfactory to the Administrative Agent), (c) contains no maintenance covenants, other covenants materially adverse to the Lenders or remedies (other than voting rights) and (d) is convertible only into common equity of Holdings or securities that would constitute Qualified Preferred Stock. “Rate Contract” means Swap Agreements and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates. “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting, (2) if the RFR for such

56 Benchmark is Daily Simple SOFR, then four Business Days prior to such setting or (3) if such Benchmark is none of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion. “Refinancing Indebtedness” means (i) any Refinancing Term Loans and (ii) any Refinancing Revolving Commitments. “Refinancing Revolving Commitments” means any Incremental Revolving Commitments that are designated by a Responsible Officer of the Borrower as “Refinancing Revolving Commitments” in the applicable Additional Credit Extension Amendment; provided that on the date of effectiveness thereof the Borrower reduces the aggregate amount of a Class of Revolving Commitments, Extended Revolving Commitments or previously established Incremental Revolving Commitments by a corresponding amount. “Refinancing Term Loans” means any Incremental Term Loans that are designated by a Responsible Officer of the Borrower as “Refinancing Term Loans” in the applicable Additional Credit Extension Amendment. “Register” has the meaning set forth in Section 9.04(b). “Reimbursement Approvals” means, with respect to all Government Programs, any and all certifications, provider or supplier numbers, enrollments, provider agreements, participation agreements, accreditations and any other similar agreements with or approvals by any Governmental Authority or other Person necessary to participate and receive reimbursement from a Government Program. “Rejection Notice” has the meaning specified in Section 2.11(g). “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, members, partners, officers, employees, agents, advisors and other representatives of such Person and such Person’s Affiliates. “Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within, into or from any building, structure, facility or fixture. “Relevant Governmental Body” means the Federal Reserve Board or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board or the NYFRB (including, without limitation, the Alternative Reference Rates Committee), or any successor thereto. “Relevant Rate” means (i) with respect to any Term Benchmark Borrowing, the Adjusted Term SOFR Rate or (ii) with respect to any RFR Borrowing, the Adjusted Daily Simple SOFR, as applicable. “Replacement Term Loans” has the meaning assigned to such term in Section 9.02(c).

57 “Required Lenders” means, at any time, Lenders having Revolving Exposures, outstanding Term Loans and unused Commitments representing more than 50% of the aggregate Revolving Exposures, outstanding Term Loans and unused Commitments at such time (disregarding any of the foregoing of a Defaulting Lender). “Required Revolving Lenders” means, at any time, Lenders having Revolving Exposures and unused Revolving Commitments representing more than 50% of the sum of the aggregate Revolving Exposures and unused Revolving Commitments at such time (disregarding any of the foregoing of a Defaulting Lender). “Required Term Lenders” means, at any time, Lenders having outstanding Term Loans and unused Commitments in respect of Term Loans representing more than 50% of the aggregate outstanding Term Loans and unused Commitments in respect of Term Loans at such time (disregarding any of the foregoing of a Defaulting Lender). “Requirement of Law” means, with respect to any Person, (i) the Organizational Documents of such Person and (ii) any statute, law, treaty, rule, regulation, order, decree, writ, injunction or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including all Healthcare Laws. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, chief operating officer, chief administrative officer, secretary or assistant secretary, treasurer or assistant treasurer or other similar officer or Person performing similar functions of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Holdings, the Borrower or any Restricted Subsidiary, or any payment thereon (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests; provided that the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of a Restricted Subsidiary by the Borrower or a Restricted Subsidiary shall not constitute a Restricted Payment but shall constitute an Investment. “Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted Subsidiary. “Reuters” means, as applicable, Thomson Reuters Corp., Refinitiv, or any successor thereto.

58 “Revolver Agent” means the Administrative Agent. “Revolving Availability Period” means the period from and including the Closing Date to but excluding the earlier of (a) the Revolving Maturity Date and (b) the date of termination of the Revolving Commitments. “Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans hereunder, which commitment is set forth on Schedule I to Amendment No. 2.01, opposite such Lender’s name under the heading “2025 Replacement Revolving Commitment”, in each case, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to this Agreement. The amount of the Revolving Commitments on the Amendment No. 2 Effective Date is $100,000,000. “Revolving Commitment Increase” has the meaning set forth in Section 2.20(a). “Revolving Credit Facility” has the meaning set forth in the recitals. “Revolving Creditor” means each Revolving Lender, the Swingline Lender, each Issuing Bank and the Administrative Agent and, to the extent its claim arises in connection with the credit facility evidenced by the Revolving Commitments, each other Indemnitee and holder of an Obligation of a Loan Party. “Revolving Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Loans at such time. “Revolving Lender” means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure. “Revolving Loan” means the Loans made pursuant to clauses (b) and (c) of Section 2.01. “Revolving Loan Obligations” means all Obligations arising under or in respect of the Revolving Commitments. “Revolving Loan Outstandings” means at any time of calculation (i) the sum of the then existing aggregate outstanding principal amount of Revolving Loans plus the then existing L/C Reimbursement Obligations and (ii) when used with reference to any single Lender, the sum of the then existing outstanding principal amount of Revolving Loans advanced by such Lender plus the then existing L/C Reimbursement Obligations for the account of such Lender. “Revolving Maturity Date” means the fifththird anniversary of the ClosingAmendment No. 2 Effective Date. “RFR Borrowing” means, as to any Borrowing, the RFR Loans comprising such Borrowing.

59 “RFR Loan” means a Loan that bears interest at a rate based on the Adjusted Daily Simple SOFR. “S&P” means Standard & Poor’s Ratings Group, Inc. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any comprehensive, country-based Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the European Union or HerHis Majesty’s Treasury of the United Kingdom, (b) any other Person located, organized or ordinarily resident in a Sanctioned Country or (c) any Person 50% or more of the Equity Interests of which are owned by one or more Persons referenced in clause (a). “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the European Union or HerHis Majesty’s Treasury of the United Kingdom. “SEC” means the Securities and Exchange Commission or any Governmental Authority succeeding to any of its principal functions. “Secured Hedge Agreement” means any Swap Agreement that is entered into by and between the Borrower or any Restricted Subsidiary and any Qualified Counterparty. “Secured Indebtedness” at any date means the aggregate principal amount of Total Indebtedness outstanding at such date that consists of Indebtedness that in each case is then secured by Liens on any property or assets of Borrower or its Subsidiaries. “Secured Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Secured Net Indebtedness as of the last day of such Test Period to (b) Consolidated EBITDA for such Test Period. “Secured Parties” means (a) the Lenders, (b) the Collateral Agent, (c) the Administrative Agent, (d) the Revolver Agent, (e) the Issuing Bank, (f) each Qualified Counterparty, (g) each Indemnitee, and (h) the successors and assigns of each of the foregoing. “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Security Documents” means the Collateral Agreement the Intellectual Property Security Agreements (if applicable), each reaffirmation agreement or other similar agreement delivered in connection with any or all of the foregoing and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations.

60 “series” means, with respect to any Extended Term Loans, Incremental Term Loans or Replacement Term Loans, all such Term Loans that have the same maturity date, amortization and interest rate provisions and that are designated as part of such “series” pursuant to the applicable Additional Credit Extension Amendment. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”. “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”. “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value (on a going concern basis) of the assets of such Person and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value (on a going concern basis) of the property of such Person and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) such Person and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured and (d) such Person and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. “Specified Default” means an Event of Default pursuant to Section 7.01(a), (b), (g) or (h). “Specified Indebtedness” has the meaning set forth in Section 6.08(b). “Specified Representations” means those representations and warranties made by the Loan Parties in Section 3.01(a) (with respect to organizational existence only), Section 3.01(b) (as relates to the execution, delivery and performance of the Loan Documents), Section 3.02 (as relates to due authorization, execution, delivery and enforceability of the Loan Documents), Section 3.03 (with respect to charter documents and limited to execution, delivery and performance of the Loan Documents, borrowing under, guaranteeing under and granting of security interests in the Collateral), Section 3.08, Section 3.15, Section 3.16, the last sentence of Section 3.19(a), Section 3.19(b)(i) and (b)(ii) and Section 3.20.

61 “Specified Transactions” means (a) the Transactions, (b) any acquisition (including a Permitted Acquisition), any Material Disposition, any sale, transfer or other disposition that results in a Person ceasing to be a Restricted Subsidiary, any involuntary disposition, any Investment that results in a Person becoming a Restricted Subsidiary, in each case, whether by merger, consolidation or otherwise, any incurrence or repayment of Indebtedness, any Restricted Payment, any designation of a Restricted Subsidiary as an Unrestricted Subsidiary and any redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary or (c) any other event that by the terms of the Loan Documents requires Pro Forma Compliance with a test or covenant or requires such test or covenant to be calculated on a Pro Forma Basis. “Strategic Investors” shall mean hospitals, health systems, other healthcare companies and other similar strategic joint venture partners. “Subordinated Indebtedness” means Indebtedness of Holdings, the Borrower or any Subsidiary that is subordinated in right of payment to the Obligations expressly by its terms. “Subsequent Transaction” has the meaning set forth in Section 1.07(f). “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held. “Subsidiary” means any subsidiary of the Borrower. “Subsidiary Loan Party” means any Domestic Subsidiary (other than an Excluded Subsidiary). “Succeeding Holdings” has the meaning set forth in the definition of “Holdings.” “Supported QFC” has the meaning assigned to it in Section 9.22. “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

62 “Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the aggregate Swingline Exposure at such time. “Swingline Lender” means JPMorgan, in its capacity as lender of Swingline Loans hereunder, together with its successors in such capacity. “Swingline Loan” means a Loan made pursuant to Section 2.04. “Swingline Sublimit” has the meaning set forth in Section 2.04. “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges in the nature of tax imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate. “Term Creditor” means each Term Lender and, to the extent its claim arises in connection with the Term Loans, each other Indemnitee and holder of an Obligation of a Loan Party. “Term Lender” means, at any time, any Lender that has a Term Loan and/or Commitment with respect to a Term Loan at such time. “Term Loan Obligations” means all Obligations arising under or in respect of the Term Loans. “Term Loans” means the Initial Term Loans, the Incremental Term Loans of each series, the Replacement Term Loan and the Extended Term Loans of each series, collectively, or as the context may require. “Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate. “Term SOFR Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator; provided that if the Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

63 “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward- looking term rate based on SOFR. If by 5:00 pm (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Test Period” means, for any date of determination under this Agreement, the four consecutive fiscal quarters of the Borrower most recently ended as of such date of determination for which financial statements have been delivered. “Third Party Payor” means any Government Program and any quasipublic agency, Blue Cross, Blue Shield and any managed care plans and organizations, including health maintenance organizations and preferred provider organizations and private commercial insurance companies and any similar third party arrangements, plans or programs for payment or reimbursement in connection with the provision or supply of health care services, products or supplies. “Third Party Payor Arrangement” means any arrangement, plan or program for payment or reimbursement by any Third Party Payor in connection with the provision or supply of healthcare services, products or supplies. “Total Assets” means, as of any date of determination, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on the most recent consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date (and, in the case of any determination relating to any Specified Transaction, on a Pro Forma Basis including any property or assets being acquired in connection therewith). “Total Indebtedness” means, as of any date, the aggregate principal amount of Indebtedness of Holdings, the Borrower and the Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP. “Total Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Net Indebtedness as of the last day of such Test Period to (b) Consolidated EBITDA for such Test Period. “Transaction Expenses” means any fees or expenses incurred or paid by the Permitted Investors, any direct or indirect parent company of the Borrower, the Borrower or any of its (or

64 their) Subsidiaries in connection with the Transactions (including payments to officers, employees and directors as change of control payments, severance payments, special or retention bonuses and charges for repurchase or rollover of, or modifications to, stock options and/or restricted stock). “Transactions” means, collectively, (a) the IPO and (b) the Closing Date Refinancing. “TTM Consolidated EBITDA” means Consolidated EBITDA on a Pro Forma Basis for the most recently ended Test Period. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR Rate, Alternate Base Rate or, if applicable pursuant to Section 2.14, the Adjusted Daily Simple SOFR. “UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unrestricted Subsidiary” means any Subsidiary of the Borrower designated by the Board of Directors of the Borrower as an Unrestricted Subsidiary pursuant to Section 5.14 subsequent to the Closing Date. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.22. “U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.17(e)(iii)(B)(3). “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining scheduled installment, sinking fund, serial maturity or other required scheduled payments of principal, including payment at final scheduled maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount

65 of such Indebtedness; provided that the effects of any prepayments made on such Indebtedness shall be disregarded in making such calculation. “wholly owned” means with respect to any Person, a subsidiary of such Person all the outstanding Equity Interests of which (other than (x) directors’ qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable law) are owned by such Person and/or by one or more wholly owned subsidiaries of such Person. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Yield” for any Indebtedness on any date of determination will be determined by the Administrative Agent utilizing (a) the higher of (I) Adjusted Term SOFR Rate (or other applicable similar rate) and (ii) if applicable, any “Term SOFR floor” applicable to such Indebtedness on such date, (b) the interest margin for such Indebtedness on such date, and (c) the issue price of such Indebtedness (after giving effect to any OID (with OID being equated to interest based on an assumed four-year average life to maturity on a straight-line basis)) or upfront fees (which shall be deemed to constitute like amounts of OID) paid to the market in respect of such Indebtedness but excluding customary arranger, closing, underwriting, commitment, structuring, ticking, unused line, amendment fees and other similar fees not paid generally to all lenders of such Indebtedness. SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Term Benchmark Loan”) or by Class and Type (e.g., a “Term Benchmark Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Term Benchmark Borrowing”) or by Class and Type (e.g., a “Term Benchmark Revolving Borrowing”). SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement,

66 instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, amended and restated or otherwise modified (subject to any restrictions on such amendments, supplements, amendment and restatements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) all references to “in the ordinary course of business” of Holdings or any Subsidiary thereof means (i) in the ordinary course of business of, or in furtherance of an objective that is in the ordinary course of business of Holdings or such Subsidiary, as applicable, (ii) customary and usual in the industry or industries of Holdings and its Subsidiaries in any jurisdiction in which Holdings or any Subsidiary does business, as applicable, or (iii) generally consistent with the past or current practice of Holdings or such Subsidiary, as applicable, or any similarly situated businesses is any jurisdiction in which Holdings or any Subsidiary does business, as applicable... SECTION 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP as in effect from time to time, provided that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision (including any definition) hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision (including any definition) hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. In addition, notwithstanding any other provision contained herein, (i) the definitions set forth in the Loan Documents and any financial calculations required by the Loan Documents shall be computed to exclude any change to lease accounting rules from those in effect pursuant to ASC Topic 842 (Leases) and other related lease accounting guidance as in effect on the Closing Date and (ii) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to (A) any election under ASC Topic 825 to value any Indebtedness or other liabilities of Holdings, the Borrower or any Subsidiary at “fair value”, as defined therein, (B) the consolidation of variable interest entities in accordance with ASC Topic 810 and (C) the portion of any Indebtedness attributable to any non-wholly owned Subsidiary that corresponds to the non-controlling interest share owned by third parties in such non-wholly owned Subsidiary. SECTION 1.05 [Reserved].

67 SECTION 1.06 Available Amount Transactions. If more than one action occurs on any given date the permissibility of the taking of which is determined hereunder by reference to the amount of the Available Amount immediately prior to the taking of such action, the permissibility of the taking of each such action shall be determined independently and in no event may any two or more such actions be treated as occurring simultaneously. SECTION 1.07 Pro Forma Calculations. (a) Notwithstanding anything to the contrary herein, financial ratios and tests, including the First Lien Net Leverage Ratio, Secured Net Leverage Ratio and the Total Net Leverage Ratio, and compliance with covenants determined by reference to Consolidated EBITDA or Total Assets, shall be calculated in the manner prescribed by this Section 1.07; provided, that notwithstanding anything to the contrary in clauses (b), (c), (d) or (f) of this Section 1.07, (A) when calculating any such ratio or test for purposes of Section 6.12 (other than for the purpose of determining Pro Forma Compliance with Section 6.12), the events described in this Section 1.07 that occurred subsequent to the end of the applicable Test Period shall not be given Pro Forma Effect and cash and Permitted Investments included on the consolidated balance sheet of Holdings, the Borrower and its Restricted Subsidiaries as of the date of the event for which the calculation of any such ratio is made shall be taken into account in lieu of cash or Permitted Investments as of the last day of the relevant Test Period and (B) when calculating any such ratio or test for purposes of the incurrence of any Indebtedness, cash and Permitted Investments resulting from the incurrence of any such Indebtedness shall be excluded from the pro forma calculation of any applicable ratio or test. In addition, whenever a financial ratio or test is to be calculated on a Pro Forma Basis, the reference to the “Test Period” for purposes of calculating such financial ratio or test shall be deemed to be a reference to, and shall be based on, the most recently ended Test Period for which financial statements of the Borrower have been delivered prior to the Closing Date or pursuant to Section 5.01(a) or Section 5.01(b) (it being understood that for purposes of determining Pro Forma Compliance with Section 6.12, if no Test Period with an applicable level cited in Section 6.12 has passed, the applicable level shall be the level for the first Test Period cited in Section 6.12 with an indicated level). (b) For purposes of calculating any financial ratio or test or compliance with any covenant determined by reference to Consolidated EBITDA or Total Assets, Specified Transactions (with any incurrence or repayment of any Indebtedness in connection therewith to be subject to clause (d) of this Section 1.07) that (i) have been made during the applicable Test Period or (ii) if applicable as described in clause (a) above, have been made subsequent to such Test Period and prior to or substantially concurrently with the event for which the calculation of any such ratio is made shall be calculated on a Pro Forma Basis assuming that all such Specified Transactions (and any increase or decrease in Consolidated EBITDA, Total Assets and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period (or, in the case of Total Assets, on the last day of the applicable Test Period). If since the beginning of any applicable Test Period any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of its Restricted Subsidiaries since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant

68 to this Section 1.07, then such financial ratio or test (or Total Assets) shall be calculated to give Pro Forma Effect thereto in accordance with this Section 1.07. (c) Whenever Pro Forma Effect is to be given to a Specified Transaction, the pro forma calculations shall be made in good faith by a responsible financial or accounting officer of the Borrower and, in the case of any “Test Period” determined by reference to financial statements of the Borrower most recently delivered prior to the Closing Date or pursuant to Section 5.01(a) or Section 5.01(b), and may include, for the avoidance of doubt, the amount of “run-rate” cost savings, operating expense reductions and synergies resulting from or relating to, any Specified Transaction (including the Transactions) to the extent permitted by the definition of “Consolidated EBITDA.” (d) In the event that the Borrower or any Restricted Subsidiary incurs (including by assumption or guarantees) or repays (including by repurchase, redemption, repayment, retirement, discharge, defeasance or extinguishment) any Indebtedness (in each case, other than Indebtedness incurred or repaid (other than any repayment from the proceeds of other Indebtedness) under any revolving credit facility unless such Indebtedness has been permanently repaid and not replaced) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then such financial ratio or test shall be calculated giving Pro Forma Effect to such incurrence, assumption, guarantee, repurchase, redemption, repayment, retirement, discharge, defeasance or extinguishment of Indebtedness, or such issuance, repurchase or redemption of Disqualified Stock, in each case to the extent required, as if the same had occurred on the last day of the applicable Test Period. (e) [Reserved]. (f) As relates to any action being taken solely in connection with a Limited Condition Transaction, for purposes of: (i) determining compliance with any provision of this Agreement (other than the Financial Covenant) which requires the calculation of any financial ratio or test, including First Lien Net Leverage Ratio, Secured Net Leverage Ratio and Total Net Leverage Ratio, or (ii) testing availability under baskets set forth in this Agreement (including baskets determined by reference to Consolidated EBITDA or Total Assets), in each case, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder shall be deemed to be the date the definitive agreements for such Limited Condition Transaction are entered into (the “LCT Test Date”), and if, after giving Pro Forma Effect to the Limited Condition Transaction (and the other transactions to be entered into in connection therewith, including any incurrence of Indebtedness and the use of proceeds thereof, as if they had occurred on the first day of the most recent Test Period ending prior to the LCT Test Date (except with respect to any incurrence or repayment of Indebtedness

69 for purposes of the calculation of any leverage-based test or ratio, which shall in each case be treated as if they had occurred on the last day of such Test Period)), the Borrower or any of its Restricted Subsidiaries would have been permitted to take such action on the relevant LCT Test Date in compliance with such ratio, test or basket, such ratio, test or basket shall be deemed to have been complied with; provided that if financial statements for one or more subsequent fiscal periods shall have become available, the Borrower may elect, in its sole discretion, to redetermine all such ratios, tests or baskets on the basis of such financial statements, in which case, such date of redetermination shall thereafter be deemed to be the applicable LCT Test Date. For the avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios, tests or baskets for which compliance was determined or tested as of the LCT Test Date would have failed to have been complied with as a result of fluctuations in any such ratio, test or basket, including due to fluctuations in Consolidated EBITDA or Total Assets of the Borrower or the Person subject to such Limited Condition Transaction, at or prior to the consummation of the relevant transaction or action, such baskets, tests or ratios will not be deemed to have failed to have been complied with as a result of such fluctuations. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any calculation of any ratio, test or basket availability with respect to the incurrence of Indebtedness or Liens, the making of Restricted Payments, the making of any Investment, mergers, the conveyance, lease or other transfer of all or substantially all of the assets of the Borrower, the prepayment, redemption, purchase, defeasance or other satisfaction of Indebtedness, or the designation of an Unrestricted Subsidiary (each, a “Subsequent Transaction”) following the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the date that the definitive agreement or irrevocable notice for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, for purposes of determining whether such Subsequent Transaction is permitted under this Agreement, any such ratio, test or basket shall be required to be satisfied (i) on a Pro Forma Basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated and (ii) assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have not been consummated. SECTION 1.08 Interest Rates; Benchmark Notification. The interest rate on a Loan denominated in dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.14(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any

70 Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.09 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. ARTICLE II The Credits SECTION 2.01 Commitments. Holdings, the Borrower and the Lenders acknowledge and agree that (a) each Lender with a Revolving Commitment agrees to make Revolving Loans to the Borrower following the Closing Date and from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender’s Revolving Exposure (together with the LC Exposure of such Lender and obligations of such Lender with respect to outstanding Swingline Loans) exceeding such Lender’s Revolving Commitment (and, in the case of any Swingline Lender or Issuing Bank unless waived by such Person in its sole discretion, that will not result in the aggregate amount of the Revolving Loans and Swingline Loans funded by such Person, when aggregated with the face amount of all Letters of Credit issued by such Person, exceeding the amount of such Person’s Revolving Commitment), and (b) each Lender agrees to make a term loan (each an “Initial Term Loan”) to the Borrower on the Closing Date in an aggregate principal amount such that, immediately after giving effect thereto, the portion of the Initial Term Loan held by each Lender is equal to the amount set forth opposite such Lender’s name in Schedule 2.01 under the heading “Initial Term Loan Commitment” (such Commitments, the “Initial Term Loan Commitments”). and (c) each 2025 Replacement Term A Lender agrees to make a term loan (each a “2025 Replacement Term A Loan”) denominated in dollars to the Borrower on the Amendment No. 2 Effective Date in an aggregate principal amount such that, immediately after giving effect thereto, the portion of the 2025 Replacement Term A Loans held by each applicable Lender is equal to the amount set forth opposite such Lender’s name in Schedule I to Amendment No. 2 under the heading “2025 Replacement Term A Loan Commitment” (such Commitments, the “2025 Replacement Term A Loan Commitments”). As of the Amendment No. 2 Effective Date, all Initial Term Loans outstanding prior to the Amendment No. 2 Effective Date were repaid with (i) the proceeds of the

71 2025 Replacement Term A Loans and (ii) the proceeds of certain Revolving Loans made on the Amendment No. 2 Effective Date. The Borrower shall designate in the relevant Borrowing Request whether each Borrowing will be maintained as a Term Benchmark Loan or an ABR Loan and, if such Borrowing is to be a Term Benchmark Borrowing, the Interest Period with respect thereto. Amounts repaid or prepaid in respect of Initial Term Loans may not be reborrowed. SECTION 2.02 Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. (b) Subject to Section 2.14, each Borrowing shall be comprised entirely of ABR Loans or Term Benchmark Loans, as the Borrower may request in accordance herewith. (c) At the commencement of each Interest Period for any Term Benchmark Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $500,000. At the time that each ABR Borrowing, or if applicable pursuant to Section 2.14, RFR Borrowing, is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $100,000. Borrowings of more than one Type and Class may be outstanding at the same time. There shall not at any time be more than a total of 20 Term Benchmark Borrowings or if applicable pursuant to Section 2.14, RFR Borrowings, outstanding. Notwithstanding anything to the contrary herein, (1) an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the aggregate Revolving Commitments and (2) subject to Section 2.04(a), a Swingline Loan may be in an aggregate amount (i) that is equal to the entire unused balance of the aggregate Revolving Commitments or (ii) that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date or the Initial Term Loan Maturity Date, as applicable. SECTION 2.03 Requests for Borrowings. To request a Revolving Borrowing or Term Loan Borrowing, the Borrower shall notify the Applicable Agent of such request in writing (a) in the case of a Term Benchmark Borrowing, not later than 11:00 a.m., New York City time, three (3) U.S. Government Securities Business Days before the date of the proposed Borrowing (or, in the case of the Borrowing of the Initial Term Loans to be made on the Amendment No. 2 Effective Date, one (1) Business Day before the date of the proposed Borrowing or, in the case of an RFR Borrowing, not later than 11:00 a.m., New York City time, five U.S.

72 Government Securities Business Days) or (b) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, on the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) must be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each written Borrowing Request shall be signed by the Borrower and irrevocable. Each such written Borrowing Request shall specify the following information in compliance with Section 2.02: (i) whether the requested Borrowing is to be a Revolving Borrowing or a Term Loan Borrowing, (ii) the aggregate amount of such Borrowing, (iii) the date of such Borrowing, which shall be a Business Day, (iv) whether such Borrowing is to be an ABR Borrowing, Term Benchmark Borrowing or, if applicable pursuant to Section 2.14, an RFR Borrowing, (v) in the case of a Term Benchmark Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”, and (vi) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06. If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Term Benchmark Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Applicable Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. SECTION 2.04 Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $3,000,000 (the “Swingline Sublimit”), (ii) the aggregate Revolving Exposures exceeding the aggregate Revolving Commitments or (iii) unless otherwise consented by the Swingline Lender in its sole discretion, the aggregate principal amount of outstanding Swingline Loans and Revolving Loans of such Swingline Lender, when aggregated with the LC Exposure of such Swingline Lender, exceeding the amount of such Person’s Revolving Commitment; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

73 (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request in writing, not later than 2:00 p.m., New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower maintained with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan. (c) The Swingline Lender may, and shall at least once every thirty (30) days, by written notice given to the Revolver Agent not later than 12:00 noon, New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Revolver Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Revolver Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Revolver Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Revolver Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Revolver Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Revolver Agent, any such amounts received by the Revolver Agent shall be promptly remitted by the Revolver Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Revolver Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

74 SECTION 2.05 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account (or for the account of any of its Subsidiaries so long as the Borrower is a co-applicant), in a form reasonably acceptable to the Revolver Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Revolver Agent (at least three (3) Business Days in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section 2.05), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the LC Exposure shall not exceed $30,000,000 (the “Letter of Credit Sublimit”), (ii) no Revolving Lender’s Revolving Exposure (together with such Revolving Lender’s LC Exposure and the obligations of such Revolving Lender with respect to outstanding Swingline Loans) shall exceed such Revolving Lender’s Revolving Commitment, (iii) unless otherwise consented by the Issuing Bank in its sole discretion, the aggregate principal amount of outstanding Swingline Loans and Revolving Loans of such Issuing Bank, when aggregated with the LC Exposure of such Issuing Bank, shall not exceed the amount of such Issuing Bank’s Revolving Commitment and (iv) unless otherwise consented by the Issuing Bank in its sole discretion, the LC Exposure attributable to Letters of Credit issued by such Issuing Bank shall not exceed such Issuing Bank’s Issuing Bank Sublimit. (i) An Issuing Bank shall not be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any law applicable to such Issuing Bank shall prohibit, or require that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such

75 Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense that was not applicable on the Effective Date and that such Issuing Bank in good faith deems material to it; or (B) the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date that is 12 months after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, 12 months after such renewal or extension) and (ii) the date that is five (5) Business Days prior to the Revolving Maturity Date (except to the extent cash collateralized or backstopped pursuant to arrangements reasonably acceptable to the Issuing Bank and the Revolver Agent). Any Letter of Credit may provide for automatic extension or renewal thereof for an additional period of up to 12 months (but in no event shall such period renew or extend beyond the date referred to in clause (ii)). (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in any such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under any such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Revolver Agent, for the account of the Issuing Bank, such Revolving Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section 2.05, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to assume and acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Revolver Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the Business Day immediately following the day that the Borrower receives notice of such LC Disbursement; provided that, if such LC Disbursement is not less than $100,000, the Borrower may, subject to the conditions to borrowing set forth herein, request (and, if the Borrower fails to reimburse such LC Disbursement when due, the Borrower shall be deemed to have requested) in accordance with Section 2.03 or 2.04 that such LC Disbursement be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan (and the time for reimbursement of such

76 LC Disbursement shall automatically be extended to the Business Day following such request or deemed request). If the Borrower fails to make such payment when due, the Revolver Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Revolver Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Revolving Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Revolver Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Revolver Agent of any payment from the Borrower pursuant to this paragraph, the Revolver Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Revolving Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. (f) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section 2.05 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.05, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. Neither the Revolver Agent, Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each

77 such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Revolver Agent and the Borrower in writing of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement in accordance with paragraph (e) of this Section 2.05. (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section 2.05, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section 2.05 to reimburse the Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment. (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Revolver Agent and the successor Issuing Bank. The Revolver Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of the Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Revolver Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, the Required Revolving Lenders) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall

78 deposit in an account with the Collateral Agent, in the name of the Collateral Agent and for the benefit of the Lenders, an amount in cash equal to 103% the LC Exposure as of such date plus any accrued and unpaid fees thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in paragraph (g) or (h) of Section 7.01. The Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.11(b) and Section 2.22. Each such deposit shall be held by the Collateral Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Collateral Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Revolver Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Revolver Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of the Required Revolving Lenders), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived. (k) Additional Issuing Banks. The Borrower may at any time, and from time to time, designate one or more additional Lenders to act as an issuing bank under this Agreement with the consent of the Revolver Agent (which consent shall not be unreasonably withheld) and such Lender. Any Lender designated as an issuing bank pursuant to this Section 2.05(k) shall be deemed to be and shall have all the rights and obligations of an “Issuing Bank” hereunder. (l) Existing Letters of Credit. On the Amendment No. 2 Effective Date, each Existing Letter of Credit shall be deemed to constitute a Letter of Credit issued under the Revolving Credit Facility consisting of the Revolving Credit Commitments established on the Amendment No. 2 Effective Date. SECTION 2.06 Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon (or, in the case of any requested same-day ABR Borrowing, 2:00 p.m.), New York City time, to the account of the Applicable Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Applicable Agent will make such Loans available to the Borrower by promptly crediting the amounts so received in like funds, to an account of the Borrower maintained with the Applicable Agent in New York City and designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Revolver Agent to the Issuing Bank.

79 (b) Unless the Applicable Agent shall have received notice from a Lender prior to the proposed Borrowing that such Lender will not make available to the Applicable Agent such Lender’s share of such Borrowing, the Applicable Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section 2.06 and may, in reliance upon such assumption and in its sole discretion, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Applicable Agent, then the applicable Lender and the Borrower severally agree to pay to the Applicable Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Applicable Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Applicable Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Applicable Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. SECTION 2.07 Interest Elections. (a) Each Revolving Borrowing and Term Loan Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Term Benchmark Borrowing, shall have an initial Interest Period as specified in such Borrowing Request or as designated by Section 2.03. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Term Benchmark Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.07. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section 2.07 shall not apply to Swingline Loans, which may not be converted or continued. (b) To make an election pursuant to this Section 2.07, the Borrower shall notify the Applicable Agent of such election in writing by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be signed by the Borrower and shall be irrevocable. (c) Each written Interest Election Request shall specify the following information in compliance with Section 2.02: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing), (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day,

80 (iii) whether the resulting Borrowing is to be an ABR Borrowing, Term Benchmark Borrowing or, if applicable pursuant to Section 2.14, an RFR Borrowing, and (iv) if the resulting Borrowing is a Term Benchmark Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.” If any such Interest Election Request requests a Term Benchmark Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. (d) Promptly following receipt of an Interest Election Request, the Applicable Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Term Benchmark Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. (f) Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Applicable Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing, no outstanding Borrowing may be converted to or continued as a Term Benchmark Borrowing in excess of one month. SECTION 2.08 Termination and Reduction of Commitments. (a) Unless previously terminated, (i) the Revolving Commitments shall terminate on the Revolving Maturity Date and, (ii) the Initial2025 Replacement Term A Loan Commitments shall terminate at 5:00 p.m., New York City time, on the ClosingAmendment No. 2 Effective Date. (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $100,000 and not less than $100,000, and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans and Swingline Loans and/or cash collateralization of outstanding Letters of Credit in a manner reasonably satisfactory to the applicable Issuing Bank and the Revolver Agent and in a face amount equal to 103% of the outstanding amount of the applicable LC Exposure in respect thereof, the aggregate Revolving Exposures would exceed the aggregate Revolving Commitments. (c) The Borrower shall notify the Applicable Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section 2.08 at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Applicable Agent shall advise

81 the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.08 shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, or the closing of a refinancing transaction, a sale of all or substantially all of the assets of the Borrower and its Subsidiaries or a Change of Control, in which case such notice may be revoked by the Borrower (by notice to the Applicable Agent) on or prior to the specified effective date if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class. SECTION 2.09 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Revolver Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10, and (iii) to the Revolver Agent the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least 2 Business Days after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans then outstanding. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) (1) The Administrative Agent shall maintain a Register in which it shall record (i) the amount of each Term Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Term Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Term Lenders and each Term Lender’s share thereof and (2) the Revolver Agent shall maintain a Register in which it shall record (i) the amount of each Revolving Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Revolving Lender hereunder and (iii) the amount of any sum received by the Revolver Agent hereunder for the account of the Revolving Lenders and each Revolving Lender’s share thereof. Without limitation of the foregoing, the Revolver Agent shall furnish to the Administrative Agent on a monthly basis, and at such other times as the Administrative Agent may request, a copy of the Register maintained by the Revolver Agent. (d) The entries made in the Register shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent or Revolver Agent to maintain accounts pursuant to paragraph (b) or

82 (c) of this Section 2.09 or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note (a “Note”). In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent and, in the case of Revolving Loans and Revolving Commitment, the Revolver Agent. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more Notes in such form payable to such payee and its registered assigns. SECTION 2.10 Amortization of Term Loans. (a) The Borrower shall repay Initial Term Loan Borrowings on each date (each such date, a “Term Loan Installment Date”) set forth below in the aggregate principal amount equal to the percentage set forth below of the aggregate outstanding principal amount of the Initial Term Loans on the ClosingAmendment No. 2 Effective Date (after giving effect to the Borrowing of the Initial Term Loans on the ClosingAmendment No. 2 Effective Date and to be adjusted for any voluntary and mandatory prepayments): Date Amount (Percent of Principal) September 30, 2021 1.25% December 31, 20215 1.25% March 31, 20226 1.25% June 30, 20226 1.25% September 30, 20226 1.25% December 31, 20226 1.25% March 31, 20237 1.25% June 30, 20237 1.25% September 30, 20237 1.25% December 31, 20237 1.25% March 31, 20248 1.25% June 30, 20248 1.25% September 30, 2024 1.25% December 31, 2024 1.25% March 31, 2025 1.25% June 30, 2025 1.25% September 30, 2025 1.25% December 31, 2025 1.25% Initial Term Loan Maturity Date Remaining outstanding aggregate principal amount of Initial Term Loans

83 (b) To the extent not previously paid, all Initial Term Loans shall be due and payable on the Term Loan Maturitymade on the Amendment No. 2 Effective Date shall be due and payable on the Initial Term Loan Maturity Date. As of the Amendment No. 2 Effective Date, all Initial Term Loans made prior to the Amendment No. 2 Effective Date were repaid with (i) the proceeds of the 2025 Replacement Term A Loans and (ii) the proceeds of certain Revolving Loans made on the Amendment No. 2 Effective Date. SECTION 2.11 Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing of any Class of Loans, in whole or in part, as selected by the Borrower in its sole discretion and subject to the requirements of this Section 2.11 and the payment of any premium as provided in Section 2.12. (b) In the event and on such occasion that the aggregate Revolving Exposures exceed the aggregate Revolving Commitments, the Borrower shall prepay Revolving Borrowings or Swingline Loans (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Collateral Agent pursuant to Section 2.05(j)) in an aggregate amount equal to such excess. (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of Holdings, the Borrower or any Restricted Subsidiary in respect of any Prepayment Event, the Borrower shall, promptly after such Net Proceeds are received by Holdings, the Borrower or such Restricted Subsidiary (and in any event not later than the fifth Business Day after such Net Proceeds are received), prepay Loans as provided in clause (e) of this Section 2.11 in an amount equal to 100% of such Net Proceeds (or, to the extent that, after giving effect to such transaction, the Total Net Leverage Ratio does not exceed 3.75:1.00 on a Pro Forma Basis as of such date, 0% of such Net Proceeds); provided that, in the case of any event described in clause (a) or (b) of the definition of the term “Prepayment Event”, if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower and the Restricted Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 540 days after receipt of such Net Proceeds or, in the case of a Prepayment Event arising from a disposition described in clause (r) of Section 6.05, 730 days after receipt of such Net Proceeds, to acquire or replace real property, equipment or other tangible assets (excluding inventory), or other Investment otherwise permitted hereunder, to be used in the business of the Borrower and the Restricted Subsidiaries (or, at the election of the Borrower, credit such Net Proceeds against amounts paid in respect of an acquisition or Investment consummated no more than 365 days prior to the receipt of such Net Proceeds), and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds specified in such certificate, except to the extent of any such Net Proceeds therefrom that have not been so applied or contractually committed in writing by the end of such 540-day period or 730-day period, as applicable (and, if so contractually committed in writing but not applied prior to the end of such 365-day period or 730-day period, as applicable, applied within 180 days of the end of such period), promptly after which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied.

84 (d) [Reserved] (e) All prepayments of the Loans required under clause (c) of this Section 2.11 (A) shall be applied first, to prepay the scheduled installments of principal on the Term Loans (pro rata between Initial Term Loans and Incremental Term Loans, if any (unless otherwise specified in the Additional Credit Extension Amendment governing such Incremental Term Loan) based on the outstanding principal balance of such Term Loans as of the date of prepayment) in direct order of maturity; second to the outstanding principal balance of the Revolving Loans, which shall not effect a permanent reduction to the Revolving Loan Commitment; and third to cash collateralize any outstanding Letters of Credit in an amount equal to 103% of the face amount of such outstanding Letters of Credit. Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall determine in accordance with the foregoing provisions of this Section 2.11 the Borrowing or Borrowings of each applicable Class to be prepaid and shall specify such determination in the notice of such prepayment pursuant to paragraph (f) of this Section 2.11. (f) The Borrower shall notify the Applicable Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) in writing of any prepayment hereunder (i) in the case of prepayment of (1) a Term Benchmark Borrowing, not later than 11:00 a.m., New York City time, three (3) Business Days before the date of prepayment or (2) an RFR Borrowing, not later than 11:00 a.m., New York City time, 5 Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, New York City time, one (1) Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 2:00 p.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid, the Class of Loans to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, (i) if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08 and (ii) otherwise, if a notice of prepayment is given under this Section 2.11, such notice of prepayment may be conditioned upon the effectiveness of other credit facilities or the closing of a refinancing transaction, a sale of all or substantially all of the assets of the Borrower and its Subsidiaries or a Change of Control and such notice of prepayment may be revoked if such condition is not satisfied. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Applicable Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans of each applicable Lender included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13 but shall in no event include premium or penalty; provided that in the event that the notice required by this clause (f) is not made within the required times with respect to any mandatory prepayments, such prepayment shall nevertheless be required to be made within the times set forth for such prepayment herein, and any such prepayment of Term Benchmark Loans

85 made without the required notice shall be required to be accompanied by additional amounts as set forth in Section 2.16. (g) Each Term Lender may reject all or a portion of its pro rata share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to clause (c) of this Section 2.11 (except in respect of mandatory prepayments made with Net Proceeds from any event described in clause (c) of the definition of the term “Prepayment Event”) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. one (1) Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory repayment of Term Loans to be rejected by such Lender. If a Lender of Term Loans fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of its Term Loans. Any Declined Proceeds shall be retained by the Borrower (such remaining Declined Proceeds, the “Borrower Retained Prepayment Amounts”). (h) Notwithstanding any other provisions of this Section 2.11, (i) to the extent that any of or all the Net Proceeds of any disposition by a Foreign Subsidiary (“Foreign Disposition”), the Net Proceeds of any casualty event from a Foreign Subsidiary (a “Foreign Casualty Event”) attributable to Foreign Subsidiaries are prohibited or delayed by (x) applicable local law or (y) material constituent document restrictions (including as a result of minority ownership) and other restriction in material agreements, from being repatriated to the United States, the portion of such Net Proceeds so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.11 but may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law will not permit repatriation to the United States (the Borrower hereby agreeing to undertake to use commercially reasonable efforts to overcome or eliminate any such restriction (subject to the considerations above and as determined in the Borrower’s reasonable business judgment) to make the relevant prepayment), and once such repatriation of any of such affected Net Proceeds is permitted under the applicable local law, such repatriation will be promptly effected and an amount equal to such repatriated Net Proceeds will be promptly (and in any event not later than five (5) Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Term Loans pursuant to this Section 2.11 to the extent provided herein and (ii) to the extent that the repatriation of any of or all the Net Proceeds of any Foreign Disposition or any Foreign Casualty Event attributable to Foreign Subsidiaries would have material adverse tax consequences (as reasonably determined in good faith by the Borrower) with respect to such Net Proceeds, such Net Proceeds so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.11 but may be retained by the applicable Foreign Subsidiary. (i) In addition to any prepayment of Term Loans pursuant to Section 2.11(a), Holdings, the Borrower or any Subsidiary of the Borrower may at any time, pursuant to a bid made in the open market to all Lenders through the Administrative Agent pursuant to procedures reasonably acceptable to the Administrative Agent, prepay Term Loans of any Class of any Lender

86 so long as (w) immediately prior to and after giving effect to any such prepayment pursuant to this Section 2.11(i), no Event of Default has occurred and is continuing, (x) no proceeds of Swingline Loans or Revolving Loans are utilized to fund any such prepayment, and (y) Holdings, the Borrower or such Subsidiary, as applicable, and each Lender whose Term Loans are to be prepaid pursuant to this Section 2.11(i) execute and deliver to the Administrative Agent an instrument identifying the amount of Term Loans of each Class of each such Lender to be so prepaid, the date of such prepayment and the prepayment price therefor. The principal amount of any Term Loans of any Class prepaid pursuant to this paragraph (i) shall reduce remaining scheduled amortization for such Class of Term Loans on a pro rata basis. SECTION 2.12 Fees. (a) The Borrower agrees to pay to the Revolver Agent for the account of each Lender a commitment fee, which shall accrue at a rate per annum equal to the Applicable Rate with respect thereto on the average daily unused amount of each Revolving Commitment of such Lender during the period from and including the Closing Date to but excluding the date on which the aggregate Revolving Commitments terminate. Accrued commitment fees shall be payable (x) quarterly in arrears in respect of the Revolving Commitments on the date that is the 15th day following the last Business Day of each March, June, September and December of each year and(for the three-month period (or portion thereof) ended on such last Business Day for which no payment has been received), commencing with the last Business Day of the first calendar quarter of Holdings ending after the Amendment No. 2 Effective Date and (y) on the date on which the Revolving Commitments terminate. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose). (b) The Borrower agrees to pay (i) to the Revolver Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Term Benchmark Revolving Loans (as such Applicable Rate may be increased pursuant to Section 2.13(dc)) on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the date of issuance of any Letter of Credit to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at a rate equal to 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Closing Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees shall be payable on the last Business Day of March, June, September and December of each year, commencing on the first such date to

87 occur after the Closing Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (c) [Reserved]. (d) The Borrower agrees to pay to the Administrative Agent, the Revolver Agent, the Joint Lead Arrangers and the Lenders signatory to the Fee Letter, as applicable, fees in the amount and at the times separately agreed upon between the Borrower, the Administrative Agent, the Revolver Agent, the Joint Lead Arrangers and the Lenders signatory to the Fee Letter in the Fee Letter. (e) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent in the Fee Letter. (f) The Borrower agrees to pay to the Administrative Agent, the Revolver Agent and the Joint Lead Arrangers, as applicable, fees in the amount and at the times separately agreed upon between the Borrower, the Administrative Agent, the Revolver Agent and the Joint Lead Arrangers in the Fee Letter. (g) The Borrower agrees to pay to the Administrative Agent, the Revolver Agent, the Joint Lead Arrangers and the Lenders signatory to the Fee Letter, as applicable, fees in the amount and at the times separately agreed upon between the Borrower, the Administrative Agent, the Revolver Agent, the Joint Lead Arrangers and the Lenders signatory to the Fee Letter in the Fee Letter. (h) If the Borrower or any of its Affiliates pays the Term Loans in any amount and for any reason, no prepayment premium shall apply. (i) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Applicable Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances. SECTION 2.13 Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

88 (b) The Loans comprising each Term Benchmark Borrowing shall bear interest at the Adjusted Term SOFR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. (c) Each RFR Loan shall bear interest at a rate per annum equal to the Adjusted Daily Simple SOFR plus the Applicable Rate. (d) Notwithstanding the foregoing, (i) automatically upon the occurrence and during the continuance of a Specified Default, or (ii) at the election of the Required Lenders upon the occurrence and during the continuance any other Event of Default, the Borrower shall pay interest on overdue amounts hereunder at a fluctuating interest rate at all times equal to 2.00% per annum over the Applicable Rate (but not with respect to any commitment fee set forth therein) to the fullest extent permitted by applicable laws. In the case of clause (ii) above, in the case of any Event of Default resulting from the failure to observe or perform the Financial Covenant, such election may not be made prior to the expiration of the Borrower’s Cure Right with respect to such Financial Covenant Event of Default. (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section 2.13 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted Term SOFR Rate, Term SOFR Rate, Adjusted Daily Simple SOFR or Daily Simple SOFR shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. SECTION 2.14 Alternate Rate of Interest; Illegality. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.14, if: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate (including because the Term SOFR Reference Rate is not available or published on a current basis), for such Interest Period or (B) at any

89 time, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple SOFR; or (ii) the Administrative Agent is advised by the Required Lenders that (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period or (B) at any time, Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing; then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Borrowing if the Adjusted Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other Types of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.14(a) with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.08 or a new Borrowing Request in accordance with the terms of Section 2.03, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not also the subject of Section 2.14(a)(i) or (ii) above or (y) an ABR Loan if the Adjusted Daily Simple SOFR also is the subject of Section 2.14(a)(i) or (ii) above, on such day, and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan. (b) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this Error! Reference source not found.), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and

90 under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders of each affected Class. (c) Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent, in consultation with the Borrower, will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.14. (e) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark

91 Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Term Benchmark Borrowing into a request for a Borrowing of or conversion to (A) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term Benchmark Loan or RFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.14, (1) any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing so long as the Adjusted Daily Simple SOFR is not the subject of a Benchmark Transition Event or (y) an ABR Loan if the Adjusted Daily Simple SOFR is the subject of a Benchmark Transition Event, on such day and (2) any RFR Loan shall on and from such day be converted by the Administrative Agent to, and shall constitute an ABR Loan. SECTION 2.15 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Term SOFR Rate) or the Issuing Bank, (ii) subject the Administrative Agent, the Revolver Agent, any Lender or the Issuing Bank to any Taxes (other than (A) Indemnified Taxes or Other Taxes, or (B) Excluded Taxes) on its loans, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, or (iii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Term Benchmark Loans made by such Lender or any Letter of Credit or participation therein, and the result of any of the foregoing shall be to increase the cost to such Lender or Issuing Bank of making or maintaining any Term Benchmark Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in,

92 issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by the Administrative Agent, the Revolver Agent, such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to the Administrative Agent, the Revolver Agent, such Lender or the Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as applicable, for such additional costs incurred or reduction suffered. (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered. (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section 2.15 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as applicable, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section 2.15 shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section 2.15 for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as applicable, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.16 Break Funding Payments. In the event of (a) the payment of any principal of any Term Benchmark Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Term Benchmark Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(f) and is revoked in accordance therewith), or (d) the assignment of any Term Benchmark Loan other than on the last day of the Interest Period applicable thereto as a result of a request by

93 the Borrower pursuant to Section 2.19, then, in any such event, the Borrower shall compensate each Lender for the actual out-of-pocket loss, actual cost and/or actual expense (including any actual loss, cost and expense incurred by reason of the liquidation or reemployment of deposits), in each case attributable to such event (but, in each case, excluding loss of anticipated profit). A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. Notwithstanding the foregoing, no additional amounts shall be due and payable pursuant to this Section 2.16 to the extent that on the relevant due date the Borrower deposits in a Prepayment Account an amount equal to any payment of Term Benchmark Loans otherwise required to be made on a date that is not the last day of the applicable Interest Period; provided that on the last day of the applicable Interest Period, the Applicable Agent shall be authorized, without any further action by or notice to or from the Borrower or any other Loan Party, to apply such amount to the prepayment of such Term Benchmark Loans. For purposes of this Agreement, the term “Prepayment Account” means a non-interest bearing account established by the Borrower with the Applicable Agent and over which the Applicable Agent shall have exclusive dominion and control, including the right of withdrawal for application in accordance with this Section 2.16. SECTION 2.17SECTION 2.16 [Reserved]. SECTION 2.18SECTION 2.17 Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made without deduction or withholding for any Taxes, except to the extent required by applicable law. If any applicable law requires the deduction or withholding of any Tax from any such payment, then (i) the applicable withholding agent shall be entitled to make such deduction or withholding and shall pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law, and (ii) to the extent such Tax is an Indemnified Tax or Other Tax, the sum payable by the applicable Loan Party shall be increased as necessary so that after making all required deductions and withholdings for Indemnified Taxes or Other Taxes (including deductions or withholdings applicable to additional sums payable under this Section 2.17), the Lender (or, in the case of any amount received by the Administrative Agent or the Revolver Agent for its own account, the Administrative Agent or Revolver Agent, as applicable) receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Without duplication of other amounts payable by the Borrower under this Section 2.17, the Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) Without duplication of amounts payable by the Borrower under Section 2.17, the Borrower shall indemnify the Administrative Agent, the Revolver Agent and each Lender, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes on or with respect to any payment by or on account of any obligation of the Borrower hereunder

94 or under any other Loan Document, or Other Taxes payable or paid by the Administrative Agent, the Revolver Agent or such Lender, as applicable, (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17), and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent or Revolver Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Notwithstanding anything to the contrary contained in this Section 2.17(c), the Borrower shall not be required to indemnify the Administrative Agent, the Revolver Agent or any Lender pursuant to this Section 2.17(c) for any amount to the extent the Administrative Agent, the Revolver Agent or such Lender fails to notify the Borrower of such possible indemnification claim within 270 days after the Administrative Agent, the Revolver Agent or such Lender receives written notice from the applicable taxing authority of the specific tax assessment giving rise to such indemnification claim. (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Loan Party to a Governmental Authority pursuant to this Section 2.17, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, if any, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments under any Loan Document shall deliver to the Borrower and the Applicable Agent, on or prior to the Closing Date in the case of each Foreign Lender that is a signatory hereto, and on the date of assignment pursuant to which it becomes a Lender in the case of each other Lender and from time to time thereafter as reasonably requested by either of the Borrower or the Applicable Agent, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower or the Applicable Agent as will permit such payments to be made without withholding or at a reduced rate. Each Lender shall, whenever a lapse in time or change in circumstances renders such documentation (including any specific documentation required below in this Section 2.17(e)) obsolete, expired or inaccurate in any material respect, deliver promptly to the Borrower and the Applicable Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Applicable Agent) or promptly notify the Borrower and the Applicable Agent in writing of its inability to do so. (i) Without limiting the generality of the foregoing: (A) each Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower and the Applicable Agent (and from time to time thereafter upon the reasonable request of the Borrower or the Applicable Agent) two duly completed and executed copies of IRS Form W-9, certifying that such Lender is exempt from U.S. federal backup withholding Tax,

95 (B) each Foreign Lender shall deliver to the Borrower and the Applicable Agent (and from time to time thereafter upon the reasonable request of the Borrower or the Applicable Agent) two (2) duly signed and properly completed copies of whichever of the following is applicable: (1) IRS Form W-8BEN or W-8BEN-E, as applicable, claiming eligibility for benefits under an income tax treaty to which the United States is a party, (2) IRS Form W-8ECI, (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit K-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) IRS Form W-8BEN or W-8BEN-E, as applicable, or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W- 8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-2 or Exhibit K-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-4 on behalf of each such direct and indirect partner; (5) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Applicable Agent to determine the withholding or deduction required to be made; and (C) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Applicable Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Applicable Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such

96 additional documentation reasonably requested by the Borrower or the Applicable Agent as may be necessary for the Borrower and the Applicable Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (ii) Notwithstanding any other provision of this Section 2.17(e), a Lender shall not be required to deliver any form or other documentation that such Lender is not legally eligible to deliver. (iii) Each Lender hereby authorizes the Applicable Agent to deliver to the Loan Parties and to any successor of such Applicable Agent any documentation provided by such Lender pursuant to this Section 2.17(e). Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification, provide such successor form, or promptly notify the Borrower and the Applicable Agent in writing of its legal inability to do so. (f) On or before the date the Applicable Agent becomes a party to this Agreement, the Applicable Agent (as well as any Person receiving any payment on behalf of the Applicable Agent) shall provide to the Borrower, two (2) duly signed and properly completed copies of (i) IRS Form W-9, or (ii) a U.S. branch withholding certificate on IRS Form W-8IMY evidencing its agreement with the Borrower to be treated as a “United States person” within the meaning of Section 7701(a)(30) of the Code with respect to amounts received on account of any Lender, and IRS Form W-8ECI (with respect to amounts received on its own account). At any time thereafter, the Applicable Agent shall provide updated documentation previously provided (or a successor form thereto) when any documentation previously delivered has expired or become obsolete or invalid or otherwise upon the reasonable request of the Borrower. (g) If the Administrative Agent, the Revolver Agent or a Lender determines, in its sole discretion exercised in good faith, that it has received a refund (whether in cash or by offset against Taxes otherwise due) of any Taxes as to which it has been indemnified (including by the payment of additional amounts) pursuant to this Section 2.17, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of the Administrative Agent, the Revolver Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent, the Revolver Agent or such Lender, agrees to repay the amount paid over to the Borrower pursuant to this Section 2.17(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, the Revolver Agent or such Lender in the event the Administrative Agent, the Revolver Agent or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this

97 Section 2.17(g), in no event will the Administrative Agent, the Revolver Agent or any Lender be required to pay any amount to the Borrower or any other Loan Party pursuant to this Section 2.17(g) to the extent that such payment would place the Administrative Agent, the Revolver Agent or such Lender, as applicable, in a less favorable net after-Tax position than the Administrative Agent, the Revolver Agent or such Lender, as applicable would have been in if the Tax subject to the indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Section 2.17 shall not be construed to require the Administrative Agent, the Revolver Agent or any Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person. (h) For purposes of this Section 2.17, the term “Lender” includes any Swingline Lender and any Issuing Bank. SECTION 2.19SECTION 2.18 Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) at or prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 3:00 p.m., New York City time), on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Applicable Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Applicable Agent at its offices at 383 Madison Avenue, New York, New York (or such other office as from time to time the Applicable Agent shall designate by notice to the Borrower), except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Applicable Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars. (b) If at any time insufficient funds are received by and available to the Applicable Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

98 (c) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise except as expressly provided in this Agreement, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by Holdings, the Borrower or any Subsidiary pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements (but excluding, for the avoidance of doubt, prepayments pursuant to Section 2.11(i)) to any assignee or participant, other than to the Borrower or any Subsidiary (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (d) Unless the Applicable Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Applicable Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Applicable Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption and in its sole discretion, distribute to the Lenders or the Issuing Bank, as applicable, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as applicable, severally agrees to repay to the Applicable Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Applicable Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Applicable Agent in accordance with banking industry rules on interbank compensation. (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.06(a), 2.18(d) or 9.03(c), then the Applicable Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Applicable Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid. If any Revolving Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(a), 2.18(d) or 9.03(c), then the Revolver Agent may, in its discretion and notwithstanding any contrary

99 provision hereof, (i) apply any amounts thereafter received by the Revolver Agent for the account of such Revolving Lender and for the benefit of the Revolver Agent, the Swingline Lender or the Issuing Bank to satisfy such Revolving Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated non-interest bearing account as cash collateral for, and application to, any future funding obligations of such Revolving Lender under such Sections, in the case of each of (i) and (ii) above, in any order as determined by the Revolver Agent in its discretion. (f) Notwithstanding any contrary provision set forth herein or in any other Loan Document, all payments made by Loans Parties to Administrative Agent, Revolver Agent or Collateral Agent after any or all of the Obligations under the Loan Documents have been accelerated (so long as such acceleration has not been rescinded) or have otherwise matured, including proceeds of Collateral, shall be applied as follows: first, to payment of costs, expenses and indemnities, of Administrative Agent, Collateral Agent and Revolver Agent payable or reimbursable by the Loan Parties under the Loan Documents; second, to payment of attorney costs of the Lenders and Issuing Banks payable or reimbursable by the Loan Parties under this Agreement; third, to payment of all accrued unpaid interest on the Loans, Letters of Credit and fees owed to the Lenders and Issuing Banks (whether or not accruing after the filing of any case under the Bankruptcy Code with respect to any Obligations and whether or not a claim for such post-filing or post-petition interest, fees, and charges is allowed or allowable in any such proceeding); fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and Letters of Credit (including to cash collateralize that portion of LC Exposure comprised of the aggregate undrawn amount of Letters of Credit), the Obligations under Secured Hedge Agreements and Cash Management Obligations under Cash Management Agreements; fifth, to the payment of all other Obligations owing to the Administrative Agent and the other Secured Parties then due and payable; and sixth, any remainder shall be for the account of and paid to whoever may be lawfully entitled thereto. In carrying out the foregoing, (i) amounts received shall be applied to each category in the numerical order provided until exhausted prior to the application to the immediately succeeding category, (ii) each of the Lenders or other Persons entitled to payment shall receive an amount equal to its pro rata share of amounts available to be applied pursuant to clauses third, fourth, and fifth above and (iii) no payments by a Guarantor and no proceeds of Collateral of a Guarantor shall be applied to Obligations, the guaranty of which by such Guarantor would constitute an Excluded Swap Obligation.

100 SECTION 2.20SECTION 2.19 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if any Loan Party is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as applicable, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If any Lender is affected in the manner described in Section 2.14(b) and as a result thereof any of the actions described in such Section is required to be taken, or if any Lender requests compensation under Section 2.15, or if any Loan Party is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Applicable Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Applicable Agent, which consent shall not unreasonably be withheld or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. SECTION 2.21SECTION 2.20 Incremental Extensions of Credit. (a) At any time or from time to time after the Closing Date, the Borrower may by written notice to the Administrative Agent, elect to request (i) one or more increases to the existing Revolving Credit Commitments which may be under a new revolving credit facility or may be part of an existing Class of Revolving Credit Commitments (any such increase, the “Incremental Revolving Credit Commitments”); or (ii) prior to the Latest Maturity Date, the establishment of one or more new term loan commitments which may be under a new term facility or may be part of an existing Class of Term Commitments (the “Incremental Term Commitments”, and together with the Incremental Revolving Credit Commitments, the “Incremental Facilities”).

101 The aggregate amount of all such Incremental Facilities shall not exceed the sum of (A) the greater of (x) $12550,000,000 and (y) 1500% of Consolidated EBITDA as of the last day of the most recently ended four fiscal quarter period for which financial statements are available, plus (B) an additional amount such that, in the case of this clause (B) only, after giving Pro Forma Effect thereto (including the use of proceeds thereof and other customary events and assuming that any Incremental Revolving Credit Commitments established at such time are fully funded), (x) if such Incremental Facility is secured on a “first lien” basis pari passu with the Liens on Collateral securing the Obligations, the First Lien Net Leverage Ratio shall be no greater than 3.00:1.00 (the “First Lien Incremental Test Ratio”), (y) if such Facility Increase is secured on a junior lien basis to the Liens on Collateral securing the Obligations, the Senior Secured Net Leverage Ratio shall be no greater than 4.25:1.00 (the “Junior Lien Incremental Test Ratio”), and (z) if such Facility Increase is unsecured, the Total Net Leverage Ratio shall be no greater 4.25:1.00 (the “Unsecured Incremental Test Ratio” and, together with the First Lien Incremental Test Ratio and the Junior Lien Incremental Test Ratio, the “Incremental Test Ratios”); provided, that for purposes of such calculation of the First Lien Net Leverage Ratio, Senior Secured Net Leverage Ratio and Total Net Leverage Ratio, as applicable, (A) the proceeds of the applicable Facility Increase shall not be included in the determination of unrestricted cash and Permitted Investments netted for the purposes of determining the applicable Incremental Test Ratio and (B) such ratio shall be calculated as of the last day of the most recently ended Test Period (in each case, excluding cash proceeds of such Incremental Facilities from any unrestricted cash permitted to be netted in the calculation of such ratio), plus (C) to the extent not financed with long-term indebtedness, an amount equal to all voluntary prepayments of the Term Loans, any Incremental Loans and, to the extent accompanied by a permanent reduction of the Revolving Credit Commitments, voluntary prepayments of the Revolving Credit Loans (it being understood that, unless the Borrower otherwise elects in writing to the Administrative Agent, (I) Borrower shall be deemed to have utilized amounts under clause (B) (to the extent compliant therewith) prior to utilization of amounts under clause (A) or (C), (II) loans may be incurred under clauses (A), (B) and (C) above, and proceeds from any such incurrence under each of clauses (A), (B) and (C) above, may be utilized in a single transaction by first calculating the incurrence under clause (B) above and then calculating the incurrence under clause (A) and/or (C) above, together with any other fixed dollar basket set forth herein) and (III) the Administrative Borrower may reclassify utilizations among clauses (A), (B) and (C) above if, at the time of such reclassification, the Borrower would be permitted to incur the aggregate principal amount of Indebtedness being so reclassified (it being understood and agreed that such reclassification shall be automatic if at the end of any fiscal quarter such reclassification would then be permitted); provided, that in no event shall the aggregate amount of Incremental Revolving Credit Commitments incurred in reliance upon clauses (A) or (B) above exceed $50,000,000. (b) On the applicable date (each, an “Incremental Facility Closing Date”) specified in the applicable Additional Credit Extension Amendment, subject to the satisfaction of the terms and conditions in this Section 2.20 and in the applicable Additional Credit Extension Amendment, (i) (A) each Incremental Term Lender of such Class shall make a Loan to the Borrower (an “Incremental Term Loan”) in an amount equal to its Incremental Term Commitment of such Class and (B) each Incremental Term Lender of such Class shall become a Lender hereunder with respect to the Incremental Term Commitment of such Class and the Incremental

102 Term Loans of such Class made pursuant thereto and (ii) (A) each Incremental Revolving Lender of such Class shall make its Commitment available to the Borrower (when borrowed, an “Incremental Revolving Loan” and collectively with any Incremental Term Loan, “Incremental Extensions of Credit”) in an amount equal to its Incremental Revolving Commitment of such Class and (B) each Incremental Revolving Lender of such Class shall become a Lender hereunder with respect to the Incremental Revolving Commitment of such Class and the Incremental Revolving Loans of such Class made pursuant thereto. (c) Each Incremental Loan Request from the Borrower pursuant to this Section 2.20 shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans or Incremental Revolving Commitments. Incremental Term Loans may be made, and Incremental Revolving Commitments may be provided, by any existing Lender (but no existing Lender will have an obligation to make any Incremental Commitment) or by any Additional Lender (each such existing Lender or Additional Lender providing such Commitment or Loan, an “Incremental Revolving Lender” or “Incremental Term Lender”, as applicable, and, collectively, the “Incremental Lenders”); provided that the Applicable Agent, the Swingline Lender and each Issuing Bank shall have consented (not to be unreasonably withheld or delayed) to such Additional Lender’s providing such Incremental Revolving Commitments, to the extent such consent, if any, would be required under Section 9.04(b) for an assignment of Revolving Commitments, as applicable, to such Lender or Additional Lender. (d) The effectiveness of any Additional Credit Extension Amendment pursuant to this Section 2.20, and the Incremental Commitments thereunder, shall be subject to the satisfaction on the applicable date specified therein (the “Incremental Amendment Date”) of each of the following conditions, together with any other conditions set forth in the applicable Additional Credit Extension Amendment: (i) after giving effect to such Incremental Commitments, the conditions of Section 4.02 shall be satisfied; provided, that, in connection with any Incremental Commitment, which is being used to finance a Limited Condition Transaction, the Incremental Lenders party to such Additional Credit Extension Amendment shall be permitted to waive or limit (or not require the satisfaction of) in full or in part any of the conditions set forth in Section 4.02(a) without the consent of the existing Lenders, (ii) each Incremental Term Commitment shall be in an aggregate principal amount that is not less than $1,000,000 and shall be in an increment of $500,000 (provided that such amount may be less than $1,000,000 if such amount represents all remaining availability under the limit set forth in Section 2.20(d)(iii)) and each Incremental Revolving Commitment shall be in an aggregate principal amount that is not less than $1,000,000 and shall be in an increment of $500,000 (provided that such amount may be less than $1,000,000 if such amount represents all remaining availability under the limit set forth in Section 2.20(d)(iii)), (iii) [reserved], and

103 (iv) to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (A) customary legal opinions, board resolutions and officers’ certificates (including solvency certificates) consistent (and in no event more extensive) with those delivered on the Closing Date (conformed as appropriate) other than changes to such legal opinions resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (B) reaffirmation agreements and/or such amendments to the Security Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Incremental Lenders are provided with the benefit of the applicable Loan Documents. (e) The terms, provisions and documentation of the Incremental Term Loans and Incremental Term Commitments or the Incremental Revolving Loans and Incremental Revolving Commitments, as the case may be, of any Class shall be as agreed between the Borrower and the applicable Incremental Lenders providing such Incremental Commitments, and except as otherwise set forth herein, to the extent not identical to any Class of Term Loans or Revolving Commitments, as applicable, each existing on the Incremental Facility Closing Date, shall be consistent with clauses (i) through (iii) below, as applicable, or otherwise reasonably satisfactory to the Applicable Agent(except for covenants or other provisions (a) conformed (or added) in the Loan Documents pursuant to the related Additional Credit Extension Amendment, (x) in the case of any Class of Incremental Term Loans and Incremental Term Commitments, for the benefit of the Term Lenders and (y) in the case of any Class of Incremental Revolving Loans and Incremental Revolving Commitments, for the benefit of the Revolving Lenders or (b) applicable only to periods after the Latest Maturity Date as of the Incremental Amendment Date); provided that in the case of a Term Loan Increase or a Revolving Commitment Increase, the terms, provisions and documentation (other than the Additional Credit Extension Amendment evidencing such increase) of such Term Loan Increase or a Revolving Commitment Increase shall be identical (other than with respect to upfront fees, OID or similar fees, it being understood that, if required to consummate such Term Loan Increase or Revolving Commitment Increase transaction, the interest rate margins and rate floors may be increased, any call protection provision may be made more favorable to the applicable existing Lenders and additional upfront or similar fees may be payable to the lenders providing the Term Loan Increases or Revolving Commitment Increases, as applicable) to the applicable Term Loans or Revolving Commitments being increased, in each case, as existing on the Incremental Facility Closing Date. In connection with any Incremental Term Loans that constitute part of the same Class as the Initial Term Loans, the Borrower and the Administrative Agent shall be permitted to adjust the rate of prepayment in respect of such Class such that the Term Lenders holding Initial Term Loans comprising part of such Class continue to receive a payment that is not less than the same Dollar amount that such Term Lenders would have received absent the incurrence of such Incremental Term Loans. In any event: (i) the Incremental Term Loans: (A) (A) (I) shall rank pari passu or junior in right of payment with the Obligations and (II) shall either be secured by the Collateral or unsecured and, if so secured shall rank pari passu or junior in right of security with the Obligations

104 (and, subject to a subordination agreement (if subject to payment subordination), or (if subject to lien subordination) a Junior Lien Intercreditor Agreement), (B) (B) as of the Incremental Amendment Date, shall not have a final scheduled maturity date earlier than the Initial Term Loan Maturity Date, (C) (C) as of the Incremental Amendment Date, shall have a Weighted Average Life to Maturity not shorter than the remaining Weighted Average Life to Maturity of the Initial Term Loans, (D) (D) shall have an Applicable Rate, and subject to clauses (e)(i)(B) and (e)(i)(C) above, amortization determined by the Borrower and the applicable Incremental Term Lenders; provided the Applicable Rate and amortization for a Term Loan Increase shall be (x) the Applicable Rate and amortization for the Class being increased or (y) in the case of the Applicable Rate, higher than the Applicable Rate for the Class being increased as long as the Applicable Rate for the Class being increased shall be automatically increased as and to the extent necessary to eliminate such deficiency, (E) (E) shall have fees determined by the Borrower and the applicable arrangers for such Incremental Term Loan, and (F) (F) may participate (I) in any voluntary prepayments of any Class of Term Loans hereunder, in whole or in part, as selected by the Borrower in its sole discretion and subject to the requirements of Section 2.11 and (II) on a pro rata basis or less than pro rata basis (but not on a greater than pro rata basis (except for prepayments with Net Proceeds from any event described in clause (c) of the definition of the term “Prepayment Event”)) in any mandatory prepayments of Term Loans hereunder. (ii) the Incremental Revolving Commitments and Incremental Revolving Loans: (A) (A) (I) shall rank pari passu or junior in right of payment with the Obligations and (II) shall either be secured by the Collateral or unsecured and, if so secured, shall rank pari passu or junior in right of security with the Obligations, (B) (B) (I) shall not have a final scheduled maturity date or commitment reduction date earlier than the Revolving Maturity Date and (II) shall not have any scheduled amortization or mandatory commitment reduction prior to the Revolving Maturity Date, (C) (C) shall provide that the borrowing and repayment (except for (1) payments of interest and fees at different rates on Incremental Revolving Commitments (and related outstandings), (2) repayments required upon the

105 Maturity Date of the Incremental Revolving Commitments and (3) repayment made in connection with a permanent repayment and termination of commitments (in accordance with clause (E) below)) of Loans with respect to Incremental Revolving Commitments after the associated Incremental Facility Closing Date shall be made on a pro rata basis or less than a pro rata basis (but not greater than a pro rata basis) with all Revolving Commitments then existing on the Incremental Facility Closing Date, (D) (D) may be elected to be included as additional participations under the Additional Credit Extension Amendment, subject to (other than in the case of a Revolving Commitment Increase) the consent of the Swingline Lender and the Issuing Bank, in which case, on the Incremental Amendment Date all Swingline Loans and Letters of Credit shall be participated on a pro rata basis by all Revolving Lenders in accordance with their percentage of the Revolving Commitments existing after giving effect to such Additional Credit Extension Amendment; provided, such election may be made conditional upon the maturity of one or more other Revolving Commitments; provided, further, that in connection with such election the Swingline Lender or the Issuing Bank may, in its sole discretion and with the consent of the Revolver Agent (not to be unreasonably withheld or delayed), agree in the applicable Additional Credit Extension Amendment to increase the Swingline Sublimit or the Letter of Credit Sublimit so long as such increase does not exceed the amount of the additional Incremental Revolving Commitments, (E) (E) may provide that the permanent repayment of Revolving Loans with respect to, and termination of, Incremental Revolving Commitments after the associated Incremental Facility Closing Date be made on a pro rata basis or less than pro rata basis with all other Revolving Commitments, (F) (F) shall provide that assignments and participations of Incremental Revolving Commitments and Incremental Revolving Loans shall be governed by the same assignment and participation provisions applicable to Revolving Commitments and Revolving Loans then existing on the Incremental Facility Closing Date, (G) (G) shall have an Applicable Rate determined by the Borrower and the applicable Incremental Revolving Lenders; provided the Applicable Rate for a Revolving Commitment Increase shall be (x) the Applicable Rate for the Class being increased or (y) higher than the Applicable Rate for the Class being increased as long as the Applicable Rate for the Class being increased shall be automatically increased as and to the extent necessary to eliminate such deficiency, and (H) (H) shall have fees determined by the Borrower and the applicable arrangers of the Incremental Revolving Commitment,

106 (iii) the Yield applicable to the Incremental Term Loans or Incremental Revolving Loans of each Class shall be determined by the Borrower and the applicable Incremental Lenders and shall be set forth in each applicable Additional Credit Extension Amendment. (f) Commitments in respect of Incremental Term Loans and Incremental Revolving Commitments shall become additional Commitments pursuant to an Additional Credit Extension Amendment, executed by the Borrower, each Incremental Lender providing such Commitments, the Applicable Agent and, for purposes of any election and/or increase to the Swingline Sublimit or the Letter of Credit Sublimit pursuant to Section 2.20(e)(ii)(D), the Swingline Lender, the Revolver Agent and each Issuing Bank. The Additional Credit Extension Amendment may, without the consent of any other Loan Party, Agent or Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Applicable Agent and the Borrower, to effect the provisions of this Section 2.20, including amendments as deemed necessary by the Applicable Agent in its reasonable judgment to effect any lien or payment subordination and associated rights of the applicable Lenders to the extent any Incremental Extensions of Credit are to rank junior in right of security or payment or to address technical issues relating to funding and payments. The Borrower will use the proceeds of the Incremental Term Loans and Incremental Revolving Commitments for any purpose not prohibited by this Agreement. (g) Upon any Incremental Amendment Date on which Incremental Revolving Commitments are effected through a Revolving Commitment Increase pursuant to this Section 2.20, (a) each of the existing Revolving Lenders shall assign to each of the Incremental Revolving Lenders, and each of the Incremental Revolving Lenders shall purchase from each of the existing Revolving Lenders, at the principal amount thereof, such interests in the Incremental Revolving Loans outstanding on such Incremental Amendment Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans will be held by existing Revolving Lenders and Incremental Revolving Lenders ratably in accordance with their Revolving Commitments after giving effect to the addition of such Incremental Revolving Commitments to the existing Revolving Commitments, (b) each Incremental Revolving Commitment shall be deemed for all purposes a Revolving Commitment and each Loan made thereunder shall be deemed, for all purposes, a Revolving Loan and (c) each Incremental Revolving Lender shall become a Lender with respect to the Incremental Revolving Commitments and all matters relating thereto. The Administrative Agent, the Revolver Agent and the Lenders hereby agree that the minimum borrowing and prepayment requirements in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. (h) The Incremental Term Loans made under each Term Loan Increase shall be made by the applicable Lenders participating therein pursuant to the procedures set forth in Section 2.01 and 2.02 (as may be conformed as necessary or appropriate as reasonably determined by the Administrative Agent) and on the date of the making of such Incremental Term Loans, and notwithstanding anything to the contrary set forth in Section 2.01 and 2.02, such Incremental Term Loans shall be added to (and form part of) each Borrowing of outstanding Term Loans under the applicable Class of Term Loans on a pro rata basis (based on the relative sizes of the various

107 outstanding Borrowings), so that each Lender under such Class will participate proportionately in each then outstanding Borrowing of Term Loans of such Class. (i) This Section 2.20 shall supersede any provisions in Sections 2.18 or 9.02 to the contrary. SECTION 2.22SECTION 2.21 Extended Term Loans and Extended Revolving Commitments. (a) The Borrower may at any time and from time to time request that all or a portion of the Term Loans of any Class (an “Existing Term Loan Class”) be amended to extend the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of such Term Loans (any such Term Loans which have been so converted, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.21. In order to establish any Extended Term Loans, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the Existing Term Loan Class) (an “Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which shall be consistent with the Term Loans under the Existing Term Loan Class from which such Extended Term Loans are to be converted except that: (i) all or any of the scheduled amortization payments of principal of the Extended Term Loans may be delayed to later dates than the scheduled amortization payments of principal of the Term Loans of such Existing Term Loan Class to the extent provided in the applicable Additional Credit Extension Amendment, (ii) the Yield with respect to the Extended Term Loans (whether in the form of interest rate margin, upfront fees, original issue discount or otherwise) may be different than the Yield for the Term Loans of such Existing Term Loan Class and upfront fees may be paid to the existing Term Lenders, in each case, to the extent provided in the applicable Additional Credit Extension Amendment, and (iii) the Additional Credit Extension Amendment may provide for other covenants and terms that apply only after the Initial Term Loan Maturity Date. (b) Any Extended Term Loans converted pursuant to any Extension Request shall be designated a series of Extended Term Loans for all purposes of this Agreement; provided that, subject to the limitations set forth in clause (a) above, any Extended Term Loans converted from an Existing Term Loan Class may, to the extent provided in the applicable Additional Credit Extension Amendment and consistent with the requirements set forth above, be designated as an increase in any previously established Class of Term Loans. (c) The Borrower shall provide the applicable Extension Request at least five (5) Business Days prior to the date on which Lenders under the applicable Existing Term Loan Class are requested to respond. No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Class converted into Extended Term Loans pursuant to any Extension Request. Any Lender wishing to have all or a portion of its Term Loans under the

108 Existing Term Loan Class subject to such Extension Request (such Lender an “Extending Term Lender”) converted into Extended Term Loans shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans under the Existing Term Loan Class which it has elected to request be converted into Extended Term Loans (subject to any minimum denomination requirements reasonably imposed by the Administrative Agent and acceptable to the Borrower). In the event that the aggregate amount of Term Loans under the Existing Term Loan Class subject to Extension Elections exceeds the amount of Extended Term Loans requested pursuant to an Extension Request, Term Loans of the Existing Term Loan Class subject to Extension Elections shall be converted to Extended Term Loans on a pro rata basis based on the amount of Term Loans included in each such Extension Election (subject to any minimum denomination requirements reasonably imposed by the Administrative Agent and acceptable to the Borrower). (d) The Borrower may, with the consent of each Person providing an Extended Revolving Commitment, the Revolver Agent and any Person acting as swingline lender or issuing bank under such Extended Revolving Commitments, amend this Agreement pursuant to an Additional Credit Extension Amendment to provide for Extended Revolving Commitments and to incorporate the terms of such Extended Revolving Commitments into this Agreement on substantially the same basis as provided with respect to the Revolving Commitments; provided that (i) the establishment of any such Extended Revolving Commitments shall be accompanied by a corresponding reduction in the Revolving Commitments and (ii) any reduction in the Revolving Commitments may, at the option of the Borrower, be directed to a disproportional reduction of the Revolving Commitments of any Lender providing an Extended Revolving Commitment. (e) Extended Term Loans and Extended Revolving Commitments shall be established pursuant to an Additional Credit Extension Amendment to this Agreement among the Borrower, the Applicable Agent and each Extending Term Lender or Lender providing an Extended Revolving Commitment which shall be consistent with the provisions set forth above (but which shall not require the consent of any other Lender other than those consents provided in this Section 2.21). Each Additional Credit Extension Amendment shall be binding on the Lenders, the Loan Parties and the other parties hereto. In connection with any Additional Credit Extension Amendment, the Loan Parties and the Administrative Agent shall enter into such amendments to the Security Documents as may be reasonably requested by the Administrative Agent (which shall not require any consent from any Lender other than those consents provided pursuant to this Agreement) in order to ensure that the Extended Term Loans or Extended Revolving Commitments are provided with the benefit of the applicable Security Documents and shall deliver such other documents, certificates and opinions of counsel in connection therewith as may be reasonably requested by the Administrative Agent. (f) The provisions of this Section 2.21 shall override any provision of Section 9.02 to the contrary. No conversion of Loans pursuant to any extension in accordance with this Section 2.21 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement. SECTION 2.23SECTION 2.22 Defaulting Lenders.

109 Notwithstanding any provision of this Agreement to the contrary, if any Revolving Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) fees shall cease to accrue on the unfunded portion of the Revolving Commitment of such Defaulting Lender pursuant to Section 2.12(a), (b) the Revolving Commitment, Revolving Exposure, LC Exposure or Swingline Exposure of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02); provided that this clause (ii) shall not apply to the vote of a Defaulting Lender, except to the extent the consent of such Lender would be required under clause (i), (ii), (iii) or (iv) in the proviso to the first sentence of Section 9.02(b), (c) if any Swingline Exposure or LC Exposure exists at the time such Lender becomes a Defaulting Lender then: (i) so long as no Event of Default has occurred and is continuing as to which the Revolver Agent has received written notice from the Borrower or a Revolving Lender, all or any part of the Swingline Exposure and LC Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent that the sum of all non-Defaulting Lenders’ Revolving Exposures plus such Defaulting Lender’s Swingline Exposure and LC Exposure does not exceed the total of all non-Defaulting Lenders’ Revolving Commitments, (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one (1) Business Day following notice by the Revolver Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize, for the benefit of the Issuing Bank only, the Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.05(j) for so long as such LC Exposure is outstanding, (iii) if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to clause (ii) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized, (iv) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.12(a) and Section 2.12(b) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages, and

110 (v) if all or any portion of such Defaulting Lender’s LC Exposure is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Bank or any other Lender hereunder, all fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Revolving Commitment that was utilized by such LC Exposure) and letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until and to the extent that such LC Exposure is reallocated and/or cash collateralized, and (vi) so long as such Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend, extend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Commitments of the non- Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 2.22(c), and participating interests in any newly made Swingline Loan or any newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 2.22(c)(i) (and such Defaulting Lender shall not participate therein). (d) If (i) a Bankruptcy Event with respect to a parent entity of any Lender shall occur following the Closing Date and for so long as such event shall continue or (ii) the Swingline Lender or the Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless the Swingline Lender or the Issuing Bank, as the case may be, shall have entered into arrangements with the Borrower or such Lender, satisfactory to the Swingline Lender or the Issuing Bank, as the case may be, to defease any risk to it in respect of such Lender hereunder. (e) In the event that the Revolver Agent, the Borrower, the Swingline Lender and the Issuing Bank each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and LC Exposure of the Revolving Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Commitment and on such date such Lender shall purchase at par such of the Revolving Loans of the other Revolving Lenders as the Revolver Agent shall determine may be necessary in order for such Lender to hold Revolving Loans in accordance with its Applicable Percentage (whereupon such Lender shall cease to be a Defaulting Lender).

111 ARTICLE III Representations and Warranties The Borrower represents and warrants to the Lenders that: SECTION 3.01 Organization; Power. Each of Holdings, the Borrower and the Restricted Subsidiaries (a) is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (to the extent such concept exists in such jurisdiction) except, solely with respect to any Restricted Subsidiary that is not a Material Subsidiary where the failure to do so, individually or in the aggregate, is not reasonably likely to result in a Material Adverse Effect,,, (b) except where the failure to do so, individually or in the aggregate, is not reasonably likely to result in a Material Adverse Effect, has the requisite power and authority and all governmental rights, qualifications, approvals, authorizations, permits, accreditations, Reimbursement Approvals, licenses and franchises material to the business of the Borrower and the Restricted Subsidiaries taken as a whole that are necessary to own its assets, to carry on its business as now conducted and as proposed to be conducted and to execute, deliver and perform its obligations under each Loan Document to which it is a party and (c) except where the failure to do so, individually or in the aggregate, is not reasonably likely to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. SECTION 3.02 Authorization; Enforceability. This Agreement and the other Loan Documents to be entered into by each Loan Party and the performance by each Loan Party of its obligations under the Loan Documents have been duly authorized by all necessary corporate or other action and, if required, stockholder action. This Agreement has been duly executed and delivered by each of Holdings and the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of Holdings, the Borrower or such Loan Party, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.03 Governmental Approvals; No Conflicts. The entering into and performance of the Loan Documents as in effect on the Closing Date (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any Requirement of Law applicable to Holdings, the Borrower or any of the Restricted Subsidiaries, as applicable, (c) will not violate or result in a default under any indenture or other material agreement or instrument binding upon Holdings, the Borrower or any of the Restricted Subsidiaries or any of their assets, or give rise to a right thereunder to require any payment to be made by Holdings, the Borrower or any of the Restricted Subsidiaries or give rise to a right of, or result in, termination, cancellation or acceleration of any material obligation thereunder, (d) will not result in a Limitation on any right, qualification, approval, Permit, accreditation, authorization,

112 Reimbursement Approval, license or franchise or authorization granted by any Governmental Authority, Third Party Payor or other Person applicable to the business, operations or assets of the Borrower or any of the Restricted Subsidiaries or adversely affect the ability of the Borrower or any of the Restricted Subsidiaries to participate in any Third Party Payor Arrangement except for Limitations, individually or in the aggregate, that are not material to the business of the Borrower and the Restricted Subsidiaries, taken as a whole, (e) will not result in the creation or imposition of any Lien on any asset of Holdings, the Borrower or any of the Restricted Subsidiaries, except Liens created under the Loan Documents and (f) will not affect any Loan Party’s right to receive, or reduce the amount of, payments and reimbursements from Third Party Payors, or materially adversely affect any Healthcare Permit. There is no pending or, to the knowledge of any Loan Party, threatened Limitation by any Governmental Authority, Third Party Payor or any other Person of any right, qualification, approval, Permit, authorization, accreditation, Reimbursement Approval, license or franchise of the Borrower, or any Restricted Subsidiary, except for such Limitations, individually or in the aggregate, as are not reasonably likely to result in a Material Adverse Effect. SECTION 3.04 Financial Condition; No Material Adverse Effect. (a) The Borrower has heretofore delivered to the Lenders audited financial statements for the fiscal years ended June 30, 20204 and unaudited financial statements for the fiscal quarters ended September 30, 2024, December 31, 20202024 and March 31, 2025. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of TCO and its Subsidiaries as of such dates and for such periods in accordance with GAAP consistently applied. (b) Since June 30, 20204, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. SECTION 3.05 Properties. (a) Each of Holdings, the Borrower and the Restricted Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, free and clear of all Liens, except for Permitted Liens and minor defects in title that do not interfere in any material respect with its ability to conduct its business or to utilize such properties for their intended purposes, except in each case, where the failure to have such title or interest could not reasonably expected to have a Material Adverse Effect. (b) Each of Holdings, the Borrower and the Restricted Subsidiaries owns, licenses or possesses the right to use all trademarks, trade names, copyrights, patents and other intellectual property material to its business, except to the extent that, individually or in the aggregate, failure to so own, license or possess would not be reasonably likely to result in a Material Adverse Effect. The conduct of the businesses of Holdings, the Borrower and the Restricted Subsidiaries does not infringe upon the intellectual property rights of any other Person, except for any such infringements that, individually or in the aggregate, are not reasonably likely to result in a Material Adverse Effect.

113 SECTION 3.06 Litigation and Environmental Matters. (a) As of the Closing Date, except as set forth on Schedule 3.06 or could not reasonably be expected to have a Material Adverse Effect, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Holdings, the Borrower or any Restricted Subsidiary, threatened against or affecting Holdings, the Borrower or any Restricted Subsidiary, including any relating to any Environmental Law. (b) Except with respect to any other matters that, individually or in the aggregate, are not reasonably likely to result in a Material Adverse Effect, (A) neither Holdings, the Borrower nor any Restricted Subsidiary (i) has failed to comply with any applicable Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) knows of any basis for any Environmental Liability or (iv) has received any written claim or notice of violation or of potential responsibility regarding any alleged violation of or liability under any Environmental Law, and (B)(i) there has been no Release of Hazardous Materials at, on, under or from any property currently, or to the knowledge of Holdings, the Borrower or any of the Restricted Subsidiaries, formerly owned, leased or operated by any of them which could reasonably be expected to result in liability under any Environmental Law on the part of any of them, and (ii) all Hazardous Materials generated, used or stored at, or transported for treatment or disposal from, any properties currently, or to the knowledge of Holdings, Borrower and the Restricted Subsidiaries, formerly owned, leased or operated by Holdings, the Borrower or any of the Subsidiaries have been disposed of in a manner that could not reasonably be expected to result in liability under any Environmental Law on the part of any of them. SECTION 3.07 Compliance with Laws and Agreements. Each of Holdings, the Borrower and the Restricted Subsidiaries is in compliance with all Requirements of Law applicable to it or its property or operations and all material indentures, agreements and other instruments binding upon it or its property, except where failure to comply, individually or in the aggregate, would not have a Material Adverse Effect. SECTION 3.08 Investment Company Status. Neither Holdings, the Borrower, nor any Domestic Restricted Subsidiary is required to be registered as an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended. SECTION 3.09 Taxes. Each of Holdings, the Borrower and the Restricted Subsidiaries has timely filed or caused to be filed all federal and other material Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) any Taxes that are being contested in compliance with Section 5.05 or (b) to the extent that the failure to do so is not reasonably likely to result, individually or in the aggregate, in a Material Adverse Effect. SECTION 3.10 ERISA. No ERISA Event has occurred or is reasonably likely to occur that, when taken together with all other such ERISA Events for which liability is reasonably likely to occur, is reasonably likely to result in a Material Adverse Effect. The present

114 value of all accumulated benefit obligations under each Plan did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair value of the assets of such Plan, except as would not reasonably be likely to result in a Material Adverse Effect. SECTION 3.11 Disclosure. (a) As of the Closing Date, none of the reports, financial statements, certificates or other written information furnished by or on behalf of any Loan Party to the Administrative Agent, the Revolver Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any untrue statement of material fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made (giving effect to all supplements and updates thereto), not materially misleading; provided that the foregoing shall not apply to any projected financial information, and with respect to such projected financial information, Holdings and the Borrower represent only that such information was prepared in good faith based upon assumptions believed by them to be reasonable at the time made and delivered and as of the Closing Date, it being understood that such projections are not a guarantee of financial performance and actual results may differ from such projections and such differences may be material. (b) As of the Closing Date, to the knowledge of the Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the Closing Date to any Lender in connection with this Agreement is true and correct in all respects. SECTION 3.12 Subsidiaries. As of the Closing Date, Holdings does not have any subsidiaries other than the Borrower and the Subsidiaries and Subsidiaries that are not Material Subsidiaries listed on Schedule 3.12. Schedule 3.12 sets forth the name of, and the ownership or beneficial interest of Holdings in, each subsidiary, including the Borrower, and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Closing Date. SECTION 3.13 [Reserved]. SECTION 3.15 Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (i) as of the Closing Date, there are no strikes, lockouts or slowdowns against Holdings, the Borrower or any Restricted Subsidiary pending or, to the knowledge of Holdings, the Borrower or any Restricted Subsidiary, threatened, (ii) the Borrower and the Restricted Subsidiaries are in compliance with the Fair Labor Standards Act and any other applicable Requirements of Law dealing with such matters and (iii) all payments due from Holdings, the Borrower or any Restricted Subsidiary, or for which any claim may be made against Holdings, the Borrower or any Restricted Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid (to the extent required by applicable Requirements of Law) or accrued as a liability on the books of Holdings, the Borrower or such Restricted Subsidiary.

115 SECTION 3.16 Solvency. Immediately after the consummation of the Transactions to occur on the Closing Date, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent, in each case after giving effect to any rights of indemnification, contribution or subrogation arising among the Subsidiary Loan Parties pursuant to the Collateral Agreement or by law. SECTION 3.17 Federal Reserve Regulations. No part of the proceeds of any Loan have been used or will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. Neither Holdings nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying margin stock (as defined in Regulation U). SECTION 3.18 Reimbursement from Third Party Payors. The accounts receivable of Holdings, the Borrower and the Restricted Subsidiaries have been at all times during the three (3) years immediately preceding the Closing Date and will continue to be adjusted to reflect the reimbursement policies required by all applicable Requirements of Law and other Third Party Payor Arrangements to which Holdings, the Borrower or such Restricted Subsidiary is subject, and do not exceed in any material respect amounts the Borrower or such Restricted Subsidiary is entitled to receive under any capitation arrangement, fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation to usual charges, except, in each instance, where failure to comply with the foregoing would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. All billings by Holdings, the Borrower and each Restricted Subsidiary pursuant to any Third Party Payor Arrangements have been at all times during the three (3) years immediately preceding the Closing Date made in compliance with all applicable Requirements of Law, except where failure to comply would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect. At all times during the three (3) years immediately preceding the Closing Date, none of the Borrower or any Restricted Subsidiary (i) has retained an overpayment received from, or failed to refund any amount due to, any Third Party Payor in violation of any Healthcare Law or Third Party Payor Arrangement, where such retention or failure to refund would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect; and (ii) except as set forth on Schedule 3.17, has received written notice of, or has knowledge of, any material overpayment or refunds due to any Third Party Payor outside the ordinary course of business. SECTION 3.19 Fraud and Abuse. At all times during the three (3) years immediately preceding the Closing Date, none of Holdings, the Borrower or any Subsidiary, nor any of their respective partners, members, stockholders, officers or directors, acting on behalf of Holdings, the Borrower or any Restricted Subsidiary, have engaged on behalf of Holdings, the Borrower or any Subsidiary in any activities that are prohibited, or, as applicable, cause for civil penalties, disqualification, debarment, or mandatory or permissive exclusion from any Government Program, under any Healthcare Law, or the regulations promulgated thereunder, or related Requirements of Law, or under any similar state law or regulation, or that are prohibited by binding rules of professional conduct, including to the extent prohibited by such laws (a) knowingly and willfully making or causing to be made a false statement or misrepresentation of a

116 material fact in any application for any benefit or payment, (b) knowingly and willfully making or causing to be made any false statement or misrepresentation of a material fact for use in determining rights to any benefit or payment, (c) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently, (d) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind, or offering to pay or receive such remuneration (i) in return for referring an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made, in whole or in part, pursuant to any Third Party Payor Arrangement to which the foregoing rules and regulations apply or (ii) in return for purchasing, leasing or ordering or arranging for or recommending purchasing, leasing or ordering any good, facility, service or item for which payment may be made, in whole or in part, pursuant to any Third Party Payor Arrangement to which the foregoing rules and regulations apply and (e) making any prohibited referral for designated health services, or presenting or causing to be presented a claim or bill to any individual, Third Party Payor or other entity for designated health services furnished pursuant to a prohibited referral. To the knowledge of each Loan Party, during the three (3) years immediately preceding the Closing Date no Person has filed or has threatened to file against any such party an action under any federal or state whistleblower statute, including without limitation, under the False Claims Act of 1863 (31 U.S.C. § 3729 et seq.) or any other Healthcare Law. Neither Holdings, the Borrower nor any Restricted Subsidiary shall be considered to be in breach of this Section 3.18 so long as such prohibited actions as have occurred, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect. SECTION 3.20 Patriot Act, Etc. (a) To the extent applicable, Holdings and each of its Subsidiaries is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R. Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto and (ii) the Patriot Act. No part of the proceeds of the Loans will be used, directly or, to the knowledge of Holdings and its Subsidiaries, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA. (b) (i) None of Holdings or its Subsidiaries will directly or, to the knowledge of Holdings or such Subsidiary, indirectly, (x) use the proceeds of the Loans in violation of Sanctions or (y) otherwise make available such proceeds to any Person for the purpose of financing activities or business of or with any Sanctioned Person, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or in a European Union member state, or in any Sanctioned Country, except to the extent that such financing would be permissible for a Person required to comply with Sanctions (including pursuant to any applicable exemptions, licenses or other approvals), (ii) none of Holdings, any Subsidiary or their respective directors, officers or employees or any controlled

117 Affiliate of Holdings, the Borrower or its Subsidiaries that will act in any capacity in connection with or benefit from the incurrence of any Loans, is a Sanctioned Person and (iii) none of Holdings, its Subsidiaries or their respective directors, officers and employees, are in violation of applicable Sanctions. SECTION 3.21 Security Documents. Except as otherwise contemplated hereby or under any other Loan Documents, the provisions of the Security Documents, together with such filings and other actions required to be taken hereby or by the applicable Security Documents are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties, except as otherwise provided hereunder, including subject to Permitted Liens, a legal, valid, enforceable and perfected first priority Lien on all right, title and interest of the respective Loan Parties in the Collateral described therein. Notwithstanding anything herein (including this Section 3.20) or in any other Loan Document to the contrary, neither the Borrower nor any other Loan Party makes any representation or warranty as to (A) the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary, or as to the rights and remedies of the Agents or any Lender with respect thereto, under foreign law or (B) the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest to the extent such pledge, security interest, perfection or priority is not required pursuant to the Collateral and Guarantee Requirement. SECTION 3.22 Compliance with Healthcare Laws. (a) Each Loan Party and each of their respective Subsidiaries is, and at all times during the three (3) years immediately preceding the Closing Date has been, in compliance with all Healthcare Laws and requirements of all Third Party Payor Arrangements applicable to it, its assets, business or operations, including all conditions of coverage and conditions of participation under any Government Program, except where non-compliance with any of the foregoing, individually or in the aggregate, would not have a Material Adverse Effect. To any Loan Party’s knowledge, no circumstance exists or event has occurred which could reasonably be expected to result in a material violation of any Healthcare Law or any requirement of any Third Party Payor Arrangement. There are no pending (or, to the knowledge of any Loan Party, threatened) Proceedings against or affecting any Loan Party or, to the knowledge of any Loan Party, any Licensed Personnel, relating to any actual or alleged non-compliance with any Healthcare Law or requirement of any Third Party Payor other than those Proceedings that would not reasonably be expected to have, in the aggregate, a Material Adverse Effect. To any Loan Party’s knowledge, there are no facts, circumstances or conditions that would reasonably be expected to form the basis for any such Proceeding against or affecting any Loan Party or any Licensed Personnel. (b) Without limiting the generality of any other representation or warranty made herein, (i) each of the physicians, nurse practitioners, and physicians assistants, whether employees, independent contractors or leased personnel of each Loan Party (“Licensed Personnel”) holds a valid and unrestricted license to practice his or her profession from each state in which he or she provides professional services, and, when required, holds a valid and unrestricted Drug Enforcement Administration registration and applicable state license to

118 prescribe controlled substances, (ii) all Licensed Personnel, in the exercise of their respective duties on behalf of a Loan Party, are in compliance in all material respects with all applicable Healthcare Laws, (iii) all agreements between a Loan Party and a hospital or other health care facility and all agreements between a Loan Party and Licensed Personnel are in compliance in all material respects with all applicable Healthcare Laws and (iv) no Loan Party is and no Licensed Personnel are debarred, disqualified, suspended or excluded from participation in any Government Program or are listed on the United States Department of Health and Human Services Office of Inspector General List of Excluded Individuals/Entities or General Services Administration list of excluded parties, except where non-compliance with any of the foregoing subsections (i) through (iv), individually or in the aggregate, would not have a Material Adverse Effect, nor to any Loan Party’s knowledge is any such debarment, disqualification, suspension or exclusion threatened or pending. To any Loan Party’s knowledge, at all times during the three (3) years immediately preceding the Closing Date, each Loan Party has maintained in all material respects all records required to be maintained by any Governmental Authority, including state licensing boards and agencies, CMS, Drug Enforcement Administration and state boards of pharmacy and any Government Program as required by the Healthcare Laws and, to any Loan Party’s knowledge, there are no presently existing circumstances which would result or likely would result in violations of the Healthcare Laws except such of the foregoing that, individually or in the aggregate, would not have a Material Adverse Effect. Each Loan Party will have, effective as of the Closing Date and at all times thereafter, such Permits, licenses, franchises, certificates and other approvals or authorizations of governmental or regulatory authorities as are necessary under applicable Requirements of Law to own their respective properties and conduct their respective business (including such Permits as are required under such federal, state and other Healthcare Laws as are applicable thereto), and to participate in and receive reimbursement under any Government Program, except where non-compliance with any of the foregoing, individually or in the aggregate, would not have a Material Adverse Effect. (c) To any Loan Party’s knowledge, there currently exist no restrictions, deficiencies, required plans of corrective actions or other such remedial measures under any Government Program’s certifications or licensure, except such of the foregoing that, individually or in the aggregate, would not have a Material Adverse Effect. Without limiting the foregoing, no validation review, program integrity review, audit or other investigation related to any Loan Party or their respective operations (i) has been conducted by or on behalf of any Governmental Authority in the three (3) years immediately preceding the Closing Date, or (ii) is scheduled, pending or, to the knowledge of any Loan Party, threatened, that, in each case, would have, either individually or in the aggregate, a Material Adverse Effect. No Loan Party has any knowledge that any condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, reasonably would be expected to result in the suspension, revocation, forfeiture, non- renewal of any governmental consent applicable to any Loan Party or Subsidiary of a Loan Party or service Subsidiary of a Loan Party or such Loan Party’s participation in any Government Program, any other material Third Party Payor Arrangement, or of any participation agreements, which suspension, revocation, forfeiture or non-renewal would have, either individually or in the aggregate, a Material Adverse Effect; provided, however, nothing in the foregoing shall prohibit or prevent any Loan Party from terminating or causing the termination of any contract for the provision of Medical Services in the ordinary course of the Loan Party’s business. There is no

119 investigation, audit, claim review, or other action pending, or to the knowledge of any Loan Party, threatened, which would reasonably be expected to result in a suspension, revocation, termination, restriction, limitation, modification or non-renewal of any Reimbursement Approval or result in any Loan Party’s or any of their Subsidiaries’ exclusion from any Third Party Payor, except, in each case, where such exclusion, suspension, revocation, termination, restriction, limitation, modification or non-renewal, individually or in the aggregate, would not have a Material Adverse Effect. (d) Each Loan Party that provides professional Medical Services and each of its Licensed Personnel has the requisite National Provider Identifier or other authorizations and Permits requisite to bill the Medicare and Medicaid Programs (in the state or states in which such entities operate), and all other Third Party Payor Arrangements that such Loan Party currently bills or in the past billed except where the failure to have such authorization would not have, either individually or in the aggregate, a Material Adverse Effect. There is no investigation, audit, claim review or other action pending or, to any Loan Party’s knowledge, threatened which would likely result in a revocation, suspension, termination, probation, restriction, limitation, or non-renewal of any Third Party Payor Arrangement, provider number, Permit or authorization or result in the exclusion of any Loan Party from the Medicare and Medicaid Programs, or from any Third Party Payor Arrangement, which revocation, suspension, termination, probation, restriction, limitation, non-renewal or exclusion would have, either individually or in the aggregate, a Material Adverse Effect. (e) As applicable, the Borrower has adopted a compliance plan the purpose of which is to assure that each Loan Party and its Licensed Personnel is in material compliance with applicable Healthcare Laws. (f) Each Loan Party and professional corporation and professional association with which a Loan Party has entered into a management services agreement or other affiliation agreement conducts its business in compliance with all applicable Corporate Practice of Medicine Laws except where non-compliance with the foregoing, would not reasonably be expected to have, in the aggregate, a Material Adverse Effect. (g) Each Loan Party will have, effective as of the Closing Date and at all times thereafter, such Permits, licenses, franchises, certificates and other approvals or authorizations of governmental or regulatory authorities as are necessary under applicable Requirements of Law to own their respective properties and conduct their respective business (including such Permits as are required under such federal, state and other Healthcare Laws as are applicable thereto), and to receive reimbursement under any Government Program (collectively, the “Healthcare Permits”), except where the failure to have any Healthcare Permit would not reasonably be expected to have, in the aggregate, a Material Adverse Effect. (h) Each Loan Party holds, and at all times during the three (3) years immediately preceding the Closing Date has held, all Healthcare Permits necessary for it to own, lease, sublease or operate its assets or to conduct its business or operations as presently conducted and to participate in and obtain reimbursement under all Third Party Payors in which such Persons’ participate, except where a failure to hold any such Healthcare Permits would not reasonably be

120 expected to have, in the aggregate, a Material Adverse Effect. All such Healthcare Permits are, and at all times during the three (3) years immediately preceding the Closing Date have been, in full force and effect and there is and has been no default under, violation of, or other noncompliance with the terms and conditions of any such Healthcare Permit, except where a failure of any such Healthcare Permit to be in full force and effect, or any default under, violation of, or other noncompliance with the terms and conditions of any such Healthcare Permit, would not reasonably be expected to have, in the aggregate, a Material Adverse Effect. No Governmental Authority has taken, or to the knowledge of any Loan Party intends to take, action to suspend, revoke, terminate, place on probation, restrict, limit, modify or not renew any Healthcare Permit of any Loan Party where any such action would reasonably be expected to have, in the aggregate, a Material Adverse Effect. (i) Each Loan Party, as applicable, has obtained and maintains accreditation in good standing and without limitation or impairment by all applicable accrediting organizations, to the extent prudent and customary in the industry in which it is engaged or required by law (including any equivalent regulation), except where the failure to have or maintain such accreditation in good standing or imposition of limitation or impairment would not reasonably be expected to have, in the aggregate, a Material Adverse Effect. (j) No Loan Party is a party to or has any ongoing reporting obligations pursuant to any corporate integrity agreements, deferred prosecution agreements, monitoring agreements, consent decrees, settlement orders, plans of correction or similar agreements with or imposed by any Governmental Authority. SECTION 3.23 Privacy and Security Law Compliance. To the extent that any Loan Party or any Subsidiary is a “covered entity” or “business associate” within the meaning of HIPAA or any other comparable Privacy and Security Law, the Borrower and each such Loan Party and each Subsidiary, except as set forth on Schedule 3.22, (x) is in compliance in all material respects with each of the applicable requirements of all Privacy and Security Laws and (y) is not and would not reasonably be expected to become the subject of any civil or criminal penalty, process, claim, action or proceeding, or any administrative or other regulatory review, survey, process or proceeding (other than routine surveys or reviews conducted by any Government Program or accreditation entity) that would result in any of the foregoing or that would materially adversely affect a Loan Party’s or Subsidiary’s business, operations, assets, properties or condition (financial or otherwise), in connection with any actual or potential violation by a Loan Party or any Subsidiary of the then effective provisions of any Privacy and Security Law except, in each case, for such non-compliance under this Section 3.22 as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.] SECTION 3.24 EEA Financial Institution. Neither the Borrower nor any other Loan Party is an Affected Financial Institution.

121 ARTICLE IV Conditions SECTION 4.01 Closing Date. This Agreement shall not become effective until the date on which each of the following conditions is satisfied (or waived): (a) No Default shall have occurred and be continuing on and as of the Closing Date. (b) Each of the representations and warranties of Borrower and its Restricted Subsidiaries set forth in Section 3 and in the other Loan Documents shall be true and correct in all material respects, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date (or, if qualified by “materiality”, “Material Adverse Effect” or similar language, in all respects (after giving effect to such qualification));. (c) The Administrative Agent shall have received a solvency certificate, dated the Closing Date, and signed by the Chief Financial Officer of the Borrower or a Financial Officer (immediately after giving effect to the Transactions) substantially in the form attached hereto as Exhibit G. (d) The Administrative Agent shall have received all of the agreements, documents, instruments and other items set forth in Part II of the Closing Checklist attached hereto as Exhibit C, each in form and substance reasonably satisfactory to the Administrative Agent. (e) Since June 30, 2020, there shall not have occurred a “Material Adverse Effect”. (f) The Administrative Agent and the Revolver Agent shall have received all fees and expenses due and payable on or prior to the Closing Date, including the fees set forth in the Fee Letter and reimbursement or payment of all reasonable out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document, in each case, to the extent invoiced three (3) days prior to the Closing Date). (g) The Administrative Agent shall have received, at least three (3) days prior to the Closing Date, all documentation and other information required by regulatory authorities concerning the Borrower and the Subsidiary Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, that has been requested by the Administrative Agent in writing at least 10 Business Days prior to the Closing Date. (h) Immediately following or substantially concurrently with the funding of the Initial Term Loans, the IPO and the Closing Date Refinancing shall have been consummated.

122 The Administrative Agent shall notify the Borrower and the Lenders of the Closing Date, and such notice shall be conclusive and binding. SECTION 4.02 Each Credit Event. The obligation of each Lender to make any Loan or honor any Extension Request (other than a Borrowing Request requesting only a conversion of Loans to the other Type or a continuation of Term Benchmark Loans) after the Closing Date and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, including, without limitation, on the Closing Date, is subject to satisfaction or waiver of the following conditions: (a) On the relevant date of such Borrowing, after giving effect to such Borrowing or issuance of such Letter of Credit, as applicable, the following shall be true and correct: (i) with respect to any borrowing under an Incremental Facility in order to effect a Limited Condition Transaction, the Permitted Acquisition Company Representations and the Specified Representations shall be true and correct in all material respects; provided that each reference in such representation or warranty to “Material Adverse Effect” shall be deemed to be “Material Adverse Effect”, “Company Material Adverse Effect” or like term as defined in the applicable Permitted Acquisition Agreement; and (ii) with respect to each Borrowing or issuance of Letter of Credit, other than as set forth in clause (i) above, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation and warranty shall be true and correct in all respects) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct (or true and correct in all material respects, as the case may be) as of such earlier date). (b) Solely with respect to any Borrowing Request of the Initial Term Loans, Revolving Loans or issuance of any Letter of Credit (subject to Section 1.07(f), with respect to Revolving Loans or issuance of any Letter of Credit in connection with a Limited Condition Transaction), at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing. (c) Solely with respect to any Borrowing Request of the Initial Term Loans, Revolving Loans or issuance of any Letter of Credit (subject to Section 1.07(f), with respect to Revolving Loans or issuance of any Letter of Credit in connection with a Limited Condition Transaction), the opinion of the independent public accountants (after giving effect to any reissuance or revision of such opinion) on the most recent audited consolidated financial statements delivered by the Borrower pursuant to Section 5.01(a) shall not include a “going

123 concern” or like qualification or exception or any qualification or exception as to the scope of such audit, except as may be required solely as a result of the impending maturity of any Loan or any anticipated inability to satisfy any financial maintenance covenant (including the Financial Covenant) or from the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary. (d) Solely with respect to any Borrowing Request of the Initial Term Loans, Revolving Loans or issuance of any Letter of Credit (subject to Section 1.07(f), with respect to Revolving Loans or issuance of any Letter of Credit in connection with a Limited Condition Transaction), the Administrative Agent and, if applicable, the Revolver Agent, the relevant Issuing Bank and/or Swingline Lender shall have received a Borrowing Request in accordance with the requirements hereof. Each Borrowing (provided that a conversion or continuation of a Borrowing shall not constitute a “Borrowing” for purposes of this Section 4.02) and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by Holdings and the Borrower on the date thereof as to the matters specified in paragraphs (a), (b) and (c) of this Section 4.02. ARTICLE V Affirmative Covenants Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of the Borrower and its Restricted Subsidiaries covenants and agrees with the Lenders that: SECTION 5.01 Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent (for distribution to the Revolver Agent and each Lender): (a) within 150 days after the end of the fiscal year of the Borrower ended June 30, 2021 and within 120 days after the end of each fiscal year of the Borrower thereafter, audited year-end consolidated financial statements of the Borrower and its Subsidiaries (including a balance sheet, statement of income and statement of cash flows and stockholders’ equity) as of the end of and for such fiscal year, and the related notes thereto, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, (b) within 60 days after the end of the fiscal quarter of the Borrower ended March 31, 2021 and within 45 days after the end of the first three fiscal quarters each fiscal quarter of each fiscal year thereafter, unaudited quarterly consolidated financial

124 statements of the Borrower and its Subsidiaries (including a balance sheet, statement of income and statement of cash flows) as of the end of and for such fiscal quarter and the then-elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, (c) [reserved], (d) concurrently with the delivery of the financial statements referred to in Section 5.01(a) for each fiscal year and Section 5.01(b) (for the first three fiscal quarters of each fiscal year) (commencing with the second full fiscal quarter after the Closing Date), (A) a duly completed Compliance Certificate substantially in the form of Exhibit F hereto, signed by a Financial Officer of the Borrower and (B) a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” that describes the financial condition and results of operations of the Borrower and its consolidated Subsidiaries, (e) (e) [reserved], and (f) (f) simultaneously with the delivery of each set of consolidated financial statements referred to in clauses (a) and (b) of this Section 5.01, the related unaudited consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements either on the face of the financial statements or in the footnotes thereto, and in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and reflecting the financial condition and results of operations of the Borrower and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of the Borrower. Notwithstanding the foregoing, the obligations referred to in Sections 5.01(a) and (b) may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing the applicable financial statements of Holdings (or any other direct or indirect parent of Holdings) or Borrower, Holdings or such parent’s Form 8-K, 10-K or 10-Q, as applicable, filed with the SEC, in each case, within the time periods specified in such paragraphs; provided that, to the extent such information relates to Holdings or a direct or indirect parent thereof, if and for so long as such parent will have Independent Assets or Operations such information is accompanied by consolidating information (which need not be audited) that explains in reasonable detail the differences between the information relating to Holdings, on the one hand, and the information relating to the Borrower and the consolidated Restricted Subsidiaries on a stand-alone basis, on the other hand. Documents required to be delivered pursuant to Section 5.01 may, at the Borrower’s option, be delivered electronically by posting such documents electronically, and if so posted, such

125 documents shall be deemed to have been delivered on the date on which the Borrower posts such documents on the Borrower’s website or another public website (including EDGAR or any successor system thereto) to which the Borrower may so direct; provided that upon the reasonable request of the Administrative Agent, the Revolver Agent or the Collateral Agent with respect to any specific document so delivered electronically, the Borrower shall promptly deliver a physical copy of such document. To the extent any report or other information under this Section 5.01 is not delivered within the time periods specified under this Section 5.01 and such report or other information is subsequently delivered prior to the time such failure results in an Event of Default due to the Borrower’s failure to deliver such report or other information within such requisite time periods, the Borrower will be deemed to have satisfied its obligations under this Section 5.01 and any Default with respect to its obligations under this Section 5.01 shall be deemed to have been cured (but not any Default under any other provision of this Agreement). The Borrower may satisfy its obligation to deliver any report or other information to Lenders at any time by filing such information with the SEC and providing written notice (which notice may be by facsimile or electronic mail) to the Administrative Agent that such information has been filed. SECTION 5.02 Notices of Material Events. (a) The Borrower will furnish to the Administrative Agent (for distribution to the Revolver Agent and each Lender), written notice of the following promptly after obtaining knowledge thereof: (i) the occurrence of any Default or Event of Default; and (ii) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against the Borrower or any of its Restricted Subsidiaries that could in each case reasonably be expected to result in a Material Adverse Effect. Each notice delivered under this Section 5.02 shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 5.03 Information Regarding Collateral. (a) The Borrower will furnish to the Collateral Agent prompt written notice of (but in no event later than 90 days following) any change (i) in any Loan Party’s legal name, (ii) in the jurisdiction of incorporation or organization of any Loan Party or (iii) in any Loan Party’s organizational identification number. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the

126 Collateral. The Borrower also agrees promptly to notify the Collateral Agent if any material portion of the Collateral is damaged or destroyed. (b) [Reserved] SECTION 5.04 Existence; Conduct of Business. The Borrower will, and will cause each of the Restricted Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, permits, approvals, accreditations, authorizations, Reimbursement Approvals, licenses, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03. SECTION 5.05 Payment of Obligations. Each of Holdings and the Borrower will, and will cause each of its Restricted Subsidiaries to, pay its material Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) Holdings, the Borrower or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends the enforcement of any Lien securing such obligation and (d) the failure to make such payment is not reasonably likely to result, individually or in the aggregate, in a Material Adverse Effect. SECTION 5.06 Maintenance of Properties. The Borrower will, and will cause each of its Restricted Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted. SECTION 5.07 Insurance. (a) The Borrower will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurance companies (which may include self- insurance) at the time the relevant coverage is placed or renewed insurance with respect to its properties and business against loss or damage of such type and in such amounts (with no greater risk retention) and against such risks as are customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations. The Borrower will deliver to the Lenders, upon reasonable written request of the Administrative Agent or Revolver Agent, information in reasonable detail as to the insurance so maintained. SECTION 5.08 [Reserved]. SECTION 5.09 Books and Records; Inspection and Audit Rights. The Borrower will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent, upon reasonable prior notice, to visit and inspect its properties during normal business hours, to examine and make extracts from its books and records, including environment assessment reports and Phase

127 I or Phase II studies, and to discuss its affairs, finances and condition with its officers and independent accountants (provided that the Borrower shall be provided the opportunity to participate in any such discussions with its independent accountants), upon reasonable prior notice and during normal business hours, but not more than once in any twelve (12) month period absent the existence of an Event of Default and only one (1) such time shall be at the Borrower’s expense absent the existence of an Event of Default. SECTION 5.10 Compliance with Laws. The Borrower will, and will cause each of its Restricted Subsidiaries to comply with all Requirements of Law, including Environmental Laws and Healthcare Laws, applicable to it or its property, except where the failure to do so, individually or in the aggregate, is not reasonably likely to result in a Material Adverse Effect. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. SECTION 5.11 Use of Proceeds and Letters of Credit. The proceeds of the Revolving Loans, Swingline Loans and Letters of Credit will be used only for working capital and other general corporate purposes (including Permitted Acquisitions) and for any other purposes not prohibited by this Agreement. The proceeds of the Initial Term Loans made on the Closing Date, together with the proceeds of the IPO, will bewere used by the Borrower on the Closing Dateto (i) consummate the Closing Date Refinancing and (ii) to pay the Transaction Expenses and for working capital and other general corporate purposes. The proceeds of the 2025 Replacement Term A Loans made on the Amendment No. 2 Effective Date, together with the proceeds of certain Revolving Loans made on the Amendment No. 2 Effective Date, will be used by the Borrower to refinance in full the outstanding principal amount of all Initial Term Loans that were made on the Closing Date, and all accrued and unpaid interest thereon as of such date and to pay fees and expenses incurred in connection with the establishment of the Commitments and the Loans on the Amendment No. 2 Effective Date and the execution of Amendment No. 2. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. No part of the proceeds of any Borrowing or any Letter of Credit will be used, directly or, to the knowledge of Parent, Holdings or the Borrower, indirectly, (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States, except to the extent specifically or generally licensed by OFAC (or otherwise authorized by OFAC), or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto. SECTION 5.12 Additional Subsidiaries; Succeeding Holdings. (a) If any additional Restricted Subsidiary (other than an Excluded Subsidiary) is formed or acquired after the Closing Date or if any Excluded Subsidiary that is not a Subsidiary Loan Party ceases to qualify as an Excluded Subsidiary, the Borrower will, within 60 days after the date such Restricted Subsidiary has been formed or acquired (or the date on which such

128 Subsidiary ceases to constitute an Excluded Subsidiary), notify the Collateral Agent and the Lenders (through the Administrative Agent) thereof and within such 60-day period cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary (if it is a Subsidiary Loan Party) and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party. (b) Upon the addition of a Succeeding Holdings, the Borrower will notify the Collateral Agent and the Lenders (through the Administrative Agent) thereof and within 10 days after such Succeeding Holdings is formed or acquired cause the Collateral and Guarantee Requirement to be satisfied with respect to the Succeeding Holdings. SECTION 5.13 Further Assurances. (a) Each of Holdings, each Succeeding Holdings and the Borrower will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties. The Borrower also agrees to provide to the Collateral Agent, from time to time upon reasonable request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents. (b) If any material assets are acquired by the Borrower or any Subsidiary Loan Party after the Closing Date (other than assets constituting Collateral under the Collateral Agreement that become subject to a perfected Lien in favor of the Collateral Agreement upon acquisition thereof), the Borrower will notify the Administrative Agent and the Lenders thereof and, if requested by the Administrative Agent or the Required Lenders, the Borrower will cause such assets to be subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section 5.13, all at the expense of the Loan Parties; provided that the Collateral Agent may, in its reasonable judgment, grant extensions of time for compliance or exceptions with the provisions of this paragraph by any Loan Party. SECTION 5.14 Designation of Subsidiaries. The Borrower may at any time after the Closing Date designate any Restricted Subsidiary of the Borrower as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Event of Default shall have occurred and be continuing or would result therefrom and (,(ii) no Subsidiary may be designated as an Unrestricted Subsidiary if, after such designation, it would be a “Restricted Subsidiary” for the purpose of any Specified Indebtedness or any Permitted Refinancing thereof. and (iii) as of the date of the designation thereof, no Unrestricted Subsidiary shall hold any Material Intellectual Property. The designation of any Subsidiary as an Unrestricted Subsidiary after the Closing Date shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the greater of

129 (x) the Fair Market Value of such Investment at the date of designation and (y) the sum of (i) the aggregate amount paid to acquire such Unrestricted Subsidiary, if applicable, plus (ii) the aggregate amount of Investments made by the Borrower and its Subsidiaries in such Unrestricted Subsidiary on or prior to the date of designation. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time and (ii) a return on any Investment by the Borrower in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the Fair Market Value of such Investment in such Subsidiary. SECTION 5.15 Post-Closing Matters. The Borrower will, and will cause each of its Restricted Subsidiaries to execute and deliver the documents and complete the tasks set forth on Schedule 5.15 as soon as commercially reasonable and by no later than the date set forth in Schedule 5.15; provided that the Administrative Agent or Collateral Agent, as applicable, may in its reasonable judgment, grant extensions of time for compliance or exceptions with the provisions of this paragraph. ARTICLE VI Negative Covenants Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, each of the Borrower (and, with respect to Section 6.03 only, Holdings) and each Restricted Subsidiary covenants and agrees with the Lenders that: SECTION 6.01 Indebtedness; Certain Equity Interests. The Borrower will not, nor will it permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except: (i) Indebtedness created under the Loan Documents, (ii) [reserved], (iii) Indebtedness existing on the Closing Date set forth in Schedule 6.01 and any Permitted Refinancing thereof, (iv) Indebtedness of the Borrower owed to any Restricted Subsidiary and of any Restricted Subsidiary owed to the Borrower or any other Restricted Subsidiary; provided that (A) Indebtedness of the Borrower owed to any Restricted Subsidiary and Indebtedness of any Subsidiary Loan Party owed to the Borrower or any other Restricted Subsidiary shall be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent, (B) Indebtedness owed to any Captive Insurance Subsidiary shall only be subordinated to the extent permitted by applicable laws or regulations and (C) the related Investment is permitted by Section 6.04(d),

130 (v) Guarantees by the Borrower of Indebtedness of any Restricted Subsidiary and by any Restricted Subsidiary of Indebtedness of the Borrower or any other Restricted Subsidiary; provided that (A) the Indebtedness so Guaranteed is permitted by this Section 6.01, (B) Guarantees permitted under this clause (v) shall be subordinated to the Obligations of the Borrower or the applicable Restricted Subsidiary to the same extent and on the same terms as the Indebtedness so Guaranteed is subordinated to the Obligations and (C) except in the case of Foreign Subsidiaries that provide Guarantees of Indebtedness of other Foreign Subsidiaries, the related Investment is permitted by Section 6.04(d), (vi) Indebtedness (including Attributable Indebtedness) of the Borrower or any Restricted Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations, and any Indebtedness assumed by the Borrower or any Subsidiary in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and Permitted Refinancings thereof; provided that (A) such Indebtedness (other than Permitted Refinancings) is incurred prior to or within 120 days after such acquisition or the completion of such construction or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (vi) shall not (except as permitted by the definition of “Permitted Refinancing”) exceed the greater of (x) $25,000,000 and (y) 35% of TTM Consolidated EBITDA at the time of such incurrence at any time outstanding, (vii) Acquired Indebtedness of the Borrower or any Restricted Subsidiary assumed in connection with any Permitted Acquisition and not created in contemplation thereof; provided that after giving Pro Forma Effect to such Permitted Acquisition and the assumption or incurrence of such Indebtedness incurred or assumed pursuant to this clause (vii), the Total Net Leverage Ratio does not exceed 4.25:1.00, and any Permitted Refinancing of any such Indebtedness; provided further that any such Indebtedness of a Non-Loan Party does not exceed in the aggregate at any time outstanding, together with any Indebtedness incurred by a Non-Loan Party pursuant to clause (xiv) of this Section 6.01, $5,000,000, (viii) Indebtedness owed to any Person (including obligations in respect of letters of credit for the benefit of such Person) providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business, (ix) Indebtedness of the Borrower or any Restricted Subsidiary in respect of performance bonds, bid bonds, appeal bonds, surety bonds, performance and completion guarantees and similar obligations, in each case provided in the ordinary course of business, (x) Indebtedness of any Loan Party pursuant to any Swap Agreement, (xi) [reserved],

131 (xii) Indebtedness representing deferred compensation to current or former consultants, employees or directors of Holdings, the Borrower and the Restricted Subsidiaries incurred in the ordinary course of business and consistent with practices of the Borrower and its Restricted Subsidiaries in place on the Closing Date, (xiii) Indebtedness in respect of promissory notes issued to physicians, consultants, employees or directors or former employees, consultants or directors in connection with repurchases of Equity Interests permitted by Section 6.08(a)(iii), (xiv) Indebtedness of any Foreign Subsidiary or any Non-Loan Party, collectively, in an amount not to exceed, together with any Indebtedness incurred by a Non- Loan Party pursuant to clause (vii) of this Section 6.01, $5,000,000 at any time outstanding, (xv) (a) junior lien or unsecured Indebtedness; provided that on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness and the use of proceeds thereof, (x) in the case of junior lien Indebtedness, the Secured Net Leverage Ratio does not exceed 4.25:1.00 as the most recent fiscal quarter for which financial statements have been delivered and (y) in the case of unsecured Indebtedness, the Total Net Leverage Ratio does not exceed 4.25:1.00 as the most recent fiscal quarter for which financial statements have been delivered and (b) any Permitted Refinancing thereof, (xvi) the incurrence by the Borrower or any of its Restricted Subsidiaries of Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business, so long as such Indebtedness is extinguished within five (5) Business Days, (xvii) the incurrence of Indebtedness arising from agreements of the Borrower or a Restricted Subsidiary providing for indemnification, adjustment of purchase price, holdback, contingency payment obligations or similar obligations, in each case, incurred or assumed in connection with the disposition or acquisition of any business, assets or capital stock of the Borrower or any Restricted Subsidiary, (xviii) the incurrence of Indebtedness resulting from endorsements of negotiable instruments for collection in the ordinary course of business, (xix) Indebtedness of the Borrower or a Restricted Subsidiary in respect of netting services, overdraft protection and otherwise in connection with deposit accounts; provided that such Indebtedness remains outstanding for ten (10) Business Days or less, and (xx) the incurrence or issuance by the Borrower or any of its Restricted Subsidiaries of any additional Indebtedness in an aggregate principal amount not to exceed the greater of (x) $35,000,000 and (y) 50% of TTM Consolidated EBITDA at the time of such incurrence at any time outstanding.

132 For purposes of determining compliance with Section 6.01, in the event that an item of Indebtedness (or any portion thereof) at any time, whether at the time of incurrence or upon the application of all or a portion of the proceeds thereof or subsequently, meets the criteria of more than one of the categories of permitted Indebtedness described in Section 6.01(a)(i) through (xx) above, the Borrower, in its sole discretion, will classify and may subsequently reclassify such item of Indebtedness (or any portion thereof) in any one or more of the types of Indebtedness described in 6.01(a)(i) through (xx) above and will only be required to include the amount and type of such Indebtedness in such of the above clauses as determined by the Borrower at such time. The Borrower will be entitled to divide and classify an item of Indebtedness in more than one of the types of Indebtedness described in 6.01(a)(i) through (xx) above. For purposes of determining compliance with any dollar-denominated restriction on the incurrence of Indebtedness, the dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased, plus the aggregate amount of fees, underwriting discounts, premiums (including tender premiums) and other costs and expenses (including OID) incurred in connection with such refinancing. The accrual of interest, the accretion or amortization of OID, the payment of interest in the form of additional Indebtedness with the same terms, shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 6.01. SECTION 6.02 Liens. The Borrower will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except (collectively, “Permitted Liens”): (a) Liens created by the Loan Documents, (b) Permitted Encumbrances, (c) any Lien on any property or asset of the Borrower or any Restricted Subsidiary existing on the Closing Date and set forth in Schedule 6.02; provided that (A) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary and (B) such Lien shall secure only those obligations which it secures on the Closing Date and Permitted Refinancings thereof,

133 (d) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary or existing on any property or asset of any Person that becomes a Restricted Subsidiary after the date hereof prior to the time such Person becomes a Restricted Subsidiary securing Indebtedness permitted by clause (vii) of Section 6.01; provided that (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as applicable, (B) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary and (C) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as applicable, and Permitted Refinancings thereof, (e) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Restricted Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (vi) of Section 6.01 (including Permitted Refinancings thereof), (ii) such security interests and the Indebtedness secured thereby (other than Permitted Refinancings) are incurred prior to or within 120 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary, (f) Liens (i) arising from filing Uniform Commercial Code financing statements regarding leases, (ii) of a collecting bank arising in the ordinary course of business under Section 4-208 of the Uniform Commercial Code in effect in the relevant jurisdiction covering only the items being collected upon and (iii) in favor of a banking institution encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry, (g) Liens arising out of sale and leaseback transactions permitted by Section 6.06, (h) Liens in favor of the Borrower or another Loan Party (other than Holdings), (i) licenses, sublicenses, leases or subleases granted to others not interfering in any material respect with the business of the Borrower or any Restricted Subsidiary, (j) Liens on assets of any Foreign Subsidiary or any Non-Loan Party securing Indebtedness permitted by Section 6.01(xiv), (k) Liens on assets of the Borrower or the Restricted Subsidiaries not otherwise permitted by this Section 6.02, so long as the aggregate outstanding principal amount of the obligations secured thereby does not exceed the greater of (x) $35,000,000 and (y) 50% of TTM Consolidated EBITDA at the time of such incurrence at any time outstanding; provided that in no event shall Holdings, the Borrower or any Restricted

134 Subsidiary create, incur, assume or permit to exist any Lien on any Equity Interests of the Borrower or any Restricted Subsidiary, (l) Liens on the Collateral securing Indebtedness permitted by paragraph (xv) or (xvi) of Section 6.01, (m) Liens on Equity Interests of an Unrestricted Subsidiary that secure Indebtedness or other obligations of such Unrestricted Subsidiary, (n) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to brokerage accounts incurred in the ordinary course of business and not for speculative purposes, (o) Liens created or deemed to exist by the establishment of trusts for the purpose of satisfying government reimbursement program costs and other actions or claims pertaining to the same or related matters or other medical reimbursement programs, and (p) Liens solely on any cash earnest money deposits made by the Borrower or any Restricted Subsidiary with any letter of intent or purchase agreement permitted hereunder. SECTION 6.03 Fundamental Changes. (a) Neither Holdings nor the Borrower will, nor will they permit any Restricted Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing, (i) any Loan Party may merge with and into the Borrower in a transaction in which the surviving entity is a Person organized or existing under the laws of the United States of America, any State thereof or the District of Columbia and, if such surviving entity is not the Borrower, such Person expressly assumes, in writing, all the obligations the Borrower under the Loan Documents, (ii) any Loan Party (other than Holdings or the Borrower) may merge with and into any Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary and, if any party to such merger is a Subsidiary Loan Party, is or becomes a Subsidiary Loan Party concurrently with such merger, (iii) any Restricted Subsidiary (other than a Subsidiary Loan Party) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders and (iv) any asset sale permitted by Section 6.05 or Investment permitted by Section 6.04 may be effected through the merger of a subsidiary of the Borrower with a third party. (b) The Borrower will not, and Holdings and the Borrower will not permit any Restricted Subsidiary to, engage to any material extent in any business other than a Permitted Business.

135 (c) Holdings will not engage in any business or activity other than the ownership of all the outstanding shares of capital stock of the Borrower and engaging in corporate and administrative functions and other activities incidental thereto (including payment of dividends and other amounts in respect of its Equity Interests). Holdings will not own or acquire any assets (other than Equity Interests of the Borrower and the cash proceeds of any Restricted Payments permitted by Section 6.08 or proceeds of any issuance of Indebtedness or Equity Interests permitted by this Agreement pending application as required by this Agreement) or incur any liabilities (other than liabilities under and permitted to be incurred under the Loan Documents and liabilities reasonably incurred in connection with its maintenance of its existence (including the ability to incur fees, costs and expenses relating to such maintenance) and activities incidental thereto). Notwithstanding the foregoing, Holdings shall be permitted to (i) enter into transactions, engage in activities and maintain assets or incur liabilities in respect of Swap Agreements related to Indebtedness of Holdings permitted hereunder, (ii) engage in any public offering of its common stock or any other issuance or sale or repurchase of its Equity Interests, in each case to the extent not resulting in a Change of Control, (iii) participate in tax, accounting and other administrative matters as a member of the consolidated group of Holdings, the Borrower and its Restricted Subsidiaries, (iv) hold any cash or property (but not operate any property), (v) employ or provide indemnification to employees, officers and directors and (vi) engage in any activities incidental to the foregoing. SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower will not, and will not permit any Restricted Subsidiary to, purchase or acquire (including pursuant to any merger with any Person that was not a wholly owned Restricted Subsidiary prior to such merger) any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make any loans or advances to, Guarantee any obligations of, or make any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (collectively, “Investments”), except: (a) Permitted Acquisitions, (b) Permitted Investments, (c) Investments existing on the Closing Date and set forth on Schedule 6.04 and any Investments consisting of extensions, modifications or renewals of any such Investments (excluding any such extensions, modifications or renewals involving additional advances, contributions or other investments of cash or property or other increases thereof unless it is a result of the accrual or accretion of interest or OID or payment-in-kind pursuant to the terms, as of the Closing Date, of the original Investment so extended, modified or renewed), (d) Investments by the Borrower or any Restricted Subsidiaries in Equity Interests in their respective Restricted Subsidiaries; provided that (A) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Collateral Agreement (subject to the limitations referred to in the definition of “Collateral and Guarantee

136 Requirement”) and (B) the aggregate amount of investments in Non-Loan Parties by Loan Parties (together with outstanding intercompany loans permitted under clause (B) to the proviso to Section 6.04(e) and outstanding Guarantees permitted to be incurred under clause (B) to the proviso to Section 6.04(f)) shall not exceed the greater of (x) $10,000,000 and (y) 15% of TTM Consolidated EBITDA at the time of such incurrence at any time outstanding (in each case determined without regard to any write-downs or write-offs), (e) loans or advances made by the Borrower to any Restricted Subsidiary and made by any Restricted Subsidiary to the Borrower or any other Restricted Subsidiary; provided that (A) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Collateral Agreement and (B) the amount of such loans and advances made by Loan Parties to Non-Loan Parties (together with outstanding investments permitted under clause (B) to the proviso to Section 6.04(d) and outstanding Guarantees permitted under clause (B) to the proviso to Section 6.04(f)) shall not exceed the greater of (x) $10,000,000 and (y) 15% of TTM Consolidated EBITDA at the time of such incurrence in the aggregate at any time outstanding (in each case determined without regard to any write-downs or write-offs), (f) Guarantees constituting Indebtedness permitted by Section 6.01 and performance guarantees in the ordinary course of business; provided that (and without limiting the foregoing) the aggregate principal amount of Indebtedness of Non-Loan Parties that is Guaranteed by any Loan Party (together with outstanding investments permitted under clause (B) to the proviso to Section 6.04(d) and outstanding intercompany loans permitted under clause (B) to the proviso to Section 6.04(e)) shall not exceed the greater of (x) $10,000,000 and (y) 15% of TTM Consolidated EBITDA at the time of such incurrence at any time outstanding (in each case determined without regard to any write- downs or write-offs), (g) receivables or other trade payables owing to the Borrower or any Restricted Subsidiary if created or acquired in the ordinary course of business consistent with past practice and payable or dischargeable in accordance with customary trade terms; provided that such trade terms may include such concessionary trade terms as the Borrower or any such Restricted Subsidiary deems reasonable under the circumstances, (h) Investments consisting of Equity Interests, obligations, securities or other property received in settlement of delinquent accounts of and disputes with customers and suppliers in the ordinary course of business and owing to the Borrower or any Restricted Subsidiary or in satisfaction of judgments, (i) Investments by the Borrower or any Restricted Subsidiary in payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business, (j) loans or advances by the Borrower or any Restricted Subsidiary to employees and other individual service providers made in the ordinary course of business

137 (including travel, entertainment and relocation expenses) of the Borrower or any Restricted Subsidiary not exceeding $2,000,000 in the aggregate at any time outstanding (determined without regard to any write-downs or write-offs of such loans or advances), (k) Investments in the form of Swap Agreements, (l) Investments of any Person existing at the time such Person becomes a Restricted Subsidiary of the Borrower or consolidates or merges, in one transaction or a series of transactions, with the Borrower or any of the Restricted Subsidiaries (including in connection with a Permitted Acquisition) so long as such investments were not made in contemplation of such Person becoming a Restricted Subsidiary or of such consolidation or merger, (m) Investments received in connection with the dispositions of assets permitted by Section 6.05, (n) Investments constituting deposits described in clauses (c) and (d) of the definition of the term “Permitted Encumbrances”, (o) Investments constituting the purchase of Equity Interests in any joint venture so long as on a Pro Forma Basis, immediately after giving effect to the making of such Investment (together with any related issuance or incurrence of Indebtedness) as if such Investment had been made on the first day of the applicable period, the Total Net Leverage Ratio as of the most recent Test Period prior to the making of (or committing to make, at the option of the Borrower) such Investment shall be no greater than 4.25:1.00, (p) [reserved], (q) [reserved], (r) Investments by the Borrower or any Restricted Subsidiary (including Investments in Permitted Acquisitions) in an aggregate amount, as valued at cost at the time each such Investment is made and including all related commitments for future advances, not exceeding the Available Amount immediately prior to the time of the making of any such Investment, (s) Investments by the Borrower or any Restricted Subsidiary in an amount not to exceed the greater of (x) $35,000,000 and (y) 50% of TTM Consolidated EBITDA as of the date of such Investment in the aggregate at any time outstanding, (t) Investments, loans and advances by the Borrower or any Restricted Subsidiary to any Captive Insurance Subsidiary in an amount equal to (A) the capital required under the applicable laws or regulations of the jurisdiction in which such Captive Insurance Subsidiary is formed or determined by independent actuaries as prudent and necessary capital to operate such Captive Insurance Subsidiary plus (B) any reasonable general corporate and overhead expenses of such Captive Insurance Subsidiary,

138 (u) additional Investments so long as (i) at the time of making such Investment, no Specified Default shall have occurred and be continuing and (ii) on a Pro Forma Basis, immediately after giving effect to the making of such Investment (together with any related issuance or incurrence of Indebtedness) as if such Investment had been made on the first day of the applicable period, the Total Net Leverage Ratio as of the most recent Test Period prior to the making of (or committing to make, at the option of the Borrower) such Investment shall be no greater than 4.25:1.00, and (v) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course of business. Notwithstanding the foregoing or anything else in this Agreement or the other Loan Documents to the contrary, no Investment of Material Intellectual Property may be made from Holdings, the Borrower or any Restricted Subsidiary to any Unrestricted Subsidiary. For purposes of covenant compliance, the amount of any Investment outstanding at any time shall be the original cost of such Investment (without adjustment for any increases or decreases in the value of such Investments), reduced by (except in the case of any Investments made using the Available Amount pursuant to Section 6.04(r) and returns which are included in the Available Amount pursuant to the definition thereof) any dividend, distribution, interest payment, return of capital, repayment or other amount received in cash by the Borrower or a Restricted Subsidiary in respect of such Investment. SECTION 6.05 Asset Sales. The Borrower will not, and will not permit any Restricted Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it (other than directors’ qualifying Equity Interests or Equity Interests required by applicable law to be held by a Person other than the Borrower a Restricted Subsidiary), nor will the Borrower permit any Restricted Subsidiary to issue any additional Equity Interest in such Restricted Subsidiary (other than to the Borrower or another Restricted Subsidiary in compliance with Section 6.04) involving aggregate payments or consideration for assets having a Fair Market Value in excess of $10,000,000 for any individual transaction or series of related transactions, except: (a) sales, transfers and dispositions of (i) inventory in the ordinary course of business and (ii) used, damaged, obsolete, worn out, negligible or surplus equipment or property in the ordinary course of business, (b) sales, transfers and dispositions to the Borrower or any Restricted Subsidiary; provided that any such sales, transfers or dispositions involving a Non-Loan Party shall be made in compliance with Section 6.09, (c) sales, transfers and dispositions of products, services or accounts receivable (including at a discount) in connection with the compromise, settlement or collection thereof consistent with past practice,

139 (d) sales, transfers and dispositions of property to the extent such property constitutes an investment permitted by clauses (b), (h), (l) and (n) of Section 6.04, (e) sale and leaseback transactions permitted by Section 6.06, (f) dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of the Borrower or any Restricted Subsidiary, (g) (i) sales, transfers and dispositions of Non-Core Assets in connection with a Permitted Acquisition or other Investment permitted hereunder which, in the reasonable good faith judgment of the Borrower, are not used or useful or are duplicative in the business of Borrower and the Restricted Subsidiaries or as required by regulatory (including antitrust) authorities and (ii) sales, transfers and dispositions of assets not constituting Collateral, in an aggregate amount not to exceed the greater of $10,000,000 and 15% TTM Consolidated EBITDA as of the most recent Test Period prior to making (or committing to make, at the option of the Borrower) such sale, transfer or disposition, (h) exchanges of property for similar replacement property for fair value, (i) assets set forth on Schedule 6.05, (j) the sale or other disposition of Permitted Investments in the ordinary course of business, (k) the sale or disposition of any assets or property received as a result of a foreclosure by the Borrower or any Restricted Subsidiary with respect to any secured Investment or other transfer of title with respect to any secured Investment in default, (l) the licensing or sublicensing of intellectual property in the ordinary course of business or in accordance with industry practice, (m) the sale, lease, conveyance, disposition or other transfer of (a) the Equity Interests of, or any Investment in, any Unrestricted Subsidiary or (b) Investments (other than Investments in any Restricted Subsidiary) made pursuant to clause (s) of Section 6.04, (n) surrender or waiver of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind, (o) leases or subleases to third persons in the ordinary course of business that do not interfere in any material respect with the business of the Borrower or any of its Restricted Subsidiaries,

140 (p) the sale of Equity Interests in joint ventures to the extent required by or made pursuant to, customary buy/sell arrangements entered into in the ordinary course of business between the joint venture parties and sent forth in joint venture agreements, (q) (q) sales, transfers, leases and other dispositions of assets in any fiscal year representing no more than 10% of Consolidated EBITDA for the immediately preceding fiscal year of the Borrower and its Restricted Subsidiaries, (r) (r) the sale of Equity Interests in a Subsidiary formed after the Closing Date to a Strategic Investor within 18 months of the formation of such Subsidiary in the ordinary course of business such that such newly-formed Subsidiary becomes a Qualified Joint Venture as long as such Subsidiary continues to constitute a Qualified Joint Venture (it being agreed that such sale shall not be deemed permitted pursuant to this clause (r) if the applicable Person ceases to be a Qualified Joint Venture), and (s) (s) the issuance by InnovAge California PACE-Sacramento, LLC of 41.1% (in the aggregate) of its outstanding Equity Interests to Adventist Health System/West and Eskaton Properties, Incorporated on March 18, 2019 pursuant to the terms of that certain Limited Liability Company Agreement, dated as of March 18, 2019, by and among TCO Western Holdings, LLC, Adventist Health System/West and Eskaton Properties, Incorporated (t) (t) additional sales, transfers, leases and other dispositions so long as (i) at the time of making such sale, transfer, lease or other disposition, no Specified Default shall have occurred and be continuing and (ii) on a Pro Forma Basis, immediately after giving effect to the making of such sale, transfer, lease or other dispositions) as if such sale, transfer, lease or other dispositions had been made on the first day of the applicable period, the Total Net Leverage Ratio as of the most recent Test Period prior to the making of (or committing to make, at the option of the Borrower) such sale, transfer, lease or other dispositions shall be no greater than 3.75:1.00; provided that, all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by paragraphs (b), (c), (f), (l), (n) and (p) above) shall be made for Fair Market Value and (other than those permitted by paragraphs (b), (d), (h), (l), (n) and (p) above) for at least 75% cash consideration; provided that, the foregoing cash consideration requirement shall be reduced to the extent, on a Pro Forma Basis, immediately after giving effect to the making of such sale, transfer, lease or other disposition as if such sale, transfer, lease or other dispositions had been made on the first day of the applicable period, the Total Net Leverage Ratio as of the most recent Test Period prior to the making of (or committing to make, at the option of the Borrower) such sale, transfer, lease or other disposition is no greater than (x) 3.75:1.00, to at least 50% cash consideration and (y) 3.00:1.00, to 0% cash consideration (and for purposes of making the foregoing determination, each of the following shall be deemed “cash consideration”: (1) any liabilities, as shown on the then most recent balance sheet of Borrower that are assumed by the transferee of any such assets pursuant to a customary novation agreement or other customary agreement that releases Borrower or such Restricted Subsidiary from all liability thereunder or with respect thereto; and (2) any securities, notes or other obligations received by Borrower or

141 such Restricted Subsidiary from the transferee that are converted to cash or Cash Equivalents within ninety (90) days after receipt, to the extent of the cash or Cash Equivalents received in that conversion), plus (for all such sales, transfers, leases and other dispositions permitted hereby) an aggregate additional amount of non-cash consideration in the amount not to exceed the greater of (x) $10,000,000 and (y) 15% of TTM Consolidated EBITDA as of the date of such Investment). Notwithstanding the foregoing or anything else in this Agreement or the other Loan Documents to the contrary, no sale, transfer, lease or other disposition of Material Intellectual Property may be made from Holdings, the Borrower or any Restricted Subsidiary to any Unrestricted Subsidiary. SECTION 6.06 [Reserved] SECTION 6.07 [Reserved]. SECTION 6.08 Restricted Payments; Certain Payments of Indebtedness. (a) The Borrower will not, and will not permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except: (i) the Borrower may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, (ii) Restricted Subsidiaries may declare and pay dividends ratably with respect to their capital stock, membership or partnership interests or other similar Equity Interests, (iii) the Borrower may declare and pay dividends or make other distributions to Holdings, the proceeds of which are used by Holdings or a parent to purchase or redeem Equity Interests of Holdings or a parent acquired by employees, consultants or directors of Holdings, the Borrower or any Restricted Subsidiary; provided that the aggregate amount of such purchases or redemptions under this clause (iii) shall not exceed $5,000,000 in any fiscal year (and, to the extent that the aggregate amount of purchases or redemptions made in any fiscal year pursuant to this clause (iii)) is less than $5,000,000, any outstanding amounts form such year (or any prior year) may be carried forward and used for such purpose in any following fiscal year); provided that in any such case (A) no Specified Default has occurred and is continuing or would result therefrom and (B) immediately after giving effect to any such purchase or redemption, the Borrower shall be in Pro Forma Compliance with the Financial Covenant, (iv) the Borrower may make Restricted Payments to Holdings to pay (or to make a payment to any direct or indirect parent of Holdings to enable it to pay) corporate overhead expenses incurred in the ordinary course and as may be necessary to permit Holdings (or any direct or indirect parent thereof) to pay their expenses and liabilities

142 incurred in the ordinary course, including, without limitation, (A) customary and reasonable salary, bonus and other compensation and benefits payable to officers, employees and consultants of Holdings or any direct or indirect parent thereof, (B) customary and reasonable fees and expenses paid to members of the board of directors of Holdings or any direct or indirect parent thereof or payments in respect of indemnification obligations to such board members, (C) reasonable general corporate overhead expenses of Holdings or any direct or indirect parent thereof, to the extent allocable to the operations of the Borrower and its Restricted Subsidiaries, (D) franchise taxes and other similar licensing expenses, in each case required to maintain its corporate existence and (E) fees and expenses (other than to Affiliates) relating to any unsuccessful debt or equity financing, (v) with respect to any taxable period (or portion thereof) with respect to which the Borrower and/or any of its Subsidiaries are members of a consolidated, combined or similar income tax group for U.S. federal and/or applicable state or local income tax purposes of which Holdings or a direct or indirect parent thereof is the common parent (a “Tax Group”), the Borrower may make Restricted Payments to Holdings (or any such parent) in an amount necessary to enable Holdings (or such parent, as applicable) to pay the portion of any consolidated, combined or similar U.S. federal, state or local income Taxes (as applicable) of such Tax Group for such taxable period that are directly attributable to the taxable income of the Borrower and/or its applicable Subsidiaries; provided that the amount of any such Restricted Payments pursuant to this clause (v) shall not exceed the amount of such Taxes that the Borrower and/or its applicable Subsidiaries would have paid had the Borrower and/or such Subsidiaries, as applicable, been a stand- alone corporate taxpayer (or a stand-alone corporate group); provided, further, that the payment of Restricted Payments pursuant to this clause (v) in respect of an Unrestricted Subsidiary shall be permitted only to the extent that cash distributions were made by such Unrestricted Subsidiary to the Borrower or any of its Restricted Subsidiaries for such purpose, (vi) cashless repurchases of Equity Interests of Holdings deemed to occur upon exercise of stock options or warrants or upon vesting of common stock, if such Equity Interests represent a portion of the exercise price or withholding obligations of such options, warrants or common stock, (vii) the Borrower and its Restricted Subsidiaries may make a payment of any dividend or other distribution or the consummation of any irrevocable redemption within 60 days after the date of declaration of the dividend or giving of the redemption notice, as the case may be, if at the date of declaration or notice, the dividend or redemption payment would have complied with the provisions of this Agreement (provided that such date of declaration or giving of notice of redemption shall be deemed to be a Restricted Payment and shall utilize capacity under another provision of this Section 6.08), (viii) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower and its Restricted Subsidiaries may make payments, directly or indirectly, to Holdings or any other direct or indirect parent company of the

143 Borrower to pay management, consulting and advisory fees or any other amounts payable to any Permitted Holder to the extent permitted by Section 6.09, (ix) (x) Borrower may make distributions, directly or indirectly, to Holdings or any direct or indirect parent thereof to enable the applicable entity to pay fees and expenses in connection with the Transactions and (y) Borrower may directly or indirectly pay an annual cash Restricted Payment to its direct or indirect equity holders in an aggregate amount not exceeding the sum of (i) 6.0% per annum of the Net Cash Proceeds received by Intermediate Holdings from the IPO and (ii) an aggregate amount per annum not to exceed 7.0% of Market Capitalization; , (x) the Borrower and the Restricted Subsidiaries may make additional Restricted Payments in an aggregate amount not exceeding the Available Amount immediately prior to the time of the making of such Restricted Payment; provided that (x) no Specified Default has occurred and is continuing or would result therefrom and (y) solely to the extent such Restricted Payment is attributable to the Retained Net Income Basket, immediately after giving effect to such Restricted Payment on a Pro Forma Basis, the Total Net Leverage Ratio does not exceed 4.253.50:1.00, (xi) the Borrower may make Restricted Payments to Holdings to pay any non- recurring fees, cash charges and cost expenses incurred in connection with the issuance of Equity Interests or Indebtedness, in each case only to the extent that such transaction is not consummated, (xii) additional Restricted Payments long as (i) at the time of making such Restricted Payment, no Specified Default shall have occurred and be continuing and (ii) on a Pro Forma Basis, immediately after giving effect to the making of such Restricted Payment (together with any related issuance or incurrence of Indebtedness) as if such Restricted Payment had been made on the first day of the applicable period, the Total Net Leverage Ratio as of the most recent Test Period prior to the making of (or committing to make, at the option of the Borrower) such Restricted Payment shall be no greater than 32.75:1.00, and , (xiii) additional Restricted Payments in an aggregate amount not to exceed the greater of (x) $25,0007,500,000 and (y) 3515% of TTM Consolidated EBITDA as of the date of such Restricted Payment, provided that no Specified Default shall have occurred, be continuing or would result therefrom, (xiv) the Borrower and its Restricted Subsidiaries may make payments for the repurchase of Equity Interests deemed to occur upon the exercise of options, rights or warrants to the extent such Equity Interests represent a portion of the exercise price of those options, rights or warrants, (xv) the Borrower and its Restricted Subsidiaries may make cash payments in lieu of fractional shares issuable as dividends on preferred stock or upon the conversion of any convertible debt securities of the Borrower and its Restricted Subsidiaries, and

144 (xvi) payment of fees and reimbursement of other expenses to the Permitted Holders in connection with the Transactions permitted by Section 6.09 shall be permitted, and provided further that cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary from members of management of the Borrower, any of the Borrower’s direct or indirect parent companies or any of the Borrower’s Restricted Subsidiaries in connection with a repurchase of Equity Interests of any of the Borrower’s direct or indirect parent companies will not be deemed to constitute a Restricted Payment. (b) The Borrower will not, and will not permit any Restricted Subsidiary to, make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Subordinated Indebtedness (other than the intercompany loans among Restricted Subsidiaries and the Borrower) (“Specified Indebtedness”), except: (i) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness, other than, in the case of Subordinated Indebtedness, as prohibited by the subordination provisions thereof, (ii) the conversion or exchange of any Specified Indebtedness into, or redemption, repurchase, prepayment, defeasance or other retirement of any such Indebtedness with the Net Proceeds of the issuance by Holdings or a parent of Equity Interests (or capital contributions in respect thereof) of Holdings or a parent after the Closing Date to the extent not Otherwise Applied, plus any fees and expenses in connection with such conversion, exchange, redemption, repurchase, prepayment, defeasance or other retirement, (iii) the prepayment, redemption, defeasance, repurchase or other retirement of Specified Indebtedness for an aggregate purchase price not to exceed the Available Amount; provided that (x) no Event of Default has occurred and is continuing or would result therefrom and (y) solely to the extent such prepayment, redemption, defeasance, repurchase or other retirement is attributable to the Retained Net Income Basket, immediately after giving effect to such prepayment, redemption, defeasance, repurchase or other retirement of Specified Indebtedness on a Pro Forma Basis, the Total Net Leverage Ratio does not exceed 4.253.50:1.00, (iv) additional prepayments, redemptions, defeasances, repurchases or other retirements as long as (i) at the time of making such prepayment, redemption, defeasance, repurchase or other retirement, no Specified Default shall have occurred and be continuing and (ii) on a Pro Forma Basis, immediately after giving effect to the making of such prepayment, redemption, defeasance, repurchase or other retirement (together with any related issuance or incurrence of Indebtedness) as if such prepayment, redemption, defeasance, repurchase or other retirement had been made on the first day of the applicable period, the Total Net Leverage Ratio as of the most recent Test Period prior to the making

145 of (or committing to make, at the option of the Borrower) such prepayment, redemption, defeasance, repurchase or other retirement shall be no greater than 32.75:1.00, (v) additional prepayments, redemptions, defeasances, repurchases or other retirements of Specified Indebtedness in an aggregate amount not to exceed the greater of (x) $25,0007,500,000 and (y) 3515% of TTM Consolidated EBITDA as of the date of such prepayments, redemption, defeasance, repurchase or other retirement,,, provided that no Specified Default shall have occurred, be continuing or would result therefrom, and (vi) refinancings of Indebtedness to the extent the Indebtedness being incurred in connection with such refinancing is a Permitted Refinancing. (c) The Borrower will not, and will not permit any Restricted Subsidiary to, make any payment or prepayment with respect to the NewCourtland Earn-Out unless (A) after giving effect to such payment, (i) the Loan Parties are in compliance on a Pro Forma Basis with the covenant set forth in Section 6.12, recomputed for the most recent fiscal quarter for which financial statements have been delivered, and (ii) no Event of Default has occurred and is continuing (or would result from the making of such payment) or (B) such payment is made substantially simultaneously with the proceeds of issuances of Permitted Securities (or any other contribution to capital or sale or issuance of any other Equity Interests on terms reasonably satisfactory to the Administrative Agent) by Holdings (other than (x) any Disqualified Stock and (y) Permitted Securities or other contributions or sales of Equity Interests in connection with an exercise of the Cure Right). SECTION 6.09 Transactions with Affiliates. The Borrower will not, and will not permit any Restricted Subsidiary to, sell, lease, transfer or otherwise dispose of any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, involving aggregate payments or consideration in excess of $5,000,000 for any individual transaction or series of related transactions, except: (a) transactions that are at prices and on terms and conditions, taken as a whole, not materially less favorable to the Borrower or such Restricted Subsidiary that could be obtained on arm’s-length transaction basis from unrelated third parties other than an Affiliate, (b) transactions between or among Holdings, the Borrower, and the Subsidiary Loan Parties, (c) any Investment permitted under Section 6.04(d), 6.04(e), 6.04(g) or 6.04(m), (d) any Indebtedness permitted under Section 6.01(v) and Section 6.01(xii), (e) any Restricted Payment permitted under Section 6.08,

146 (f) loans or advances to employees permitted under Section 6.04(e), (g) any lease entered into between the Borrower or any Restricted Subsidiary, as lessee, and any of the Affiliates of the Borrower or entity controlled by such Affiliates, as lessor, which is approved in good faith by a majority of the disinterested members of the Board of Directors of the Borrower and for which the Borrower or any Restricted Subsidiary delivers to the Administrative Agent a letter from an accounting, appraisal or investment banking firm of national standing stating that such lease is fair to the Borrower or such Restricted Subsidiary from a financial point of view, (h) , the Borrower or any of its Restricted Subsidiaries may pay, or may pay cash dividends to enable Holdings to pay, (A) so long as no Default described in Section 7.01(b) and no Event of Default has occurred and is continuing, the management, advisory, incentive or similar fees payable under the Management Agreement for any period ending after the fourth anniversary of the Closing Date in an aggregate amount not greater than $1,000,000 during any fiscal year, payable in equal quarterly installments, in arrears (plus any unpaid management, consulting, monitoring or advisory fees within such amount accrued in any prior year but in any event accrued after the fourth anniversary of the Closing Date), (B) so long as no Default described in Section 7.01(b) and no Event of Default has occurred and is continuing, fees in respect of any financings, acquisitions or dispositions with respect to which any Permitted Holder acts as an adviser to Holdings, the Borrower or any Restricted Subsidiary in an amount not to exceed 2.0% of the value of any such transaction and (C) indemnities and expense reimbursements pursuant to the Management Agreement; provided, any fees not paid under this Section 6.09(h) due to the existence of a Default described in Section 7.01(b) or an Event of Default shall be deferred and may be paid when no such Default or Event of Default exists or would arise as a result of such payment, (i) any contribution to the capital of Holdings directly or indirectly by the Permitted Holders or any purchase of Equity Interests of Holdings by the Permitted Holders not prohibited by this Agreement, (j) the payment of reasonable fees to directors of Holdings, the Borrower or any Restricted Subsidiary who are not employees of Holdings, the Borrower or any Restricted Subsidiary, and compensation and employee benefit plans and arrangements paid to, and indemnities provided for the benefit of, directors, officers, consultants or employees of Holdings, the Borrower or any Restricted Subsidiary in the ordinary course of business, (k) any issuances of Equity Interests, securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by the Borrower’s or Holdings’ Board of Directors (or a committee thereof), (l) transactions pursuant to agreements set forth on Schedule 6.09 and any amendments thereto to the extent such amendments are not materially less favorable

147 to the Borrower or such Subsidiary Loan Party than those provided for in the original agreements, (m) any employment, consulting, change of control and severance arrangements entered into in the ordinary course of business between a parent, Holdings, the Borrower or any Restricted Subsidiary and any officer, consultant or employee thereof, (n) payments by the Borrower or any of its Restricted Subsidiaries of reasonable insurance premiums to, and any borrowings or dividends received from, any Captive Insurance Subsidiary, (o) transactions with customers, suppliers, contractors, joint venture partners or purchasers or sellers of goods or services, in each case which are in the ordinary course of business (including, without limitation, pursuant to joint venture agreements) and otherwise in compliance with the terms of this Agreement which are approved in good faith by a majority of the disinterested members of the Board of Directors of the Borrower and for which the Borrower or any Restricted Subsidiary delivers to the Administrative Agent a letter from an accounting, appraisal or investment banking firm of national standing stating that such transaction is fair to the Borrower or such Restricted Subsidiary, as applicable, from a financial point of view, (p) the entering into of any tax sharing agreement or arrangement with Holdings or any direct or indirect parent company of the Borrower and any payments thereunder by the Borrower or any of its Restricted Subsidiaries to Holdings or any parent to the extent permitted by Section 6.08(a)(iv), (q) (q) the issuance of Equity Interests (other than Disqualified Stock) (i) of Holdings to Affiliates of Holdings or (ii) of Holdings or any Restricted Subsidiary for compensation purposes, (r) (r) non-exclusive intellectual property licenses not materially interfering with the conduct of the Borrower's business in the ordinary course of business, and (s) (s) the Transactions (including Transaction Expenses) and the payment of fees and expenses as part of or in connection with the Transactions. SECTION 6.10 Restrictive Agreements. (a) Subject to clauses (b) through (d) below, the Borrower will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of Holdings, the Borrower or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets or (ii) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay

148 loans or advances to the Borrower or any other Restricted Subsidiary or to Guarantee Indebtedness of the Borrower or any other Restricted Subsidiary. (b) The foregoing clause (a) shall not apply to restrictions and conditions (i) imposed by law or by any Loan Document, documentation governing any Permitted Refinancing (provided that such restrictions are not materially more restrictive (as determined in good faith by the Borrower), taken as a whole, than those contained in such agreements governing the Indebtedness being refinanced), or Indebtedness of a Foreign Subsidiary permitted to be incurred under this Agreement (provided that such restrictions shall apply only to such Foreign Subsidiary), (ii) existing on the Closing Date identified on Schedule 6.10 (and shall not apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) contained in agreements relating to the sale of a Restricted Subsidiary pending such sale; provided such restrictions and conditions apply only to the Restricted Subsidiary that is to be sold and such sale is permitted hereunder, (iv) contained in agreements relating to the acquisition of property; provided that such restrictions and conditions apply only to the property so acquired and were not created in connection with or in anticipation of such acquisitions and (v) imposed by any customary provisions restricting assignment of any agreement entered into the ordinary course of business. (c) The foregoing clause (a)(i) shall not apply to restrictions or conditions (i) imposed by any agreement relating to Secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (ii) imposed by customary provisions in leases restricting the assignment thereof. (d) The foregoing clause (a)(ii) shall not apply (x) to customary provisions in joint venture agreements relating to purchase options, rights of first refusal or call or similar rights of a third party that owns Equity Interests in such joint venture or (y) to customary restrictions on leases, subleases, licenses, cross-licenses, sublicenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate solely to the property interest, rights or the assets subject thereto. (e) For purposes of determining compliance with this Section 6.10, (i) the priority of any preferred stock in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on common stock shall not be deemed a restriction on the ability to make distributions on Equity Interests and (ii) the subordination of loans or advances made to the Borrower or a Restricted Subsidiary of the Borrower to other Indebtedness incurred by the Borrower or any such Restricted Subsidiary shall not be deemed a restriction on the ability to make loans or advances. SECTION 6.11 Amendment of Material Documents. The Borrower will not, and will not permit any Restricted Subsidiary to, amend, modify or waive any of its rights under (a) the documentation governing any Permitted Securities or (b) its Organizational Documents to the extent such amendment, modification or waiver would be materially adverse to the Lenders. SECTION 6.12 Maximum Secured Net Leverage Ratio .

149 The Borrower will not permit the Secured Net Leverage Ratio, calculated on the last day of each fiscal quarter listed below, to be greater than 4.75:1.00 as of the last day of each fiscal quarter, commencing with the fiscal quarter ending September 30, 2021. SECTION 6.13 Fiscal Year. The Borrower will not, and will not permit any Restricted Subsidiary to, change its fiscal year to end on any date other than June 30. ARTICLE VII Events of Default SECTION 7.01 Events of Default. If any of the following events (any such event, an “Event of Default”) shall occur: (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise, (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in paragraph (a) of this Section 7.01) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five (5) Business Days, (c) any representation or warranty made or deemed made by or on behalf of Holdings, the Borrower or any Subsidiary Loan Party in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect (except to the extent any such representation or warranty is qualified by “materially”, “Material Adverse Effect” or a similar term, in which case such representation or warranty shall prove to have been incorrect in any respect) when made or deemed made, (d) the Borrower or, in the case of Section 6.03, Holdings, fails to (or, to the extent applicable, fails to cause any Restricted Subsidiary to) observe or perform any covenant, condition or agreement contained in Section 5.02(a)(i), 5.04 (solely with respect to the existence of the Borrower) or in Article VI; provided that the Financial Covenant is subject to cure pursuant to Section 7.02, (e) Holdings, the Borrower or any Subsidiary Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in paragraph (a), (b) or (d) of this Section 7.01), and such failure shall continue unremedied for a period of 30 days after receipt by the Borrower of notice

150 thereof from the Administrative Agent (which notice will be given at the request of any Lender), (f) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (other than, with respect to Indebtedness consisting of Swap Agreements, as a result of any termination events or equivalent events (other than any additional termination events (or equivalent events)) and not as a result of any other default thereunder by any Loan Party); provided that this paragraph (f) shall not apply to Secured Indebtedness that becomes due solely as a result of the voluntary sale or transfer of the property or assets (to the extent not prohibited under this Agreement) securing such Indebtedness; provided, further, that such failure is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans hereunder, (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Holdings, the Borrower or any Restricted Subsidiary or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Restricted Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered, (h) Holdings, the Borrower or any Restricted Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in paragraph (g) of this Section 7.01, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Restricted Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any formal action for the purpose of effecting any of the foregoing, (i) one or more judgments for the payment of money (to the extent not paid or covered by independent third-party insurance or indemnity as to which the insurer or applicable indemnitor has been notified of such judgment or order and has not denied coverage or indemnity) in an aggregate amount in excess of the greater of (x) $25,000,000 and (y) 35% of TTM Consolidated EBITDA as of the date of such of determination shall be rendered against Holdings, the Borrower, any Restricted Subsidiary or any combination

151 thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Holdings, the Borrower or any Restricted Subsidiary to enforce any such judgment, (j) (i) an ERISA Event occurs that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, has resulted or would reasonably be expected to result in liability of a Loan Party or an ERISA Affiliate in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, or (ii) a Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under Section 4201 of ERISA under a Plan in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect, (k) (k) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral with a fair value in excess of $25,000,000, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Collateral Agent’s failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Agreement, (l) (l) any Loan Document shall for any reason be asserted by any Loan Party not to be a legal, valid and binding obligation of any party thereto, (m) (m) the Guarantees of the Obligations by Holdings and the Subsidiary Loan Parties pursuant to the Collateral Agreement shall cease to be in full force and effect (other than in accordance with the terms of the Loan Documents) or shall be asserted by Holdings, the Borrower or any Subsidiary Loan Party not to be in effect or not to be legal, valid and binding obligations, (n) (n) there shall occur any revocation, suspension, termination, rescission, non-renewal (except for any such non-renewal at the election of a Loan Party as would not reasonably be expected to have, in the aggregate, a Material Adverse Effect) or forfeiture or any similar final administrative action with respect to one or more Healthcare Permits, in each case of any Loan Party which, in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or (o) (o) a Change of Control shall occur; then, and in every such event (other than an event with respect to the Borrower described in paragraph (g) or (h) of this Section 7.01), and at any time thereafter during the continuance of such event, (x) the Revolver Agent may, and at the request of the Required Revolving Lenders shall, by notice to the Borrower, terminate the Revolving Commitments, and thereupon the Revolving Commitments shall terminate immediately, and (y) the Administrative Agent may, and, in the case of the following clause (i), at the request of the Required Term Lenders and, in the case of the

152 following clause (ii), at the request of the Required Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments in respect of the Term Loans, and thereupon such Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and the Revolving Commitments of each Revolving Lender shall immediately terminate; and in case of any event with respect to the Borrower described in paragraph (g) or (h) of this Section 7.01, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. SECTION 7.02 Borrower’s Right to Cure. (a) Notwithstanding anything to the contrary contained in Section 7.01, in the event that the Borrower fails to comply with the requirements of the Financial Covenant set forth in Section 6.12 (a “Financial Covenant Default”), after the last day of the fiscal period for which the Financial Covenant is being measured, but on or prior to the date that is 10 Business Days subsequent to the date on which financial statements with respect to such fiscal period are required to be delivered pursuant to Section 5.01, Holdings shall have the right to issue Permitted Securities (or any other contribution to capital or sale or issuance of any other Equity Interests on terms reasonably satisfactory to the Administrative Agent), the proceeds of which Holdings will contribute in cash to the Borrower as common equity or other equity on terms reasonably acceptable to the Administrative Agent (collectively, the “Cure Right”); provided that at the Borrower’s option, the Borrower may elect to exercise such Cure Right prior to the date of the delivery of the applicable financial statements if the Borrower reasonably determines that it will fail to comply with the requirements of the Financial Covenant upon the delivery of such financial statements, and upon the receipt by the Borrower of such cash (the “Cure Amount”) pursuant to the exercise by the Borrower of such Cure Right, the Financial Covenant shall be recalculated giving effect to the following pro forma adjustments: (i) Consolidated EBITDA shall be increased, solely for the purpose of measuring the Financial Covenant at the end of the applicable fiscal quarter and applicable subsequent periods which include such fiscal quarter and not for any other purpose under this Agreement, by an amount equal to the Cure Amount; and (ii) if, after giving effect to the foregoing recalculations, the Borrower shall then be in compliance with the requirements of the Financial Covenants, the Borrower shall be deemed to have satisfied the requirements of the Financial Covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the Financial Covenant that had occurred shall be deemed cured for the purposes of this Agreement.

153 (b) Notwithstanding anything herein to the contrary, (a) in each four-fiscal- quarter period there shall be at least two fiscal quarters in which the Cure Right is not exercised and no more than five (5) Cure Rights shall be exercised in the aggregate following the Closing Date, (b) the Cure Amount shall be no greater than the amount required for purposes of complying with the Financial Covenant and (c) the Cure Amount shall be set forth in an officer’s certificate delivered to the Administrative Agent. (c) The Cure Right and the effects thereof on determining pricing, financial ratio-based conditions (other than for determining actual compliance with Section 6.12) or any baskets with respect to covenants will be disregarded for all other purposes under the Loan Documents, including, without limitation, for purposes of calculating the leverage ratios as a threshold for permitted exceptions to any affirmative and negative covenants; provided that the reduction in the outstanding principal balance of the Loans due to the application of the proceeds of an the exercise of a Cure Right pursuant to Section 2.11 shall not be taken into account for purposes of determining compliance with the Financial Covenant for the measurement period ending on the last day of the applicable fiscal quarter. In addition, exercise of the Cure Right shall not result in any adjustment to any amounts (including the amount of Indebtedness) or increase in cash (and shall not be included for purposes of determining pricing, mandatory prepayments and the availability or amount permitted pursuant to any covenant under Article VI). (d) So long as the Borrower is entitled to exercise a Cure Right pursuant to the foregoing terms and provisions of this Section 7.02, neither Administrative Agent, the Revolver Agent nor any Lender shall impose default interest, accelerate the Obligations or exercise any enforcement remedy against any Loan Party or any of its Subsidiaries or any of their respective properties solely on the basis of the applicable Financial Covenant Default; provided that until timely receipt of the Cure Amount, an Event of Default shall be deemed to exist for all other purposes of this Agreement, including, without limitation, any term or provision of any Loan Document which prohibits any action to be taken by a Loan Party or any of its Subsidiaries during the existence of an Event of Default; provided, further, that notwithstanding the foregoing, upon a deemed cure pursuant to Section 7.02(c), the requirements of the applicable Financial Covenant shall be deemed to have been satisfied as of the applicable fiscal quarter with the same effect as though there had been no Financial Covenant Default (and any other Default arising solely as a result thereof) at such date or thereafter. SECTION 7.03 Exclusion of Immaterial Subsidiaries. Solely for the purposes of determining whether a Default has occurred under clause (g) or (h) of Section 7.01, any reference in any such clause to any Restricted Subsidiary shall be deemed to exclude any Restricted Subsidiary that is not a Material Subsidiary affected by any event or circumstance referred to in any such clause. ARTICLE VIII The Administrative Agent SECTION 8.01 Authorization and Action.

154 (a) Each Lender and each Issuing Bank hereby irrevocably appoints the entity named as Administrative Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Loan Documents and each Lender and each Issuing Bank authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender and each Issuing Bank hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Administrative Agent is a party, and to exercise all rights, powers and remedies that the Administrative Agent may have under such Loan Documents. (b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each Issuing Bank; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to liability unless the Administrative Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the Issuing Banks with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Administrative Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Administrative Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders and the Issuing Banks (except in limited circumstances expressly provided for herein relating to the maintenance

155 of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing: (i) the Administrative Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuing Bank or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Administrative Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Administrative Agent based on an alleged breach of fiduciary duty by the Administrative Agent in connection with this Agreement and/or the transactions contemplated hereby; and (ii) nothing in this Agreement or any Loan Document shall require the Administrative Agent to account to any Lender for any sum or the profit element of any sum received by the Administrative Agent for its own account. (d) The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub- agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (e) No Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder. (f) In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any Reimbursement Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise

156 (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.17 and 9.03) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Bank and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Banks or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or Issuing Bank in any such proceeding. (g) The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Banks, and, except solely to the extent of the Borrower’s rights to consent pursuant to and subject to the conditions set forth in this Article, none of the Borrower or any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the provisions of this Article. SECTION 8.02 Administrative Agent’s Reliance, Limitation of Liability, Etc . . (a) Neither the Administrative Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Administrative Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided

157 for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Loan Party to perform its obligations hereunder or thereunder. (b) The Administrative Agent shall be deemed not to have knowledge of any (i) notice of any of the events or circumstances set forth or described in Section 5.02 unless and until written notice thereof stating that it is a “notice under Section 5.02” in respect of this Agreement and identifying the specific clause under said Section is given to the Administrative Agent by the Borrower, or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of Default” or a “notice of an Event of Default”) is given to the Administrative Agent by the Borrower, a Lender or an Issuing Bank. Further, the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent, or (vi) the creation, perfection or priority of Liens on the Collateral or (vii) compliance by Affiliated Lenders with the terms hereof relating to Affiliated Lenders. Notwithstanding anything herein to the contrary, the Administrative Agent shall not be liable for, or be responsible for any Liabilities, costs or expenses suffered by the Borrower, any Subsidiary, any Lender or any Issuing Bank as a result of, any determination of the Revolving Credit Exposure, any of the component amounts thereof or any portion thereof attributable to each Lender or Issuing Bank. (c) Without limiting the foregoing, the Administrative Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 9.04, (ii) may rely on the Register to the extent set forth in Section 9.04(b), (iii) may consult with legal counsel (including counsel to the Borrower), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or Issuing Bank and shall not be responsible to any Lender or Issuing Bank for any statements, warranties or representations made by or on behalf of any Loan Party in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, may presume that such condition is satisfactory to such Lender or Issuing Bank

158 unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). SECTION 8.03 Posting of Communications. (a) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”). (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Closing Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuing Banks and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and the Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR

159 DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform. (d) Each Lender and each Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address. (e) Each of the Lenders, each of the Issuing Banks and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. SECTION 8.04 The Administrative Agent Individually. With respect to its Commitment, Loans (including Swingline Loans), Letter of Credit Commitments and Letters of Credit, the Person serving as the Administrative Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Bank, as the case may be. The terms “Issuing Banks”, “Lenders”, “Required Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity as a Lender, Issuing Bank or as one of the Required Lenders, as applicable. The Person serving as the Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, the Borrower, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Administrative Agent and without any duty to account therefor to the Lenders or the Issuing Banks. SECTION 8.05 Successor Administrative Agent.

160 (a) The Administrative Agent may resign at any time by giving 30 days’ prior written notice thereof to the Lenders, the Issuing Banks and the Borrower, whether or not a successor Administrative Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a bank with an office in New York, New York or an Affiliate of any such bank. In either case, such appointment shall be subject to the prior written approval of the Borrower (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent. Upon the acceptance of appointment as Administrative Agent by a successor Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Loan Documents. (b) Notwithstanding paragraph (a) of this Section, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Banks and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Security Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties, and continue to be entitled to the rights set forth in such Security Document and Loan Document, and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Administrative Agent shall have no duty or obligation to take any further action under any Security Document, including any action required to maintain the perfection of any such security interest), and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall directly be given or made to each Lender and each Issuing Bank. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article and Section 9.03, as well as any exculpatory, reimbursement

161 and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. SECTION 8.06 Acknowledgements of Lenders and Issuing Banks. (a) Each Lender and each Issuing Bank represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case in the ordinary course of business, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument (and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing), (iii) it has, independently and without reliance upon the Administrative Agent, any Arranger, or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender acknowledges that in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws). (b)(c) Each Lender, by delivering its signature page to this Agreement on the Closing Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Closing Date.

162 (c)(d) Each Lender and Issuing Bank hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this SECTION 8.06(d) shall be conclusive, absent manifest error. (i) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (ii) The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party. (iii) Each party’s obligations under this SECTION 8.06(d) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or

163 obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. SECTION 8.07 Collateral Matters.. (a) Except with respect to the exercise of setoff rights in accordance with Section 9.08 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. (a)(b) In furtherance of the foregoing and not in limitation thereof, no arrangements in respect of Cash Management Services the obligations under which constitute Secured Cash Management Obligations and no Swap Agreement the obligations under which constitute secured Swap Obligations, will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such arrangement in respect of Cash Management Services or Swap Agreement, as applicable, shall be deemed to have appointed the Administrative Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph. (b)(c) The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(a). The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral. SECTION 8.08 Credit Bidding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or

164 unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. SECTION 8.09 SECTION 8.09. Certain ERISA Matters.. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance

165 of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) (i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, (ii) (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, or any Arranger or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in

166 connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto. (b) The Administrative Agent, and each Arranger hereby informs the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. ARTICLE IX ARTICLE XARTICLE IX Miscellaneous SECTION 10.01SECTION 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows: (i) if to the Borrower, to Total Community Options, Inc. 8950 East Lowry Boulevard Denver, Colorado 80230, Attention: Maureen Hewitt (Telecopy No. (303) 996- 1600), (ii) if to the Administrative Agent, Revolver Agent, Swingline Lender or Collateral Agent, to JPMorgan Chase Bank, N.A., 131 South Dearborn St, Floor 04, Chicago, IL 60603-5506, Attention: Loan and Agency Servicing, (Email: Jpm.agency.cri@jpmorgan.com;), (A) for Agency Withholding Tax Inquiries (Email: agency.tax.reporting@jpmorgan.com) (B) for Agency Compliance/Financials/Intralinks (Email: covenant.compliance@jpmchase.com)

167 (iii) If to JPMorgan Chase Bank, N.A., as Issuing Bank, to JPMorgan Chase Bank, N.A., 131 South Dearborn St, Floor 04, Chicago, IL 60603-5506, Attention: LC Agency Team (chicago.lc.agency.activity.team@jpmchase.com; Tel: 800-364-1969; Fax: 856-294-5267) with a copy to JPMorgan Chase Bank, N.A., 131 South Dearborn St, Floor 04, Chicago, IL, 60603-5506, Attention: Loan and Agency Servicing (Email: jpm.agency.cri@jpmorgan.com (iv) if to any Issuing Bank (other than JPMorgan Chase Bank, N.A), to such address as the Issuing Bank may provide in writing to the Revolver Agent and the Borrower from time to time, (v) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire, (vi) if to make any updates, modifications or supplements to the list of Disqualified Institutions, by e-mail to JPMDQ_Contact@jpmorgan.com (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Applicable Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Applicable Agent and the applicable Lender. The Applicable Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Applicable Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the Administrative Agent and the Revolver Agent (and, in the case of the Administrative Agent or Revolver Agent, by written notice to the Borrower). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. (d) Each Revolving Lender shall notify the Revolver Agent in writing of any changes in the address to which notices to such Revolving Lender should be directed, of addresses of its lending office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Revolver Agent shall reasonably request.

168 SECTION 10.02SECTION 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Revolver Agent, the Issuing Bank, the Collateral Agent, the Swingline Lender or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Revolver Agent, the Issuing Bank, the Collateral Agent, the Swingline Lender and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, the Revolver Agent, any Lender, the Collateral Agent, the Swingline Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. (b) Except as provided in Section 2.20 (other than Section 2.20(d)(i)) with respect to an Additional Credit Extension Amendment (or to give effect to any restatement of this Agreement, the substantive terms of which are otherwise permitted hereby), neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Holdings, the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Section 4.02 or of any Default or mandatory prepayment or mandatory reduction of any Commitments shall not constitute an increase of any Commitment of any Lender), (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly and adversely affected thereby, it being understood that any change to the definition of “Secured Net Leverage Ratio”, in the component definitions thereof shall not constitute a reduction in any rate of interest; provided that, for the avoidance of doubt, only the consent of the Required Lenders shall be necessary to amend Section 2.13(d) or to waive any obligation of the Borrower to pay interest thereunder, (iii) postpone the maturity of any Loan, or any scheduled date of payment of the principal amount of any Loan, the required date of reimbursement of any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any

169 Commitment, without the written consent of each Lender directly and adversely affected thereby (it being understood that a waiver of any Default or mandatory prepayment or mandatory reduction of any Commitment shall not constitute a reduction, waiver, excuse or postponement), (iv) change Section 2.18(b), (c) or (f) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender directly and adversely affected thereby, (v) change any of the provisions of this Section 9.02 or the percentage set forth in the definition of “Required Lenders”, “Required Revolving Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender directly and adversely affected thereby (or each Lender of such Class, as applicable), (vi) release Holdings or any Subsidiary Loan Party from its Guarantee under the Collateral Agreement (except as provided in Section 9.15 or in the Collateral Agreement) or limit its liability in respect of such Guarantee, without the written consent of each Lender, (vii) release all or substantially all the Collateral from the Liens of the Security Documents (except as provided in Section 9.15 or in the Collateral Agreement), without the written consent of each Lender, (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class, or (ix) (i) the definition of Required Term Lenders or this Section 9.02(b)(ix) or (ii) increase the amount of Revolving Commitments from those in effect on the Closing Date, in each case, without the written consent of the Required Term Lenders (or by the Administrative Agent with the consent of Required Term Lenders); ), or (x) contractually subordinate, without the written consent of each Lender directly and adversely affected thereby (but not the consent of the Required Lenders) (A) the Liens on all or substantially all of the Collateral securing the Obligations to the Liens securing any other Indebtedness for borrowed money or (B) the Obligations in right of payment to any other Indebtedness for borrowed money, in each case, except in the case of (i) any Indebtedness that is expressly permitted under the Credit Agreement as of the Amendment No. 2 Effective Date to be senior to the Liens securing the Obligations and/or be secured by a Lien that is senior to the Liens securing the Obligations, (ii) any Indebtedness incurred pursuant to a receivables facility or securitization facility the

170 incurrence of which is otherwise approved by the Required Lenders, (iii) any “debtor-in- possession” facility or (iv) any other Indebtedness so long as such Indebtedness is offered ratably to all directly and adversely affected Lenders on the same terms. provided, that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Bank or the Swingline Lender without the prior written consent of the Administrative Agent, the Issuing Bank or the Swingline Lender, as applicable, and (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of a particular Class of Lenders (but not any other Lenders) may be effected by an agreement or agreements in writing entered into by Holdings, the Borrower and requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section 9.02(b) if such Class of Lenders were the only Class of Lenders hereunder at the time. As it relates to rights of the Issuing Bank, (a) the definition of “Letter of Credit Sublimit” may be amended to increase the amount thereof to an amount equal to no more than 50% of the aggregate principal amount of the Revolving Commitments (as in effect as of the date thereof) with only the written consent of the Issuing Bank, the Revolver Agent and the Borrower and (b) this Agreement may be amended to adjust the mechanics related to the issuance of Letters of Credit, including mechanical changes relating to the existence of multiple Issuing Banks, with only the written consent of the the applicable Issuing Bank and the Borrower, so long as the obligations of the Revolving Lenders, if any, who have not executed such amendment, and if applicable, the other Issuing Banks, if any, who have not executed such amendment, are not adversely affected thereby. No Lender consent is required to effect an Additional Credit Extension Amendment (except (i) as expressly provided in Sections 2.20 or 2.21, as applicable or (ii) that the provisions of Section 2.20(d)(i) may not be amended or waived without the consent of the Required Lenders). In connection with any proposed amendment, modification, waiver or termination (a “Proposed Change”) requiring the consent of all Lenders or all adversely affected Lenders, if the consent of the Required Lenders to such Proposed Change is obtained, but the consent to such Proposed Change of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 9.02(b) being referred to as a “Non- Consenting Lender”), then, at the Borrower’s request, any Lender assignee that is reasonably acceptable to the Applicable Agent shall have the right to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Borrower’s request, sell and assign to such Lender assignee, at no expense to such Non-Consenting Lender, all the Commitments and Loans of such Non-Consenting Lender for an amount equal to the principal balance of all Loans (and funded participations in Swingline Loans and unreimbursed LC Disbursements) held by such Non-Consenting Lender and all accrued interest and fees with respect thereto through the date of sale (including amounts under Sections 2.12, 2.15, 2.16 and 2.17), such purchase and sale to be consummated pursuant to an executed Assignment and Assumption in accordance with Section 9.04(b) (which Assignment and Assumption need not be signed by such Non-Consenting Lender); provided, that, if any such Non-Consenting Lender does not execute and deliver to the Applicable Agent a duly executed Assignment and Assumption reflecting such replacement within two (2) Business Days of the date on which the Lender assignee executes and delivers such Assignment and Assumption to such Non-Consenting Lender, then such Non- Consenting Lender shall be deemed to have executed and delivered such Assignment and Assumption without any action on the part of the Non-Consenting Lender.

171 (c) Notwithstanding the provisions of clause (b), this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Initial Term Loans and the Revolving Loans and the accrued interest and fees in respect thereof, and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. In addition, this Agreement may be amended with the written consent of the Administrative Agent, the Borrower and the Lenders providing the relevant Replacement Term Loans to permit the refinancing of all outstanding Term Loans of a Class with a replacement term loan tranche hereunder (the “Replacement Term Loans”); provided that (i) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such refinanced Term Loans, (ii) the Applicable Rate for such Replacement Term Loans shall not be higher than the Applicable Rate for such refinanced Term Loans, (iii) the Weighted Average Life to Maturity of such Replacement Term Loans shall not be shorter than the Weighted Average Life to Maturity of such refinanced Term Loans at the time of such refinancing (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the refinanced Term Loans) and (iv) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such refinanced Term Loans, except to the extent necessary to provide for covenants and other terms applicable to any period after the Latest Maturity Date in effect immediately prior to such refinancing. (d) Notwithstanding anything in this Section 9.02 to the contrary, (a) technical and conforming modifications to the Loan Documents may be made with the consent of the Borrower and the Administrative Agent to the extent necessary (i) to integrate any Incremental Term Loans, any Incremental Revolving Commitments, any Extended Term Loans or any Extended Revolving Commitments or (ii) to cure any ambiguity, omission, defect or inconsistency and (b) without the consent of any Lender or Issuing Bank, the Loan Parties and the Administrative Agent or any collateral agent may (in their respective sole discretion, or shall, to the extent required by any Loan Document) enter into any (x) amendment, modification or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties or as required by local law to give effect to, or protect any security interest for benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law or this Agreement or in each case to otherwise enhance the rights or benefits of any Lender under any Loan Document or (y) any Junior Lien Intercreditor Agreement. (e) Notwithstanding anything in this Section 9.02 to the contrary, if the Administrative Agent and the Borrower shall have jointly identified an obvious error, mistake, ambiguity, incorrect cross-reference or any error or omission of a technical or immaterial nature, in each case, in any provision of this Agreement or any other Loan Document (including, for the avoidance of doubt, any exhibit, schedule or other attachment to any Loan Document), then the Administrative Agent (acting in its sole discretion) and the Borrower or any other relevant Loan

172 Party shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document. Notification of such amendment shall be made by the Administrative Agent to the Lenders promptly upon such amendment becoming effective. SECTION 10.03SECTION 9.03 Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay or reimburse (i) all reasonable and documented out- of-pocket expenses incurred by the Administrative Agent, the Collateral Agent and the Joint Lead Arrangers, including the reasonable fees, charges and disbursements of counsel for the Agents (within 30 days of a written demand therefor, together with backup documentation supporting such reimbursement request), in connection the preparation, execution, delivery and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (but, limited, in the case of legal fees and expenses, to the reasonable and documented fees, disbursements and other charges of one counsel to the Administrative Agent, and the Joint Lead Arrangers, and, if necessary, of one local counsel in any relevant jurisdiction) and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and the Lenders (within 30 days of a written demand therefor, together with backup documentation supporting such reimbursement request) incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (but, limited, in the case of legal fees and expenses, to the reasonable and documented fees, disbursements and other charges of one counsel to the Administrative Agent, the Revolver Agent and the Lenders taken as a whole, and, if necessary, of one local counsel to the Administrative Agent, the Revolver Agent and the Lenders taken as a whole in any relevant jurisdiction and one additional counsel in each relevant jurisdiction for each group of similarly situated parties in the event of a conflict of interest). If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent or Revolver Agent in its discretion. For the avoidance of doubt, this Section 9.03(a) shall not apply to Taxes, except any Taxes that represent costs and expenses arising from any non-Tax claim. For the avoidance of doubt, the term “Lender” shall, for purposes of this Section 9.03(a) include any Issuing Bank and any Swingline Lender. (b) The Borrower shall indemnify the Administrative Agent, the Revolver Agent, the Collateral Agent, each Joint Lead Arranger, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”), and hold each Indemnitee harmless, from and against any and all losses, claims, damages, liabilities or out-of-pocket expenses incurred by or asserted against any Indemnitee (but, limited, in the case of legal fees and expenses, to the reasonable and documented fees, disbursements and other charges of one counsel to the Indemnitees taken as a whole, and, if necessary, of one local counsel to the Indemnitees taken as a whole in any relevant jurisdiction and one additional counsel in each relevant jurisdiction for each group of similarly situated parties in the event of a conflict) incurred in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions, the Amendment and Restatement or any other transactions

173 contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release or threat of Release of Hazardous Materials on, at, under or from any property currently or formerly owned, leased or operated by the Borrower or any of its Subsidiaries, or any actual or alleged Environmental Liability related in any way to the Borrower or any of its Subsidiaries or their respective properties or operations, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, losses, damages, claims or out-of-pocket expenses resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any of its Related Parties, as determined by a final non-appealable judgment of a court of competent jurisdiction, (y) a material breach of any obligations under any Loan Document by such Indemnitee or of any of its Related Parties, as determined by a final non-appealable judgment of a court of competent jurisdiction or (z) any dispute solely among Indemnitees other than any claims against an Indemnitee in its capacity or in fulfilling its role as an administrative agent or arranger or any similar role under this Agreement and other than any claims arising out of any act or omission of the Borrower or any of its Affiliates (in the case of any such act or omission, as determined in a final and non-appealable judgment of a court of competent jurisdiction). All amounts due under this Section 9.03(b) shall be paid within 30 days after written demand therefor (together with backup documentation supporting such reimbursement request); provided that, that such Indemnitee shall promptly refund and return such amounts to the extent that there is a final non-appealable judicial determination by a court of competent jurisdiction that such Indemnitee was not entitled to indemnification rights with respect to such payment pursuant to the express terms of this Section 9.03(b). This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. Payments under this Section shall be made by the Borrower to the Administrative Agent for the benefit of the relevant Indemnitee. For the avoidance of doubt, the term “Lender” shall, for purposes of this Section 9.03(b) include any Issuing Bank and any Swingline Lender. (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, the Revolver Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section 9.03, each Lender severally agrees to pay to the Administrative Agent, the Revolver Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender, as applicable, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as applicable, was incurred by or asserted against the Administrative Agent, the Revolver Agent, the Collateral Agent, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the aggregate Revolving Exposures, outstanding Term Loans, and unused Commitments at the time. (d) To the extent permitted by applicable law, neither the Borrower or any other Loan Party shall assert, and each hereby waives, any claim against any Indemnitee, on any theory

174 of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this Section 9.03(d) shall relieve the Borrower and each Loan Party of any obligation it may have to indemnify an Indemnitee, as provided in Section 9.03(b), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. SECTION 10.04SECTION 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (except pursuant to Section 6.03(a)(i)) (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, express or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section 9.04) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Revolver Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the limitations set forth in paragraph (a) above and the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of: (A) the Borrower; provided that the Borrower shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Applicable Agent within 10 Business Days after having received notice thereof; provided further that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if a Specified Event of Default has occurred and is continuing, any other assignee other than a Disqualified Institution, (B) the Applicable Agent; provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund, provided further that no consent of the Revolver Agent shall be required for an assignment of all or any portion of a Revolving Loan or Revolving Commitment to a Lender, and

175 (C) the Issuing Bank; provided that no consent of the Issuing Bank shall be required for an assignment of all or any portion of a Term Loan. (ii) Assignments shall be subject to the following conditions: (A) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Applicable Agent) shall not be less than an amount of $1,000,000 and shall be in increments of an amount of $1,000,000 in excess thereof (or, in each case, if less, all of such Lender’s Commitment or Loans of the applicable Class) unless each of the Borrower and the Administrative Agent, and, in the case of any assignment of a Revolving Loan, Letter of Credit or Revolving Commitment, the Revolver Agent, otherwise consent; provided that such assignments shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any, (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause shall not be construed to prohibit assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans, (C) the parties to each assignment shall execute and deliver to the Applicable Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire, (E) no assignment may be made to (i) a Disqualified Institution without the prior written consent of the Borrower, (ii) a natural person or (iii) except as permitted by Section 9.04(d), the Borrower or any of its Affiliates, and (F) any assignment of Term Loans or Commitments of Term Loans shall specify whether such Term Loans or Commitments, as applicable, constitute Initial Term Loans, Incremental Term Loans or Commitments with respect to any of the foregoing Classes of Term Loans and, if such Term Loans or Commitments constitute Incremental Term Loans or Incremental Term Loan Commitments, the date of initial Borrowing of such Incremental Term Loans or the effective date of such Incremental Term Loan Commitments, as applicable. Notwithstanding the foregoing or anything to the contrary set forth herein, any assignment of any Loans to any Affiliated Lender shall also be subject to the requirements of Section 9.04(d).

176 For purposes of this Section 9.04(b): “Approved Fund” means (a) a CLO and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor. “CLO” means any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course and is administered or managed by a Lender or an Affiliate of such Lender. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section 9.04, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section 9.04. (iv) Each of the Administrative Agent and the Revolver Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount and stated interest of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (a “Register”). The entries in the applicable Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, the Revolver Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the applicable Register pursuant to the terms hereof as a Lender for all purposes of the Loan Documents, notwithstanding notice to the contrary. Each Register shall be available for inspection by the Borrower, and solely with respect to their respective interests by the Issuing Banks and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 9.04 and any written consent to such assignment required by paragraph (b) of this Section 9.04, the Applicable Agent shall accept such Assignment and Assumption and record the

177 information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) Any Lender may, without the consent of the Borrower, the Administrative Agent, the Revolver Agent, the Issuing Banks or the Swingline Lender, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Revolver Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. (i) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and related interest amounts) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under this Agreement) except to the extent that the relevant parties, acting reasonably and in good faith, determine that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and the Lender maintaining such Participant Register shall treat each person whose name is recorded in the Participant Register as the owner of the participation in question for all purposes of this Agreement notwithstanding any notice to the contrary. (ii) The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations of such Sections, provided that any forms required to be provided by any Participant pursuant to Section 2.17(e) shall be provided solely to the applicable Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 9.04; provided, further that a Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as

178 though it were a Lender; provided such Participant agrees to be subject to Section 2.17(e) and Section 2.18(c) as though it were a Lender. (iii) Any Lender may at any time pledge, assign or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge, assignment or grant to secure obligations to a Federal Reserve Bank, and this Section 9.04 shall not apply to any such pledge, assignment or grant of a security interest; provided that no such pledge, assignment or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledge or assignee for such Lender as a party hereto. (iv) Notwithstanding any other provision of this Agreement, no Lender will assign its rights and obligations under this Agreement, or sell participations in its rights and/or obligations under this Agreement, to any Person who is (i) a Disqualified Institution (with respect to participations to the extent the identity of such Disqualified Institution has been made available in writing to all Lenders), (ii) a natural person, (iii) a Person listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation, (iv) a Person either (A) included within the term “designated national” as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515 or (B) designated under Section 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or similarly designated under any related enabling legislation or any other similar executive orders or (v) the Borrower or any of its Affiliates. (d) (i) Notwithstanding anything else to the contrary contained in this Agreement, any Lender may assign all or a portion of its Term Loans to a Person who is or will become, after such assignment, an Affiliated Lender in accordance with Section 9.04(b) and this Section 9.04(d); provided that: (A) (A) the assigning Lender and Non-Debt Fund Affiliate purchasing such Lender’s Term Loans, as applicable, shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit J hereto (an “Affiliated Lender Assignment and Assumption”) in lieu of an Assignment and Assumption; (B) (B) for the avoidance of doubt, Lenders shall not be permitted to assign Revolving Commitments, Revolving Loans, Extended Revolving Commitments, Incremental Revolving Commitments, Incremental Revolving Loans or Refinancing Revolving Commitments to any Affiliated Lender; (C) (C) no Non-Debt Fund Affiliate shall be permitted to hold Term Loans pursuant to this Section 9.04(d), if (i) Non-Debt Fund Affiliates in the aggregate would own in excess of 20% of the Term Loans of any Class then outstanding or (ii) there would be more than two (2) Non-Debt Fund Affiliates holding Term Loans of any Class then outstanding; and

179 (D) (D) any purchases by a Non-Debt Fund Affiliate made through “dutch auctions” shall require that such Person (i) make a customary representation to all assigning Lenders that it does not possess material non-public information (or material information of the type that would not be public if the Borrower or any parent was a publicly reporting company) with respect to the Borrower and its Subsidiaries that either (A) has not been disclosed to the Lenders generally (other than Lenders that have elected not to receive such information) or (B) if not disclosed to the Lenders, could reasonably be expected to have a material effect on, or otherwise be material to (a) a Lender’s decision to participate in any such “dutch auction” or (b) the market price of the Loans and (ii) clearly identify itself as a Non- Debt Fund Affiliate in any assignment and assumption agreement executed in connection with such purchases; provided that if Borrower is unwilling, in its sole discretion, to make the representations set forth in sub-clause (i) above, the assigning Lender shall deliver a customary “big boy” letter to the Administrative Agent. (ii) Notwithstanding anything to the contrary in this Agreement, no Non-Debt Fund Affiliate shall have any right to (A) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent, the Revolver Agent or any Lender to which representatives of the Loan Parties are not invited, (B) receive any information or material prepared by Administrative Agent, the Revolver Agent or any Lender or any communication by or among the Administrative Agent, the Revolver Agent and/or one or more Lenders, except to the extent such information or materials have been made available to any Loan Party or its representatives (and in any case, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans required to be delivered to Lenders pursuant to Section 2 of this Agreement), or (C) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against the Administrative Agent, the Revolver Agent, the Collateral Agent or any other Lender with respect to any duties or obligations or alleged duties or obligations of such Agent or any other such Lender under the Loan Documents. (iii) By its acquisition of Term Loans, a Non-Debt Fund Affiliate shall be deemed to have acknowledged and agreed that if a case under Title 11 of the United States Code is commenced against any Loan Party, such Loan Party shall provide (and each Non- Debt Fund Affiliate hereby agrees) that (A) such Non-Debt Fund Affiliate (in its capacity as such) shall not take any step or action in such case to object to, impede, or delay the exercise of any right or the taking of any action by Administrative Agent (or the taking of any action by a third party that is supported by Administrative Agent) in relation to such Non-Debt Fund Affiliates’ claim with respect to its Loans (including, without limitation, objecting to any debtor in possession financing, use of cash collateral, grant of adequate protection, sale or disposition, compromise, or plan of reorganization) so long as such Non- Debt Fund Affiliate is treated in connection with such exercise or action on the same or better terms as the other Lenders, (B) the vote of any Non-Debt Fund Affiliate (in its capacity as a Lender) with respect to any plan of reorganization of such Loan Party shall

180 not be counted except that such Non-Debt Fund Affiliate’s vote (in its capacity as a Lender) may be counted to the extent any such plan of reorganization proposes to treat the Obligations held by such Non-Debt Fund Affiliate in a manner that is less favorable to such Non-Debt Fund Affiliate than the proposed treatment of similar Obligations held by Lenders that are not Affiliates of the Borrower; each Non-Debt Fund Affiliate hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Non-Debt Fund Affiliate’s attorney-in-fact, with full authority in the place and stead of such Non-Debt Fund Affiliate and in the name of such Non-Debt Fund Affiliate (solely in respect of Loans and participations therein and not in respect of any other claim or status such Non-Debt Fund Affiliate may otherwise have) from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this clause (iii) and this Agreement. For the avoidance of doubt, the Lenders and each Non-Debt Fund Affiliate agree and acknowledge that the provisions set forth in this clause (iii) constitute a “subordination agreement” as such term is contemplated by, and utilized in, Section 510(a) of the Federal Bankruptcy Reform Act of 1978 (the “Bankruptcy Code”), and, as such, would be enforceable for all purposes in any case where a Loan Party has filed for protection under the Bankruptcy Code of the United States. (e) Notwithstanding anything in Section 9.02 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders or any other requisite Class vote required by this Agreement have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent, Revolver Agent, Collateral Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, (A) all Term Loans held by any Non-Debt Fund Affiliate shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders (or requisite vote of any Class of Lenders) have taken any actions and (B) the aggregate amount of Term Loans held by Debt Fund Affiliates will be excluded to the extent in excess of 49% of the amount required to constitute “Required Lenders”; provided that, (i) the commitment of any Non-Debt Fund Affiliate shall not be increased, (ii) the due date for payments of interest, fees and scheduled payments of principal owed to any Non-Debt Fund Affiliate shall not be extended, (iii) the amounts owing to any Non-Debt Fund Affiliate will not be reduced and (iv) any amendment that results in a disproportionate and adverse effect on a Non-Debt Fund Affiliate, in relation to all non-Affiliated Lenders or otherwise require the consent of each Lender or each affected Lender without the consent of such Non-Debt Fund Affiliate, in each instance in subclauses (i) to (iv) above, without the consent of such Non-Debt Fund Affiliate. (f) The Borrower shall maintain at its offices a copy of each Assignment and Assumption delivered to it by any Non-Debt Fund Affiliate (the “Affiliated Lender Register”). Each Non-Debt Fund Affiliate shall advise the Borrower and the Administrative Agent in writing of any proposed disposition of Term Loans by such Lender. Additionally, if any Lender becomes a Non-Debt Fund Affiliate at a time that such Lender holds any Term Loans, such Lender shall promptly advise the Borrower and the Administrative Agent that such Lender is a Non-Debt Fund

181 Affiliate. Copies of the Affiliated Lender Register shall be provided to the Administrative Agent and the Non-Debt Fund Affiliate upon request. Notwithstanding the foregoing if at any time (if applicable, after giving effect to any proposed assignment to a Non-Debt Fund Affiliate), all Non- Debt Fund Affiliates own or would, in the aggregate own more than 20% of the principal amount of all any Class of Term Loans then outstanding (i) any proposed pending assignment to a Non- Debt Fund Affiliate that would cause such threshold to be exceeded shall not become effective or be recorded in the Affiliated Lender Register and (ii) if such threshold is otherwise exceeded (whether as a result of a Lender becoming a Non-Debt Fund Affiliate after it has acquired Term Loans, due to repayments, prepayments or Declined Proceeds, or otherwise), such Non-Debt Fund Affiliate shall assign sufficient Term Loans of such Class so that Non-Debt Fund Affiliates in the aggregate own less than 20% of the aggregate principal amount of Term Loans of such Class then outstanding. The Administrative Agent may conclusively rely upon the Affiliated Lender Register in connection with any amendment or waiver hereunder and shall not have any responsibility for monitoring any acquisition or disposition of Term Loans by any Non-Debt Fund Affiliate or for any losses suffered by any Person as a result of any purported assignment to or from an Affiliated Lender. (g) The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans or Commitments, or disclosure of confidential information, to any Disqualified Institution. SECTION 10.05SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall have independent significance and be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Revolver Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. SECTION 10.06SECTION 9.06 Counterparts; Integration; Effectiveness.

182 (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent and/or the Revolver Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (b) Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any

183 format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against any the Administrative Agent, any Arranger, any Issuing Bank and any Lender, and any Related Party of any of the foregoing Persons for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. SECTION 10.07SECTION 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 10.08SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The applicable Lender shall notify the Borrower and the Applicable Agent of such setoff or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff or application under this Section 9.08. The rights of each Lender under this Section 9.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. SECTION 10.09SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York. (b) Each of Holdings and the Borrower hereby irrevocably and unconditionally (i) submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America, in each case, sitting in the Borough of Manhattan in the City of New York, and any appellate court from any thereof, in any action or proceeding arising

184 out of or relating to this Agreement, any other Loan Document, or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such federal court and (ii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Revolver Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings, the Borrower or their respective properties in the courts of any jurisdiction. (c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby in any court referred to in paragraph (b) of this Section 9.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 10.10SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10. SECTION 10.11SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

185 SECTION 10.12SECTION 9.12 Confidentiality. Each of the Agents, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information, except that Information may be disclosed (a) to it and its Affiliates and its and its Affiliates’ directors, officers, employees, legal counsel, independent auditors and other experts, professionals, advisors or agents (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested or demanded by any Governmental Authority or self- regulatory authority having jurisdiction over it or any of its Affiliates; provided that the Administrative Agent, Revolver Agent or such Lender, as applicable, agrees that it will promptly notify the Borrower (other than at the request of a regulatory authority or any self-regulatory authority having or asserting jurisdiction over such Person) unless such notification is prohibited by law, rule or regulation, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process or order of any court or administrative agency; provided that the Administrative Agent, Revolver Agent or such Lender, as applicable, agrees that it will notify the Borrower as soon as practicable in the event of any such disclosure by such Person (other than at the request of a regulatory authority or any self-regulatory authority having or asserting jurisdiction over such Person) unless such notification is prohibited by law, rule or regulation, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 9.12, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any current or prospective financing source or (iii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower, (h) to any rating agency when required by it on a customary basis and after consultation with the Borrower (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to Loan Parties and their Subsidiaries received by it from such Lender), (i) in connection with the exercise of any remedies hereunder, under any other Loan Document or the enforcement of its rights hereunder or thereunder, (j) for purposes of establishing a “due diligence” defense, (k) to the extent such Information is independently developed by such Person or its Affiliates so long as not based on Information obtained in a manner that would otherwise violate this Section 9.12 or (l) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 9.12 or (ii) becomes available to the Administrative Agent, the Revolver Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than Holdings or the Borrower; provided that such source is not actually known by such disclosing party to be bound by an agreement containing provisions substantially the same as those contained in this Section 9.12. or (m) to the extent required by a potential or actual insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage under which payments are to be made or may be made by reference to this Agreement. For the purposes of this Section 9.12, the term “Information” means all information received from Holdings or the Borrower relating to Holdings or the Borrower or its business, other than any such information that is available to the Administrative Agent, the Revolver Agent, any Joint Lead Arranger, any Issuing Bank, any Lender or any of their respective Affiliates on a nonconfidential basis prior to disclosure by Holdings or the Borrower and other than information pertaining to this Agreement routinely provided by

186 arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from Holdings, the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules, or regulations to a governmental, regulatory, or self-regulatory authority without any notification to any person. SECTION 10.13SECTION 9.13 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.13 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender. SECTION 10.14SECTION 9.14 USA Patriot Act. Each Lender hereby notifies each Loan Party that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”),”) and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of each Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the Patriot Act and the Beneficial Ownership Regulation. SECTION 10.15SECTION 9.15 Release of Collateral. (a) Upon any sale or other transfer by any Loan Party of any Collateral that is permitted under this Agreement to a Person that is not a Loan Party, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of this Agreement, the security interest in such Collateral shall be automatically released. (b) Upon the addition of a Succeeding Holdings and satisfaction by such Succeeding Holdings of the Collateral and Guarantee Requirement, the prior Holdings shall be automatically released from all of its obligations under the Security Documents.

187 (c) Upon any Subsidiary of the Borrower becoming an Excluded Subsidiary, or otherwise having its Equity Interests disposed of in a transaction permitted under this Agreement, to be released from its guarantee of any Obligation (including pursuant to a valid waiver or consent, the designation of such Subsidiary as an Unrestricted Subsidiary), to the extent that, after giving effect to such transaction, such Subsidiary would no longer be a Restricted Subsidiary or would otherwise become an Excluded Subsidiary. SECTION 10.16SECTION 9.16 No Fiduciary Duty. In connection with all aspects of each transaction contemplated by this Agreement, the Borrower acknowledges and agrees, and acknowledges the other Loan Parties’ understanding, that (i) each transaction contemplated by this Agreement is an arm’s-length commercial transaction between the Loan Parties, on the one hand, and the Administrative Agent, the Revolver Agent and the Lenders, on the other hand, (ii) in connection with each such transaction and the process leading thereto, the Administrative Agent, the Revolver Agent and the Lenders will act solely as principals and not as agents or fiduciaries of the Loan Parties or any of their stockholders, affiliates, creditors, employees or any other party, (iii) neither the Administrative Agent, the Revolver Agent nor any Lender will assume an advisory or fiduciary responsibility in favor of the Borrower or any of its Affiliates with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether the Administrative Agent, the Revolver Agent or any Lender has advised or is currently advising any Loan Party on other matters) and neither the Administrative Agent, the Revolver Agent nor any Lender will have any obligation to any Loan Party or any of its Affiliates with respect to the transactions contemplated in this Agreement except the obligations expressly set forth herein, (iv) the Administrative Agent, the Revolver Agent and each Lender may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their affiliates, and (v) neither the Administrative Agent, the Revolver Agent nor any Lender has provided or will provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby and the Loan Parties have consulted and will consult their own legal, accounting, regulatory, and tax advisors to the extent it deems appropriate. The matters set forth in this Agreement and the other Loan Documents reflect an arm’s-length commercial transaction between the Loan Parties, on the one hand, and the Administrative Agent, the Revolver Agent and the Lenders, on the other hand. The Borrower agrees that the Loan Parties shall not assert any claims that any Loan Party may have against the Administrative Agent, the Revolver Agent or any Lender based on any breach or alleged breach of fiduciary duty. SECTION 10.17SECTION 9.17 [Reserved]. SECTION 10.18SECTION 9.18 Material Non-Public Information. (a) EACH LENDER ACKNOWLEDGES THAT INFORMATION (AS DEFINED IN SECTION 9.12) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE

188 WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. (b) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW. SECTION 10.19SECTION 9.19 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write down and conversion powers of the applicable Resolution Authority. SECTION 10.20SECTION 9.20 [Reserved].

189 SECTION 10.21SECTION 9.21 Separate Obligations. Each Term Creditor acknowledges and agrees that because of their differing rights in proceeds of the Collateral, the Term Loan Obligations are fundamentally different from the Revolving Loan Obligations and must be separately classified in any plan of reorganization proposed or confirmed in connection with or following any Bankruptcy Event involving any Borrower or Guarantor as a debtor. No Term Creditor shall seek in any proceeding related to any such Bankruptcy Event to be treated as part of the same class of creditors as the Revolving Creditors or shall oppose any pleading or motion by the Revolving Creditors for the Revolving Creditors and the Term Creditors to be treated as separate classes of creditors. Notwithstanding the foregoing, and regardless of whether the Term Loan Obligations and the Revolving Loan Obligations are separately classified in any such plan of reorganization, the Term Creditors hereby acknowledge and agree that to the extent that the aggregate value of the Collateral exceeds the amount of the Revolving Loan Obligations, the Revolving Creditors shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of interest, and fees, costs and charges incurred subsequent to the commencement of the applicable proceeding related to the applicable Bankruptcy Event (regardless of whether such interest, and fees, costs and charges incurred subsequent to the commencement of the applicable proceeding related to the applicable Bankruptcy Event is allowed as part of the claims of the Revolving Creditors under section 506(b) of the Bankruptcy Code or otherwise) before any distribution (whether pursuant to a plan of reorganization or otherwise) is made in respect of any of the claims held by the Term Creditors. The Term Creditors hereby acknowledge and agree to hold in trust for the benefit of the Revolving Creditors and to turn over to the Revolving Creditors all distributions received or receivable by them in any proceeding related to an applicable Bankruptcy Event (whether pursuant to a plan of reorganization or otherwise) to the extent necessary to effectuate the intent of the preceding sentence, even if such turnover has the effect of reducing the claim or recovery of the Term Creditors. SECTION 10.22SECTION 9.22 Acknowledgement Regarding Any Supported QFCs.. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the

190 Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [Signature Pages Follow]